                                                                   EXHIBIT 10.14


        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY FLOUR CITY INTERNATIONAL, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

                                 TRADE CONTRACT


Agreement made this 19th day of May, 1997 by and between SWISS RE INVESTORS, INC. with an office at 237 Park Avenue, New York, New York 10017 (the "Owner") and Flour City Architectural Metals, Inc. with an office at 915 Riverview Drive, Suite 1, Johnson City, TN 37601 (the "Trade Contractor").

The Owner engages the Trade Contractor to perform the work generally described in Paragraph 3 hereof and the General Conditions for the Contract for Construction (the "General Conditions") which are attached hereto and made a part hereof (collectively, the "Work"). The Trade Contractor hereby agrees to perform the Work in accordance with all the documents set forth in Paragraph 5 hereof (the "Contract Documents").

1. The Project is the construction of the Owner's new corporate headquarters located in North Castle, New York.

2. The Owner has retained the services of a project manager (the "Project Manager"), construction manager (the "Construction Manager") and design professionals (the "Design Team") as described in the General Conditions.

3. The Trade Contractor shall provide and furnish all labor, materials, tools, supplies, equipment, service, facilities, supervision, administration, and all the items required by the Contract Documents for proper and complete performance and acceptance of the CURTAINWALL SYSTEMS WORK in strict accordance with the Contract Documents.

4. The Trade Contractor shall be paid for the Work the sum of ** (herein the "Contract Price"). The Trade Contractor represents that it has inspected the project site and has satisfied itself as to the condition thereof and that the contract price is just and reasonable compensation for all the work and for the Trade Contractor's assumption of the risk of all foreseen and unforeseen risks, hazards, and difficulties in connection with the performance of the Work.

5. The Contract Price includes all Federal, STATE*, County, Municipal and other taxes imposed by law and based upon labor, services, materials, equipment or other items acquired, performed, furnished or used for an in connection with the Work, including but not limited to sales, use and personal property taxes payable by or levied or assessed against the Owner or the Trade Contractor. Where the law requires any such taxes to be stated and charged separately, the total price of all items included in the Work plus the amount of such taxes shall not exceed the Contract Price.

     * REFER TO ADDITIONAL PROVISIONS/SCOPE OF WORK ITEM #B2

6. The Contract Documents, sometimes hereinafter referred to collectively as the "Trade Contract," are listed below and shall constitute the Trade Contract.

        A.      This Trade Contract

        B.      General Conditions and all exhibits thereto

        C. Additional Provisions/Scope of work and all exhibits/attachments thereto

        D.      Rider 'A' Revised Contract Terms

The Trade Contractor is bound by the terms of all Contract Documents. The Trade Contractor represents and agrees that it has carefully examined and understands this Trade Contract and the other Contract Documents, has investigated the nature, locality and site of the Work and the conditions and difficulties under which it is to be performed and that it enters into this Agreement on the basis of its own examination, investigation and evaluation of all such matters and not in reliance upon any opinions or representations of Owner, the Project Manager, the Construction Manager, or the members of the Design Team, or of any of their respective officers, agents, servants, or employee

7. This Agreement, the provisions of the General Conditions and the other Contract Documents are intended to supplement and complement each other and shall, where possible, be thus interpreted. Definitions contained in the General Conditions are applicable to this Agreement. If, however, any provision of this Agreement irreconcilably conflicts with a provision of the General Conditions and/or other Contract Documents, the provision imposing the greater duty or obligation on the Trade Contractor shall govern.

8. The Trade Contractor acknowledges it has reviewed the Contract Documents and accepts them with full responsibility and liability for the performance thereof, and the Owner, the Construction Manager, the Project Manager and the members of the Design Team shall not have responsibility or liability for the Trade Contractor's performance of the Work.

9. The Trade Contractor acknowledges that it has carefully reviewed and without reservation accepts each of the indemnification provisions which are in the General Conditions.

10. Time is of the essence in the commencement of the Work and the performance of the Contract and the Work. The Trade Contractor shall be liable for all direct and consequential damages arising out of any failure to perform the Work in accordance with the terms and provisions of the Contract Documents. The Trade Contractor shall commence the Work when notified to do so by the Owner and shall diligently and continuously prosecute and complete the Work and coordinate the Work with the other work being performed on the Project. The Trade Contractor shall perform the Work in accordance with the Project Schedule and any amendments thereof as may be issued from time to time, and any other scheduling requirements listed in this Agreement, so as not to delay, obstruct, hinder or interfere with the commencement, progress or completion of the whole or any part of the Work or other work on the Project.

11. The Trade Contractor shall participate and cooperate in the development of schedules and other efforts to achieve timely completion of the Work and provide information for the scheduling of the times and sequence of operations required for its Work to meet the Owner's overall schedule requirement. The Trade Contractor shall continuously monitor the Project Schedule so as to be fully familiar with the timing, phasing and sequence of operations of the Work and of other work on the Project, and shall execute the Work in accordance with the requirements of the Project Schedule and any revisions thereto.

12. Without additional charge or expense to the Owner, the Trade Contractor shall obtain and pay for all necessary permits and licenses pertaining to the Work and shall comply with all federal, state, municipal and local laws, ordinances, codes, rules, regulations, standards, orders, notices and requirements, including but not limited to those relating to safety, discrimination in employment, fair employment practices or equal employment opportunity, and whether or not provided for by the Drawings, Specifications, General Conditions, or other Contract Documents. The Trade Contractor shall be also responsible for and correct, at its own cost and expense, any violations thereof resulting from or in connection with the performance of its Work. The Trade Contractor shall at any time upon demand furnish such proof as the Owner may require showing such compliance and the correction of such violations. The Trade Contractor agrees to save harmless and indemnify the Owner, the Project Manager, the Construction Manager and members of the Design Team from and against any and all loss, injury, claims, actions, proceedings, liability, damages, fines, penalties, costs and expenses, including legal fees and disbursements, caused or occasioned directly or indirectly by the Trade Contractor's failure to comply with any of said laws, ordinances, rules, regulations, standards, orders, notices or requirements or to correct such violations therefore resulting from or in connection with the performance of Work.

                               GENERAL CONDITIONS


                                      for


                           CONTRACTS FOR CONSTRUCTION


                                      for


                        SWISS RE CORPORATE HEADQUARTERS
                             NORTH CASTLE, NEW YORK





                                     Owner:

                            Swiss Re Investors, Inc.
                                237 Park Avenue
                            New York, New York 10017








3/21/97
                                                              INITIALED:
                                                              SWISS RE
                                                              TRADE CONTRACTOR

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1
DEFINITIONS................................................................  1
         1.1   Definitions.................................................  1

ARTICLE 2
CONTRACT DOCUMENTS.........................................................  4
         2.1   Priority and Intent of Document.............................  4
         2.2   Division of Work............................................  5
         2.3   Captions....................................................  5
         2.4   Recognized Meaning..........................................  5

ARTICLE 3
THE TRADE CONTRACTOR.......................................................  6
         3.1   The Trade Contractor and all Subcontractors Bound...........  6
         3.2   Quality of Workmanship and Materials........................  6
         3.3   Trade Contractor's Responsibility for Legal Requirements....  6
         3.4   Trade Contractor's Responsibility to Detect and Avoid
               Errors......................................................  7
         3.5   Cooperation with Other Trade Contractors....................  7
         3.6   Representations.............................................  8
         3.7   Existing Conditions.........................................  9
         3.8   Record ("As Built") Drawings................................  9
         3.9   Project Meetings............................................  9
         3.10  Warranties and Guaranties................................... 10
         3.11  Performance Specifications.................................. 10
         3.12  Work by Subcontractors...................................... 11
         3.13  Discharge of Liens.......................................... 11
         3.14  Royalties and Patents....................................... 12

ARTICLE 4
THE DESIGN TEAM, PROJECT MANAGER AND CONSTRUCTION MANAGER.................. 12
         4.1   General..................................................... 12
         4.2   Site Visits................................................. 12
         4.3   Interpretation and Clarification............................ 13
         4.4   Coordination................................................ 13
         4.5   Changes and Substitutions..................................  13
         4.6   Final Review...............................................  14
         4.7   Warranties, Guaranties and Manuals.........................  14
         4.8   Cooperation with the Construction Manager, Design Team
               Design and Limits of their Authority.......................  14

                                                                          Page
                                                                          ----
ARTICLE 5
ADMINISTRATION, SUPERVISION AND SCHEDULING . . . . . . . . . . . . . . .   15
          5.1  Trade Contractor's Work Force . . . . . . . . . . . . . .   15
          5.2  Trade Contractor's Project Representative . . . . . . . .   16
          5.3  Time of Performance . . . . . . . . . . . . . . . . . . .   16
          5.4  Compliance with Time Schedules. . . . . . . . . . . . . .   17

ARTICLE 6
SHOP DRAWINGS, SAMPLES, PRODUCT DATA
AND OTHER SUBMISSIONS. . . . . . . . . . . . . . . . . . . . . . . . . .   18
          6.1  Approved Procedure for Shop Drawings, Samples
               and Product Data. . . . . . . . . . . . . . . . . . . . .   18
          6.2  Verification and Coordination . . . . . . . . . . . . . .   19
          6.3  Review. . . . . . . . . . . . . . . . . . . . . . . . . .   20
          6.4  Trade Contractor's Responsibility . . . . . . . . . . . .   20
          6.5  Compliance with Drawings and Specifications . . . . . . .   21
          6.6  "Or Equal" Materials or Substitutions . . . . . . . . . .   21
          6.7  Preliminary Submissions . . . . . . . . . . . . . . . . .   21
          6.8  Testing . . . . . . . . . . . . . . . . . . . . . . . . .   22

ARTICLE 7
CONSTRUCTION PRACTICES AT THE SITE . . . . . . . . . . . . . . . . . . .   22
          7.1  Contractor's Responsibility for Construction Methods  . .   22
          7.2  Security and Safety . . . . . . . . . . . . . . . . . . .   23
          7.3  Report of Accidents . . . . . . . . . . . . . . . . . . .   24
          7.4  Trade Contractor's Responsibility in Emergencies  . . . .   24
          7.5  Signs . . . . . . . . . . . . . . . . . . . . . . . . . .   24

ARTICLE 8
INSPECTION, CORRECTION AND ACCEPTANCE OF THE WORK  . . . . . . . . . . .   25
          8.1  Tests and Inspections . . . . . . . . . . . . . . . . . .   25
          8.2  Access to Work. . . . . . . . . . . . . . . . . . . . . .   26
          8.3  Repair and Replacements of Defective Work . . . . . . . .   26
          8.4  Stop Work Orders. . . . . . . . . . . . . . . . . . . . .   28
          8.5  Further Construction Before Completion. . . . . . . . . .   28
          8.6  Acceptance of Work. . . . . . . . . . . . . . . . . . . .   28

ARTICLE 9
CHANGES IN WORK. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
          9.1  Unauthorized Changes Prohibited . . . . . . . . . . . . .   30
          9.2  Change Orders . . . . . . . . . . . . . . . . . . . . . .   30
          9.3  Overtime. . . . . . . . . . . . . . . . . . . . . . . . .   31

                                                                            Page
                                                                            ----
          9.4  Compliance with Owner's Instructions and Notice. . . . . . . . 31
          9.5  Payment or Credit for Scope Changes. . . . . . . . . . . . . . 31
          9.6  Changed and Unknown Conditions . . . . . . . . . . . . . . . . 32
          9.7  Time and Material, Cost-Plus and Unit Price Work . . . . . . . 33

ARTICLE 10
PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
          10.1 Payment for Materials. . . . . . . . . . . . . . . . . . . . . 33
          10.2 Progress Payments. . . . . . . . . . . . . . . . . . . . . . . 34
          10.3 Final Payment. . . . . . . . . . . . . . . . . . . . . . . . . 35
          10.4 Owner's Right to Withhold Payments . . . . . . . . . . . . . . 37
          10.5 Trade Contractor's Books and Records . . . . . . . . . . . . . 39
          10.6 Defective Work . . . . . . . . . . . . . . . . . . . . . . . . 39
          10.7 Trust Funds. . . . . . . . . . . . . . . . . . . . . . . . . . 39

ARTICLE 11
INSURANCE AND INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
          11.1 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
          11.2 Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . 40

ARTICLE 12
DEFAULT, TERMINATION, CLAIMS AND DISPUTES . . . . . . . . . . . . . . . . . . 41
          12.1 Grounds for Termination. . . . . . . . . . . . . . . . . . . . 41
          12.2 Effect of Termination. . . . . . . . . . . . . . . . . . . . . 43
          12.3 Owner's Right to Perform Trade Contractor's
               Obligations Without Termination. . . . . . . . . . . . . . . . 44
          12.4 Notice and Waiver of Contractor's Claims . . . . . . . . . . . 44
          12.5 Delay Claims . . . . . . . . . . . . . . . . . . . . . . . . . 45
          12.6 Limitation of Action . . . . . . . . . . . . . . . . . . . . . 46
          12.7 No Interruption for Dispute. . . . . . . . . . . . . . . . . . 46
          12.8 Litigation Assistance. . . . . . . . . . . . . . . . . . . . . 46

                                   ARTICLE 1
                                  DEFINITIONS

     1.1 Definitions. Terms used in this Agreement which are not expressly defined herein shall have the respective meanings ascribed to them elsewhere in the Contract Documents unless the context otherwise requires. Some of the definitions used in this Agreement are as follows:

          1.1.1 "Books and Records" means all books of account, bills, vouchers, invoices, payrolls, payroll reports, purchase orders, receiving documents, contracts, change orders, maintenance and operating manuals, time books, daily job diaries and reports, cost analyses made prior to and during the course of the Work, cancelled checks, sales or excise tax filings and returns, correspondence, and other documents showing acts or transactions in connection with, or relating to, or arising by reason of, the Project.

          1.1.2 "Base Building" or "Core and Shell" means the perimeter enclosure and common essential elements such as mechanical systems, core toilets, electric systems, telephone (LAN) closets, elevator, stairs and structure of the headquarters office building.

          1.1.3 "Building" means the Swiss Re headquarters office building to be constructed on the Project site.

          1.1.4 "Contract Documents" means this Trade Contract, all agreements currently in effect or hereafter entered into between the Owner and the Construction Manager, the Owner and Trade Contractors and between Trade Contractors and Subcontractors with respect to the Project, including the General Conditions thereof, the completed Bid Form submitted by the Trade Contractor, the drawings and specifications prepared for the Project by the Design Team (the "Drawings and Specifications") a list of which is annexed to the special conditions issued by the Construction Manager and all addenda, additions and modifications to any of the foregoing.

          1.1.5 "Construction Cost Estimate" means the estimates which shall be prepared from time to time as work on the Project proceeds.

          1.1.6 "Construction Manager" means the Owner's designee who is responsible for day-to-day management of the construction site on behalf of the Owner.

          1.1.7 "Design Team" means the design architect, the production architect, the civil, mechanical, electrical, plumbing, HVAC, and structural engineers, interior designer and other design consultants retained by the Owner to perform design services on the Project.

                    The current members of the Design Team are identified in Exhibit A which is annexed hereto.

          1.1.8 "Employee(s)" means an officer, director, employee, partner, agent, servant or representative.

          1.1.9 "Excusable Delay" means any delay in the Work resulting from Acts of God, fire, earthquake, explosion, unforeseen conditions, epidemic, strike (other than a strike by Employees of the Construction Manager), civil disturbance, war, enjoining of the Work by a governmental body having jurisdiction thereover, or any act(s) or omission(s) of the Owner, the Design Team or the Construction Manager.

          1.1.10 "Final Completion" means that the Owner has certified that, except for minor or insubstantial details and routine mechanical adjustments, the Work has been completed in accordance with the Contract Documents.

          1.1.11 "Fitout" means the interior construction of the elements of the Building exclusive of the Core and Shell.

          1.1.12 "Garage" means the parking garage to be constructed on the Project site.

          1.1.13 "Indemnitee(s)" means the Swiss Re Investors, Inc. and its parent, subsidiary and affiliated corporations, partnerships, and other entities including without limitation Swiss Re America Holding Corporation, Swiss Reinsurance America Corporation, and Swiss Re Life Insurance Company, the Project Manager, the Production Architect and other members of the Design Team, the Construction Manager and the officers, directors, shareholders, partners and employees of each of the foregoing.

          1.1.14 "Laws" means each law, rule, regulation, requirement, order, judgment, code, decree, or ordinance of every kind issued by any government or public entity with jurisdiction over or a protectible interest in the Project or the Work.

          1.1.15 "Project" means the design and construction of the Building and the Garage and all site work related thereto.

      1.1.16 "Project Manager" means the Owner's designee who is responsible for comprehensive day-to-day management of the Project on behalf of the Owner.

      1.1.17 "Project Site" means any place or location where the Work is being performed.

      1.1.18 "Project Schedule" has the meaning as set forth in the Trade Contract and any revisions thereto.

      1.1.19 "Project Team" means the members of the Design Team, the Project Manager, the Construction Manager, any other design or construction consultants retained by the Owner, and the Trade Contractors performing work on the Project.

      1.1.20 "Retainage" means monies retained by the Owner from payments due to trade contractors.

      1.1.21 "Subcontractor" means a contractor or vendor furnishing services, equipment, supplies or materials to the Project under a contract with a trade contractor ("Subcontract").

      1.1.22 "Substantial Completion" means the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner is able lawfully to occupy and reasonably use same for the conduct of the Owner's business in the manner intended by the Owner.

      1.1.23 "Trade Contractor" means a contractor performing part of the Work for the Project pursuant to a contract with the Owner ("Trade Contract") under the supervision of the Construction Manager.

      1.1.24 "Work" means construction of the Project, including the furnishing of all labor necessary to complete the construction of the Project in accordance with the Contract Documents and all materials and equipment incorporated in or to be incorporated in such construction pursuant to the Contract Documents, including all offsite work, mock up studies, tests, etc., and all services, facilities, tools and equipment necessary or used to perform and complete such construction.

                                   ARTICLE 2
                               CONTRACT DOCUMENTS


      2.1     Priority and Intent of Document

              2.1.1 In the event of a conflict between the provisions of a Trade Contract and these General Conditions, the provisions of the Trade Contract shall control.

              2.1.2 To the extent that the requirements of the Drawings, Specifications or any Special Conditions are inconsistent with or more detailed or specific than these General Conditions, the Trade Contractor shall follow the Drawings and Specifications and any Special Conditions in performing the Work. If there is a conflict or inconsistency between the Drawings and Specifications, Special Conditions or any Contract Documents, the Trade Contractor shall comply with the more stringent requirements contained therein.

              2.1.3 The Trade Contractor shall follow the Contract Documents. To the extent that there is a conflict between any applicable legal requirement and any provisions of the Contract Documents, the Trade Contractor shall conform to the most restrictive requirement permitted by law.

              2.1.4 Any reference to standard specifications of any society, institute, association or governmental authority is a reference to the standard specifications of such organization that are in effect at the date of the Trade Contractor's proposal unless otherwise indicated. If such specifications are revised prior to completion of any part of the Work to which such revision would pertain, the Trade Contractor may, upon prior written consent of the owner, perform such work in accordance with the revised specifications. The standard specifications referred to above, except as modified in the Specifications for the Project, shall have full force and effect as though printed in the Specifications.

              2.1.5 The intent of the Contract Document is to include in the Work all labor and materials, insurance, tools, equipment, permits, licenses, taxes, approvals, transportation, surveys, testing, field engineering and other professional services (other than the services of the Design Team and other consultants of the Owner) and any other items required to execute and complete the Work satisfactorily and in accordance with the Contract Documents, including design work, preparation of documents, and filing of documents when called for or if normally required by industry or trade custom.

              2.1.6 The Trade Contractor shall perform and complete the Work in accordance with the intent and meaning of the Contract Documents and shall perform all work reasonably inferable therefrom; it being the intention that all work usually performed by the trade covered by the Trade Contract and necessary to produce the intended result be performed by the Trade Contractor whether or not specifically covered by the Contract Documents.

              2.1.7 The Contract Documents are complementary and what is called for by one shall be as binding as if called for by all. If any conflicts or ambiguities are found in or between the Drawings and Specifications, or among any of the Contract Documents, they shall be brought to the attention of the Design Team and the Owner immediately for resolution.

        2.2   Division of Work

              The Specifications have generally been divided into Trade Divisions and the Trade Divisions into sections for the purpose of ready reference. A Trade Division or section may cover the Work of more than one Trade Contractor, and the Work of a Trade Contractor may be covered by more than one Trade Division or section. A Trade Contractor shall be responsible for the performance of all its Work, regardless of where it is described in the Specifications.

        2.3   Captions

              Captions, headings, cover pages and tables of contents contained in the Contract Documents are inserted only to facilitate reference and for convenience and in no way define, limit or prescribe the scope, intent or meaning of any provisions of any of the Contract Documents.

        2.4   Recognized Meaning

              Words and abbreviations that have well known technical or trade meanings are used in the Contract Documents in accordance with their recognized meanings, unless such terms are specifically defined or unless their context clearly indicates a different meaning.

                                   ARTICLE 3
                              THE TRADE CONTRACTOR

3.1  The Trade Contractor and all Subcontractors Bound

     3.1.1 All services performed by the Trade Contractor or Subcontractors shall be performed in the capacity of independent contractor and not as agent.

     3.1.2 The Trade Contractor shall be fully responsible to the Owner for acts or omissions of persons directly or indirectly employed by the Trade Contractor.

     3.1.3 The Trade Contractor shall perform the Work in strict accordance with the Contract Documents. The Trade Contractor shall not depart form the scope of the Work as defined in the Contract Documents unless authorized to do so pursuant to Article 9. The Trade Contractor shall keep at the Project site and use for construction only approved Drawings, Specifications, Shop Drawings or other Documents issued or returned for construction and identified as such.

3.2  Quality of Workmanship and Materials

     The Trade Contractor shall perform the Work strictly in accordance with the sound, workmanlike construction practices or other standard as may be required by the Owner and shall use only high standards of workmanship, and of structural and mechanical efficiency and integrity, at all times, incorporating new materials of high quality, subject to the specific requirements of the Drawings and Specifications.

3.3  Trade Contractor's Responsibility for Legal Requirements

     3.3.1 In carrying out its obligations under the Contract Documents, the Trade Contractor shall comply with all applicable Laws. The Contractor represents that it is familiar with such Laws.

     3.3.2 The Trade Contractor shall obtain, at its own expense, all permits necessary in connection with the performance of its Work and shall promptly furnish to the Owner a true copy of each permit as issued. Notwithstanding the foregoing, the Owner shall be responsible for obtaining the building permit for the Project.

     3.4  Trade Contractor's Responsibility to Detect and Avoid Errors

          3.4.1 The Trade Contractor shall fully study, compare and coordinate the Drawings and Specifications, the Project Schedule and all Contract Documents, instructions, approvals, disapprovals and other communications received from the Owner.

          3.4.2 The Trade Contractor shall immediately report to the Owner any error, omission, inconsistency, construction impracticality or other defect that may be apparent from such review. The Trade Contractor shall cooperate fully and in good faith with the Owner and other members of the Project Team to resolve any such defect in a manner that shall not result in an increase in the Trade Contract Price or a delay in the progress in the Work. In no event shall the Trade Contractor make any claims against the Owner or any member of the Project Team on account of any errors, omissions or inconsistencies contained in the Drawings, Specifications or other Contract Documents.

     3.5     Cooperation with Other Trade Contractors

          3.5.1 The Owner may engage other Trade Contractors to perform Work in connection with the Project, subject to these General Conditions. More than one Trade Contractor may be engaged to perform Work in a single trade. The Trade Contractor shall cooperate with and fully coordinate its Work with the Work of the other contractors.

          3.5.2 The Trade Contractor shall immediately notify the Owner of any deficiency observed in the Work of any other contractor before performing any of the Trade Contractor's own Work that may be affected by such deficiency; and the Trade Contractor shall not, without the Owner's approval, proceed with or continue the affected Work until such deficiencies have been rectified.

          3.5.3 Responsibility for the coordination of the Work in connection with the Project rests with the Trade Contractor and the other Trade Contractors. Neither the Owner, the Project Manager, the Construction Manager nor the members of the Design Team shall be liable to the Trade Contractor for any damages, costs, expenses, liabilities, or losses which the other Tract Contractor may sustain or incur as a result of the failure of any Trade Contractor or Subcontractor to coordinate its work with the work of the Trade Contractor and the other Trade Contractors and

               Subcontractors. Nothwithstanding the foregoing, the Owner reserves the right to direct and coordinate the Work as it deems necessary. The Owner has no obligation to exercise this right; however, the Trade Contractor shall follow any directives issued by the Owner to achieve coordination of the Work.

     3.6  Representations

          The Trade Contractor represents that:

          (a) The Trade Contractor is bondable for an amount up to the price of the Work. The Owner may, at any time during the performance of the Work, request that the Trade Contractor secure at Owner's expense, ,for a commercial surety acceptable to the Owner a bond:
               (i) for the due and complete performance of the Trade Contractors obligations hereunder, and (ii) for the timely payment of all charges for labor, services, and material furnished for the prosecution of the Work. Such bond shall be for a sum equal to the amount of the Trade Contract, shall be in a form acceptable to the Owner and shall be delivered to the Owner within seven (7) days after being requested. If the Trade Contractor is requested to furnish a bond at anytime during the job and fails to obtain it, such failure will constitute a material breach by the Trade Contractor, entitling the Owner to terminate the Trade Contractor's performance;

          (b) Any temporary and permanent Work required by the Contract Documents can be satisfactorily constructed, and the such construction will not injure any person or damage any property;

          (c) The Trade Contractor has carefully examined the Contract Documents and the Site and, from the Trade Contractor's own investigations, is satisfied as to the nature and location of the Work, the character, quality and quantity of surface and subsurface materials likely to be encountered, the character of equipment and other facilities needed for the performance of the Work, the general and local conditions including easements, and all other conditions or items which may affect the Work; and

          (d) The Trade Contractor accepts full responsibility for all conditions at the Site that may affect the Trade Contract of Trade Contractor's performance.

3.7  Existing Conditions

     3.7.1 Before proceeding with the Work, the Trade Contractor will investigate, verify and accurately check all previous and surrounding work and determine the correctness of the same; failure on its part to detect or report discrepancies will relieve the Owner of liability from any and all claims to recover cost, expense, loss or damage resulting therefrom. The Trade Contractor shall take, determine, investigate and verify all field measurements, dimensions, field construction criteria and Site conditions for the performance of the Work and shall check and coordinate the information contained in the Contract Documents and the boring logs which shall be available for inspection with the requirements of the Work. The Trade Contractor shall be responsible for determining the exact location of, and to verify, the spatial relationships of the Work.

3.8  Record ("As Built") Drawings

     3.8.1 The Trade Contractor shall keep on file at the Project site two complete updated copies of the Contract Documents as issued for construction and shall accurately note on such Contract Documents all changes, revisions and additions thereto approved by the Owner.

     3.8.2 The Trade Contractor shall clearly and accurately show on such Drawings the Work as installed and shall deliver the Drawings, as so conformed and marked to show the Work "as built" ("As-Built Drawings"), to the Owner upon the acceptance of the Work following final inspection. The final As-Built Drawings furnished by the Trade Contractor shall be on CADD discs in such format as the Owner may request. Failure to furnish As-Built Drawings on CADD as required shall result in a deduction from the final payment due the Trade Contractor to enable the Owner to obtain CADD drawings from another party.

3.9  Project Meetings

     The Trade Contractor's project manager (appointed pursuant to Paragraph 5.1.2) shall attend and participate in all regular progress meetings and special meetings as called by the Owner. Unexcused failure to attend such meetings shall be deemed a default, entitling the Owner to the relief provided by paragraph 12.1. The representatives of the Trade Contractor and its subcontractors in attendance at any such meeting shall be senior executives and shall have full authority to act with respect to all matters coming before the meeting.

3.10    Warranties and Guaranties

        3.10.1 The Trade Contractor warrants and guarantees that all materials and equipment furnished under the Contract Documents shall be new, unless otherwise specified, and that all Work shall be of first-class quality, free from improper workmanship and defective materials and in conformance with the Contract Documents.

        3.10.2 The warranties and guaranties provided for in Paragraph 3.10.1 and in the Specifications shall be in addition to and not in limitation of (a) the Trade Contractor's other obligations under the Contract Documents or under applicable Laws, or (b) any other rights and remedies available to the Owner under the Contract Documents or under applicable Laws.

3.11    Performance Specifications

        3.11.1 When work is described in the Drawings and Specifications schematically or in a performance specification, the Trade Contractor shall be responsible for the detailed design of such Work in compliance with all applicable Laws and in conformity with the architectural, structural and other requirements indicated by the Drawings and Specifications. The detailed design shall be subject to review and release for construction by the Owner and its designers, and the Trade Contractor shall prepare and submit such design, including progress documents, in accordance with the Project Schedule. At the Owner's option, the Trade Contractor shall not commence any Work referred to in this Section until the required detailed design has been finally accepted by the Owner.

        3.11.2 If the Trade Contractor is responsible for detail design, it shall prepare and file all drawings and other information necessary for approval by governmental authorities with jurisdiction over the Project, and shall procure such approval.

3.12    Work by Subcontractors

        3.12.1  Selection of Subcontractors

                (a) Before any subcontractor is employed by any Trade Contractor, the name of such Subcontractor shall be submitted to the Owner in writing. The Owner shall then have ten days to object to the Subcontractor, in the absence of which the Subcontractor may be employed. An objection by the Owner to a proposed Subcontractor shall not result in an increase of the Price of the Work.

                (b) The Owner's failure to object to a Subcontractor shall not constitute a waiver of any rights of the Owner to insist on the strict performance of the Trade Contract or any Subcontracts.

        3.12.2 All Subcontracts shall provide that the Subcontractor shall be bound by all of the Contract Documents to the same effect as if the Subcontractor were the Trade Contractor. The Trade Contractor shall be fully responsible for all the work and acts of its subcontractors and materialmen and all persons either directly or indirectly employed by any of the foregoing.

        3.12.3 The Subcontractors shall not have any claim or cause of action against the Project, the Owner, the Project Manager, any member of the Design Team, or other person representing or acting on their behalf arising out of the Subcontracts or other transactions.

        3.12.4 The Subcontractors shall look only to the Trade Contractor for payment or other remedy in the event of any dispute arising out of the Contract Documents.

        3.12.5 After employment of the Subcontractor, the Trade Contractor shall submit to the Owner, two executed copies of every Subcontract or purchase order and a copy of every revision, amendment, modification or cancellation executed or issued by the Trade Contractor with respect thereto.

3.13    Discharge of Liens

        The Trade Contractor shall without any delay cause the discharge of any mechanic's liens against the Project filed by any of its laborers, Subcontractors or materialmen, and shall cause any such lien to be discharged of record within fifteen days after the notice of filing thereof by payment, deposit, bond, order by a court of competent jurisdiction or otherwise. If the Trade Contractor shall fail to cause such lien to be discharged of record within such period, the Owner may do so. Any amount paid by the Owner for such purpose, including all costs and expenses, including reasonable attorneys fees, plus interest at 1% per month, shall be paid by the Trade Contractor to the Owner on demand. The Owner may at any time also require the Trade Contractor to furnish a bond or other security, in a form and amount satisfactory to the Owner as security for the payment of any such liens.

3.14   Royalties and Patents

       The Trade Contractor shall pay all royalties and license fees. The Trade Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner, the Project Manager, the Construction Manager and the members of the Design Team harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer is required by the Contract Documents. However, if the Trade Contractor has reason to believe that the required design, process or product is an infringement of a patent or copyright, the Trade Contractor shall be responsible for such loss unless such information is promptly furnished to the Owner.

                                   ARTICLE 4
                        THE DESIGN TEAM, PROJECT MANAGER
                            AND CONSTRUCTION MANAGER

4.1    General

      The responsibilities and authority of the Design Team, the Construction Manager, and the Project Manager are described in this Article and in the parties' respective agreements. This description is provided for the Trade Contractor's information only and does not give the Trade Contractor any contractual rights against any member of the Design Team, the Project Manager or the Construction Manager. The Duties of the Design Team, the Construction Manager and the Project Manager may be changed without the Trade Contractor's consent.

4.2   Site Visits

      To the extent required by the Owner, together with the Project Manager and Construction Manager, the members of the Design Team shall keep the Owner informed of the progress and quality of the Work and shall endeavor to guard the Owner against defects and deficiencies in the Work. No report by a member of the Design Team shall constitute acceptance of any Work. The Design Team, the

      Project Manager and the Construction Manager shall not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the construction of the Project or for any failure of the Trade Contractor to comply with the Contract Documents.

4.3   Interpretation and Clarification

      Members of the Design Team shall interpret and, as necessary, clarify Drawings and Specifications and prepare and issue supplemental drawings and specifications when requested to do so by the Owner. The Construction Manager shall forward such information and documents to the Trade Contractor.

4.4   Coordination

      The Trade Contractor has full responsibility for coordinating its work with the work of other trades. The Construction Manager and the Design Team shall monitor the preparation of composite shop drawings and shall assist the Owner and the Trade Contractor in resolving any conflicts caused by juxtaposition of the Work of the various trades that may become apparent from the composite shop drawings.

4.5   Changes and Substitutions

      All requests by the Trade Contractor for changes in the Work or substitution of materials shall be submitted to the Owner through the Construction Manager and shall be subject to the approval of the Owner. When the Owner forwards such requests to appropriate members of the Design Team, such members of the Design Team shall review them and act as follows:

            (a) If such changes or substitutions can be performed without delaying progress of the Work and without increase in the Trade Contract Price, the Construction Manager shall recommend whether or not such request should be approved; or

            (b) If such changes shall result in a delay of the Work or a change in the Trade Contract Price, the Construction Manager shall:

                  (i) advise the Owner of the extent of such delay and the cost of such change or substitution and the amount of the extra cost, or credit due, to the Owner, resulting therefrom; and

                  (ii) recommend whether or not such change or substitution should be approved.

4.6   Final Review

      The Trade Contractor shall advise the Owner when it believes that its Work or a major portion thereof is substantially complete. Upon the Owner's request, the Construction Manager and/or appropriate members of the Design Team shall review such elements of the Work which appear to be complete and shall advise the Owner whether or not such elements have been completed in accordance with the Drawings and Specifications.


      The Construction Manager and/or appropriate members of the Design Team shall continue to inspect such element of Work as requested by the Owner until it has been fully completed in accordance with the Drawings and Specifications. When such Work has been fully completed in accordance with the Drawings and Specifications, the Construction Manager and/or appropriate members of the Design Team shall so advise the Owner.

4.7   Warranties, Guaranties and Manuals

      The appropriate members of the Design Team and the Construction Manger shall review all warranties, guaranties, certificates, operating manuals, record drawings and other documents required under the Contract Documents and shall advise the Owner whether or not they meet the requirements of the Contract Documents.

4.8   Cooperation with the Construction Manager, Design Team
      Design and Limits of their Authority

      4.8.1 The members of the Design Team have no authority to incur costs on behalf of the Owner. The Trade Contractor shall notify the Owner and the Construction Manager in writing, within five (5) days of any action of direction by the Design Team or the Construction Manager which may increase the Trade Contract Price.

      4.8.2 The Trade Contractor shall cooperate with and provide all necessary information to the Construction Manager, but neither the Construction Manager nor the members of the Design Team are authorized to modify or amend the Contract Documents; and no communication with them or advise or instruction given by them shall relieve the Trade Contractor of its obligations under the Contract Documents. The Trade Contractor, the members of the Design Team and the Construction Manager shall keep the Owner fully informed of all communications with each other by sending copies thereof to the Owner.

                                   ARTICLE 5

                   ADMINISTRATION, SUPERVISION AND SCHEDULING


5.1   Trade Contractor's Work Force

      5.1.1 The Trade Contractor shall maintain on the Project at all times a sufficient work force to carry out the Trade Contractor's obligations in full and in an efficient and timely manner. the Trade Contractor shall employ only fully competent, skilled, reliable and honest workers who shall work in harmony with other workers. The Owner shall have the right to require the Trade Contractor to remove immediately and permanently any employee or agent the Owner deems incompetent or a hindrance to the proper progress of the Work.

      5.1.2 The trade contractor acknowledges that the Owner may enter into a site-wide labor agreement with all of the trades performing work on the Project (the "Project Labor Agreement"). The Trade Contractor agrees that, in such event, it shall perform the Work on the Project in accordance with the terms of such Project Labor Agreement.

      5.1.3 The Trade Contractor shall appoint a fully competent, experienced, reliable, diligent and honest supervisory staff, who shall be responsible for the administration, coordination and superintendence of the Work. The supervisory staff shall include a project manager, a field superintendent and such foremen as are necessary to carry out the Work, all of whom shall be subject to the Owner's approval and shall be present at the Site at all times while the Work is in progress. The Trade Contractor shall not remove the project manager or field superintendent without the Owner's prior consent and shall replace either at the request of the Owner if his or her performance is unsatisfactory to the Owner. Any successor must be of an equal or higher standard of competency than the person replaced and shall be subject to the Owner's approval and to replacement as provided herein.


      5.1.4 The Trade Contractor shall not employ any labor or materials or allocate any portion of the Work to any trade or enter into any agreement relating to employment of labor if such employment, allocation or agreement may tend, in the opinion of the Owner, to cause strikes, work stoppages, delays, or other interference with the smooth progress of the Work.

     5.1.5 If a jurisdictional or other dispute involving the Trade Contractor or its work force results in or threatens a work stoppage or delay or other interference with the Work, the Trade Contractor shall promptly take all measures available to it to avoid any delay in the progress of the Work and to remove the cause of such work stoppage of interference, including, but not limited to, the seeking of injunctive relief.

     5.1.6 The Trade Contractor shall maintain at all times the good order and discipline of its employees and other persons under its direction and control or present at the Project site in connection with it Work, and shall adopt and enforce at all times reasonable and effective regulations with respect to safety, fire prevention, smoking, sanitation, noise, firearms, the use of alcoholic beverages and drugs, and other activities that shall or may constitute a danger of life, health or property or create a dangerous or unsanitary condition or working environment.

5.2  Trade Contractor's Project Representative

     5.2.1 The Project Representative appointed pursuant to Paragraph 5.1.3 shall receive all instructions, approvals, disapprovals and other communications on behalf of the Trade Contractor and shall be responsible for delivering all communications from the Trade Contractor to the Owner through the Construction Manager. Communications shall be effective only when delivered by, or to, the representative so designated who shall have full authority to act for and on behalf of the Trade Contractor.

     5.2.2 All communications of Subcontractors concerning the Work shall be directed only to the Trade Contractor, who shall be responsible for all communication with the Owner.

5.3  Time of Performance

     5.3.1 The Trade Contractor shall commence, perform and complete the Work in strict accordance with any milestone dates or time requirements set forth in the Trade Contract or established in any schedule issued in accordance with Paragraph 5.3.2. TIME IS OF THE ESSENCE OF THE TRADE CONTRACTOR'S PERFORMANCE OF ITS OBLIGATIONS UNDER THE CONTRACT DOCUMENTS. The Trade Contractor shall be responsible for all direct and indirect damages arising from delay in performing or completing the Work, including legal fees and disbursements incurred by the Owner (whether incurred in defending claims arising from such delay or in seeking reimbursement and indemnity from the Trade Contractor and its surety hereunder or otherwise). The Trade Contractor and its surety shall and does hereby agree to compensate the Owner, the Project Manager, the Construction Manager and members of the Design Team for and indemnify them against all such costs, expenses, damages and liability.

     5.3.2 Subject to the Owner's approval, the Construction Manager shall draw and keep current a schedule showing the times at which the principal operations of each individual trade on the Project are to be performed. Each Trade Contractor shall coordinate with the Construction Manager in the preparation of such schedule and shall promptly furnish to the Construction Manager any scheduling information that the Construction Manager requires. The Construction Manager shall review the schedule from time to time in the light of actual conditions, subject to the Owner's approval. All Trade Contractors shall perform their Work in accordance with the schedule as prepared and revised from time to time by the Construction Manager and approved by the Owner.

5.4  Compliance with Time Schedules

     If, in the opinion of the Owner, the Trade Contractor fails to adhere to the time schedule provided pursuant to Paragraph 5.3.2, in addition to any other remedies the Owner may have, the Owner, through the Construction Manager, may direct the Trade Contractor to work such overtime or add such additional manpower as may be necessary to comply with the time scheduling, and all costs incurred on account of such direction shall be borne entirely by the Trade Contractor. Should the Trade Contractor fail to make up for the time lost by reason of such delay, the Owner shall have the right to cause other Trade Contractors to work overtime and to take whatever other action it deems necessary to avoid delay in the completion of the Work and of the Project, and the cost and expense of such overtime and/or such action shall be borne by the Trade Contractor.

                                   ARTICLE 6
           SHOP DRAWINGS, SAMPLES, PRODUCT DATA AND OTHER SUBMISSIONS

6.1  Approved Procedure for Shop Drawings, Samples and Product Data

     6.1.1     Schedule for Submission and Review

               The Trade Contractor shall cooperate with and provide all necessary information to the Owner through the Construction Manager in the preparation of a detailed schedule for preparation and submission of shop drawings, samples and product data. The schedule shall provide for appropriate turnaround times for both preparation and review.

     6.1.2     Submissions by the Trade Contractor

          (a) Before performing any of the Work, the Trade Contractor shall submit to the Construction Manager, or as otherwise directed by the Owner, shop drawings, samples and product data for all elements of the Work as required, showing or describing precisely the Work to be performed. The shop drawings shall show the arrangement of all elements of the Work in relation to the architectural, mechanical, electrical, structural and/or other drawings and shall provide for the proper functioning of all systems and adequate access for maintenance.

          (b)  Each shop drawing shall contain the following information:

               (1)  The name of the Project.

               (2)  The name of the Trade Contractor or Subcontractor.

               (3) The name of the firm or organization preparing the shop drawing.

               (4)  The date of submittal.

               (5)  The number of the Shop Drawing.

               (6)  The number and date of each revision, if any.

               (7)  The applicable section of the Specifications.

                     (8) The name of the person and/or persons who prepared the shop drawing.

                (c) Each sample shall be labeled, tagged or clearly identified and shall be accompanied by a letter of transmittal containing the following information:

                     (1)  The name of the Project.

                     (2)  The name of the Trade Contractor of Subcontractor.

                     (3) The name of the Subcontractor and/or supplier, manufacturer, fabricator or processor.

                     (4) The trade designation and the grade or quality of the material or product.

                     (5)  The date of submittal.

                     (6)  The specific identification of each sample.

                     (7) A precise reference to the section of the Specifications wherein the material, product or element of the Work is specified.

        6.1.3   Form of Submissions

                Shop drawings, samples and product data shall be in such form and shall contain such detail as the Contract Documents shall require for purposes of review. The Owner may specify the particular procedures and requirements for the submission and review of shop drawings, samples and product data. The quality of the submissions shall be such that all prints, sepias or copies submitted are clearly readable to the smallest detail. Shop drawings shall be respoducible.

6.2     Verification and Coordination

        6.2.1 Before submitting shop drawings, samples or product data, the Trade Contractor shall verify all materials, field measurements and construction criteria relating thereto and shall fully coordinate its Work within the work of other contractors that might be affected thereby.

6.3     Review

        The Trade Contractor shall not perform any portion of the Work covered or affected by shop drawings, samples or product data until they have been reviewed and returned to the Trade Contractor in accordance with this Article 6. Such submittals shall be annotated in a manner similar to the following:

                (a) Reviewed and Accepted - means reviewed and acceptable for construction, fabrication and/or manufacture subject to the provision that the work as finally installed shall be in accordance with the requirements of the Contract Documents. Final acceptance of the Work shall be contingent upon such compliance.

                (b) Reviewed and Accepted as Noted - means, unless otherwise noted on the drawings, reviewed and acceptable for construction, fabrication and/or manufacture, subject to the provisions that as finally installed it shall be carried out in compliance with all annotations and/or corrections indicated, and in accordance with the requirements of the Contract Documents. Final acceptance of the Work shall be contingent upon such compliance. Drawings and product data must be resubmitted for the Owner's and Design Consultant's record file with all corrections clearly made in accordance with annotations and corrections.

                (c) Not Accepted, Revise and Resubmit - means that deviations from the requirements of the Contract Documents exist in the submittal. No work based on such drawings shall be constructed, fabricated, manufactured or installed. The Trade Contractor shall revise the drawings to comply with the annotations, and pursuant to all requirements of the Contract Documents, shall resubmit the drawings in accordance with the Shop Drawing Schedule.

6.4     Trade Contractor's Responsibility

        The review and approval of shop drawings, samples and product data by the Owner, the Construction Manager and the Design Team shall not relieve the Trade Contractor of its responsibility to perform the Work in accordance with the Contract Documents and schedules. Neither the Owner nor the Design Team shall be responsible for any errors or omissions or other defects in shop drawings, samples or product data. The Trade Contractor shall not be relieved of responsibility therefor by the Owner's, the Construction Manager's or the Design Team's review of any submission.

6.5   Compliance with Drawings and Specifications

      Shop drawings, samples and product data shall meet the requirements of the Drawings and Specifications and applicable Laws. The Trade Contractor shall include with any submission of shop drawings, samples and product data, a clear description of the extent, if any, to which such submissions do not meet those requirements, and the reasons therefor. In the event the Trade Contractor fails to identify and describe deviations from the Drawings and Specifications, it shall remain responsible for failing to adhere to the Contract Documents.

6.6   "Or Equal" Materials or Substitutions

      6.6.1 Any request by the Trade Contractor for the approval of equivalent materials when the Contract Documents provide for the use of a specified item "or equal" shall be in the form of the submission of shop drawings, samples or product data pursuant to this Article 6 and shall be accompanied by sufficient information to assure the Owner that the proposed substitution (a) is equal in quality, aesthetic effect and serviceability to the specified item, (b) shall not require modification of the Contract Documents or changes in other work, (c) shall not result in a cost disadvantage to the Owner, (d) shall be protected by guaranties and warranties at least as stringent as those originally provided for, and (e) shall be in conformity with the intent of the Contract Documents.

      6.6.2 If specified materials are not available or if the Trade Contractor believes that alternative materials would better meet the Owner's requirements, the Trade Contractor shall submit a request for substitution of materials in accordance with Paragraph 6.6.1

      6.6.3 The decision whether or not to accept an equivalent item or a substitution shall be entirely within the discretion of the Owner.

      6.6.4 Any fees of members of the Design Team or other costs and expenses incurred by the Owner as a result of a request for substitutions or alternatives shall be borne by the Trade Contractor.

6.7   Preliminary Submissions

      Whenever the Specifications do not specifically identify an item to be installed, the Trade Contractor may submit to the Owner, before the submission of required shop drawings, samples and product data, a list of manufactured items that the Trade Contractor proposes to install, together with the manufacturer's specifications, descriptive data and other information sufficient to enable the Owner to determine if such items are suitable for installation in the Project. The Owner, through the Construction Manager, shall advise the Trade Contractor whether or not the items proposed are suitable for installation. Such submission and notification shall be in addition to, and not in lieu of, submission of shop drawings, samples of product data for review as provided in this Article 6, and is intended solely for the convenience of the Trade Contractor and to assist the Trade Contractor in the selection of items for installation in the Project. The failure of the Owner to reject an item on such list shall not prejudice the right of the Owner, the Construction Manager or the Design Team to reject shop drawings, samples or product data, if any, subsequently submitted or to reject items on the basis of such shop drawings, samples or product data.

6.8   Testing

      In connection with the review of any submission made pursuant to this
      Article 6, the Owner may require the Trade Contractor to perform or provide for tests or submit reliable test results to demonstrate fully the suitability and sufficiency of any design or material proposed by the Trade Contractor for incorporation in the Project or any method or means of construction that the Trade Contractor proposes to use in connection with the Work.

                                   ARTICLE 7
                       CONSTRUCTION PRACTICES AT THE SITE

7.1   Contractor's Responsibility for Construction Methods

      7.1.1 The Trade Contractor shall be solely responsible for the means, methods, sequences or techniques of construction and for the safe performance of the Work, provided that the Trade Contractor shall not use any means, methods, sequences or techniques of construction if such methods or means shall or are likely to:

            (a)   endanger any person or property or the Work;

            (b) unreasonably cause or contribute to a delay in the progress of the Work or a conflict with the Work of others;

            (c) result in a failure to perform the Work in accordance with the Contract Documents or these General Conditions; or

            (d)   conflict with the requirements of applicable Laws.

      7.1.2 If the Contract Documents provide for the review of means and methods of construction, the Trade Contractor shall submit proposed means and methods of construction in the form of shop drawings pursuant to Article 6 to the Construction Manager or as otherwise directed by the Owner.

7.2   Security and Safety

      7.2.1       Security

            (a) The Trade Contractor shall be solely and fully responsible for the protection and security of its Work and its own personnel, materials, supplies, tools, vehicles and equipment, whether on or off the Project site. The Owner and others may provide guards, watchmen or other security at the Project site but shall not be under any obligation to do so and by doing so shall not assume any responsibility to the Trade Contractor, its employees or any other person.

            (b) The Trade Contractor shall coordinate its security program with those of the Owner and other contractors.

      7.2.2       Safety Requirements

                  The Trade Contractor shall be responsible for the safe condition of its Work, the safety and protection of its work force and any matters affected, either directly or indirectly by the performance of the Trade Contractor's Work. The Trade Contractor shall at all times comply with all applicable and safety and loss prevention requirements of all insurance carriers and all governmental authorities having jurisdiction, including the Occupational Health and Safety Administration of the United States Department of Labor and, if required by the Contract Documents, comply with the Special Conditions pertaining to the Work.

      7.2.3       Safety Measures

                  The Trade Contractor shall take all measures necessary to assure that its activities shall not at any time endanger the safety of the general public or the premises surrounding the Project site or any utilities, sewers or facilities or other structures on or near the Project site, including without limitation the Delaware Aqueduct


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
                  which runs under the Project site at a depth not less than 200 feet from the surface.

      7.2.4       Safety Devices

                  The Trade Contractor shall provide and maintain all necessary barriers, barricades, fences, warning signs, fire prevention and other usual or required measures and safeguards for the protection of health, safety and property.

7.3   Report of Accidents

      The Trade Contractor shall promptly report to the Owner in writing any accident occurring on or off the Project site that relates to the Trade Contractor's Work and in no event later than twenty-four hours after such accident occurs and shall, in addition, immediately give notice by telephone or messenger of any accident resulting in death or serious personal injury or property damage. Such report shall include all known details of the circumstances, the nature and extent of any injuries or property damage, the names of all witnesses and other persons who may have knowledge of the circumstances of the accident and such other details as the Owner or its insurers shall require.

7.4   Trade Contractor's Responsibility in Emergencies

      7.4.1 In the event of an emergency threatening life, health or property, the Trade Contractor shall immediately take such action as may be directed by the Construction Manager, or if the Construction Manager is not present on the site, as may be reasonable and necessary under the circumstances to save lives and protect persons from injury and, this being done, to protect and preserve property.

      7.4.2 The Trade Contractor shall notify the Construction Manager and the Owner of such emergency immediately, by telephone or messenger, or if this is not possible, as promptly as is practicable under the circumstances.

7.5   Signs

      The Trade Contractor shall not display any sign, trademark or other advertisement on or about the Project site without the consent of the Owner.


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
                                   ARTICLE 8
               INSPECTION, CORRECTION AND ACCEPTANCE OF THE WORK

8.1   Tests and Inspections

      8.1.1       Required Tests and Inspections

            All inspections, tests and approval of any means or methods of construction or material or workmanship required by the Specifications or by applicable Laws shall be performed by independent consultants and at such times as the Owner shall approve.

      8.1.2       Optional Tests and Inspections

                  The Owner may require testing or inspection not required by the Specifications or by applicable Laws to determine whether any means or methods of construction or material or workmanship are acceptable under the Contract Documents.

      8.1.3       Conduct of Tests and Inspections

                  The Trade Contractor shall furnish samples of all materials and component parts of the Work required as test specimens in connection with any tests or inspections. The Trade Contractor shall furnish labor and facilities as necessary in connection with testing and inspection services. All samples, labor and facilities shall be furnished by the Trade Contractor and all inspections and testing shall be done in a timely manner so as to avoid any delay in the progress of the Work.

      8.1.4       Payment of Costs of Tests and Inspections

            (a) The Trade Contractor shall pay the cost of all tests and inspections referred to in Paragraph 8.1.1, including the cost of related labor and facilities, except tests and controlled inspections required by authorities with jurisdiction over the Project or other applicable Laws.

            (b) If any tests or inspections conducted pursuant to Paragraph 8.1.2: (i) are conducted in order to determine the acceptability under the Contract Documents of Work that the Owner has reason to suspect is not acceptable because similar or related Work has been found to be defective or because improper construction procedures have been followed, or (ii) disclose that any methods or means of


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
                  construction or material or workmanship are not acceptable under the Contract Documents, the Trade Contractor shall pay the costs of such tests and inspections, including the cost of related labor and facilities.

      8.1.5       Uncovering and Re-covering the Work

                  The Trade Contractor shall, when instructed to do so by the Owner, uncover any portion of the Work that has been covered to permit inspection or testing of such Work. If such Work had been covered in violation of the requirements of Paragraph 7.5, the Trade Contractor shall bear the cost of uncovering and re-covering the Work, whether or not the Trade Contractor is required under Paragraph 8.1.4 to pay the costs of the testing and inspection. If the covering of the Work was not in violation of Paragraph 7.5, the costs of uncovering and re-covering shall be paid by the person who is required by Paragraph 8.1.4 to pay the costs of the testing and inspection.

      8.1.6       No Waiver by Owner

                  The acceptance of any Work after inspection or testing pursuant to this Paragraph 8.1 shall not constitute acceptance of any element or component of the Project of which such Work is a part, nor shall any acceptance of Work pursuant to this Paragraph 8.1 relieve the Trade Contractor of its responsibility to complete the Work and warrant and guarantee the completed Work in accordance with the Contract Documents.

8.2   Access to Work

      The Owner, the Construction Manger, the Project Manager, the Design Team, and all inspectors and representatives of testing laboratories conducting tests or inspections pursuant to Paragraph 8.1, shall at all times have access to the Work wherever it is being carried out. The Trade Contractor shall provide or arrange for proper and safe facilities for such access and for tests and inspections at the Project site, the place of manufacture, the place of storage or any other place where testing or inspection of the Work may be appropriate.

8.3   Repair and Replacement of Defective Work

      8.3.1       The Trade Contractor shall, at its own cost and expense:

            (a) Before the Work is completed, either repair or replace, as the Owner shall direct, any Work found to have been performed or installed in violation of the Contract Documents; and

            (b) Either repair or replace at its own expense, as the Owner shall direct, any Work found to be defective or nonconforming within the applicable warranty period provided in the Specifications for the repair or replacement of defective Work, or, if no period is specified, within a period of one year from the delivery of the Certificate of Final Completion pursuant to Paragraph 8.6.2.

      8.3.2 The Trade Contractor shall repair at its own expense any damage to its own Work or to the Work of any other contractor caused by such repair or removal and replacement and shall bear the cost of fees of the Construction Manager or members of the Design Team which may have been made necessary as a result of any defective Work.

      8.3.3 If the Trade Contractor does not repair or replace the defective or nonconforming Work within three days of written notice, the Owner may remove it and may store the materials or equipment at the expense of the Trade Contractor. If the Trade Contractor does not pay the cost of such removal and storage within ten days thereafter, the Owner may upon ten additional days' written notice sell such materials or equipment at auction or at private sale. The Owner shall account for the net proceeds thereof, after deducting all the costs that should have been borne by the Trade Contractor, including compensation for additional services rendered by the Design Consultant. If the proceeds of the sale do not cover all the costs which the Trade Contractor should have borne, the difference shall be charged to the Trade Contractor and an appropriate Change Order shall be issued reflecting a decrease in the Trade Contract Price. If the payments then or thereafter due the Trade Contractor are not sufficient to cover this amount, the Trade Contractor shall pay the difference to the Owner.

      8.3.4 Notwithstanding the provisions of this Paragraph 8.3, at the Owner's option, it may accept defective or nonconforming Work, in lieu of requiring its removal and correction. In such event, a Change Order will be issued to reflect an appropriate reduction in the Trade Contract Price, or, if the amount is determined after final payment, it shall be paid by the Trade Contractor to the Owner.

8.4   Stop Work Orders

      If the Trade Contractor fails to correct defective Work, persistently fails to carry out the Work in accordance with the Contract Documents or is otherwise in default thereunder, the Owner, by written order, may direct the Trade Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated either by the Trade Contractor or by the Owner pursuant to Section 12.3.

8.5   Further Construction Before Completion

      The Owner may undertake further construction at the Project before the Work has been completed. Such action shall not constitute acceptance of the Work or a waiver of any claim against the Trade Contractor.

8.6   Acceptance of Work

      8.6.1       Substantial Completion

            (a) When, in the estimation of the Trade Contractor, the Work is substantially complete, it shall so notify the Owner, setting forth the proposed date of substantial completion. The Owner may require review of the Work by the Construction Manager or appropriate members of the Design Team pursuant to Article 4 of these General Conditions.

            (b) Should the Owner find that, to the best of its knowledge and belief, the Work is substantially complete, the Owner shall deliver to the Trade Contractor a Certificate of Substantial Completion and a punchlist of Work remaining to be completed, specifying the date of substantial completion if different from that proposed by the Trade Contractor.

      8.6.2       Final Completion

            (a) When, in the estimation of the Trade Contractor, the Work is fully complete, including all punchlist work, it shall so notify the Owner, setting forth the proposed date of final completion. The Owner may require additional review of the Work by the Construction Manager or appropriate members of the Design Team until the punchlist work is completed to the Owner's satisfaction.


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
            (b) Should the Owner find that, to the best of their knowledge and belief, the Work is fully complete, the Owner shall deliver to the Trade Contractor a Certificate of Final Completion, specifying the date of final completion if different from that proposed by the Trade Contractor, which shall constitute final acceptance of the Work by the Owner.

            (c) The delivery of a Certificate of Final Completion shall not terminate or alter that Trade Contractor's guarantees and obligation under the Contract Documents to complete the Work and to fulfill all terms and conditions thereof.

      8.6.3       Owner's Occupancy Prior to Final Completion

            (a) After acceptance of the Work or portions thereof, the Owner shall have the privilege of occupying and using such area or areas in advance of completion of the entire Work, provided such occupancy and use of such areas shall not unduly interfere with the construction operations nor unduly delay completion of the entire Work. In the event that the Owner desires to exercise the privilege of partial occupancy prior to completion of the entire Work as provided above, the Trade Contractor shall cooperate with the Owner in making available for the Owner's use required building services for the area or areas to be occupied; and if the equipment required to furnish such services is not entirely completed at the time the Owner desires to occupy the aforesaid area or areas, the Trade Contractor shall make every reasonable effort to complete the same as soon as possible to the extent that the necessary equipment can be put into operation and use.

            (b) The Owner shall assume proportionate and reasonable responsibility for operation of the equipment and utilities required to provide the above services, in part or in total, including proportionate and reasonable expenses of operation incidental thereto. The Owner's occupancy or use of such areas at the Project shall not constitute the Owner's acceptance of any work, materials or equipment which are not in accordance with the requirements of the Contract Documents, nor for responsibility for loss or damage due to or arising out of defects in, or malfunctioning of any work, material or equipment, nor from any other unfulfilled obligations or responsibilities under the Contract Documents.


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

                                   ARTICLE 9
                                CHANGES IN WORK

 9.1  Unauthorized Changes Prohibited

      The Trade Contractor shall perform the Work in strict accordance with the Contract Documents, provided that, at the Owner's option, the scope of the Work as defined in the Contract Documents or the Trade Contractor's time of performance may be changed by written instruction issued by the Owner as provided in this Article 9.

 9.2  Change Orders

      9.2.1 The Owner may, from time to time, change the scope of the Trade Contractor's Work by written Change Order or Field Instruction to the Trade Contractor specifying the change. Any adjustment to the Trade Contract Price, if applicable, resulting from such change shall be determined as provided in Paragraph 9.5.

      9.2.2 The issuance of a Change Order does not entitle the Trade Contractor to an extension of time, unless expressly provided by the Owner. The issuance of a Field Instruction in itself does not constitute a scope change.

      9.2.3 The Owner may, from time to time, change the Contractor's time for performance by Change Order. If a change in the time for performance results from a cause that also entitles the Trade Contractor to an adjustment in the Trade Contract Price, the change in the Trade Contract Price shall be determined as provided in Paragraph 9.5.

      9.2.4 The Owner may, from time to time, request the Trade Contractor to furnish the Owner with an estimate of the change in the Trade Contract Price and the change in the Trade Contractor's time for performance that would result from a contemplated change in the scope of the Work. Within five days after receipt of such a request, the Trade Contractor shall deliver to the Owner a statement of the amount of the change in its Trade Contract Price and change in its time for performance, if any, that would result from the change, if effected. In no event shall such a request constitute an authorization to the Trade Contractor to proceed with the work described therein.


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
9.3  Overtime

     The Trade Contractor shall not be entitled to additional compensation for Work performed outside normal working hours unless agreed to in writing in advance by the Owner. Additional compensation for overtime shall be in the amount of the overtime premium only, with no markup or other allowance.

9.4  Compliance with Owner's Instructions and Notice

     9.4.1 Upon the receipt of written instructions from the Owner pursuant to Paragraph 9.2, the Trade Contractor shall proceed to perform the Work in accordance with such instructions and otherwise in accordance with the Contract Documents, even if the amount of additional payment or credit or the extent of any change in Trade Contractor's time for performance, if any resulting from such Work has not yet been determined and even if the Owner and the Trade Contractor disagree as to whether the Trade Contractor is entitled to additional payment or an extension of time for performing such Work.

     9.4.2 THE TRADE CONTRACTOR SHALL HAVE NO CLAIM FOR ADDITIONAL COMPENSATION OR FOR AN EXTENSION OF TIME FOR PERFORMING WORK ORDERED PURSUANT TO THIS ARTICLE 9 UNLESS THE TRADE CONTRACTOR NOTIFIES THE OWNER IN WRITING OF THE TRADE CONTRACTOR'S CLAIM BEFORE BEGINNING TO PERFORM SUCH WORK.

9.5  Payment or Credit for Scope Changes

     9.5.1 The Trade Contractor shall be compensated for a change in the scope of the Work in accordance with the following procedures, which are listed in their order of priority:

          (a) By any applicable lump sum, unit price, time and material or cost plus basis already specified in the Trade Contract; or

          (b) If the Trade Contract contains no applicable formula, by means of a lump sum, unit price, time and material or cost plus basis negotiated by the Owner and the Trade Contractor at the time the change is ordered by the Owner; or

          (c) In the event the Trade Contractor and the Owner cannot reach agreement under Subparagraph (b), the Trade Contractor's

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
               compensation shall be limited to the actual cost of the labor and material required to perform the Work done, or the estimated cost of the labor and materials that would have been required to perform the Work omitted, plus an allowance of 12% to cover all overhead costs and profit of the Trade Contractor. If one or more Subcontractors are performing the Work, the Trade Contractor's total allowance for overhead and profit (including the cost of the Subcontractor's work) shall be 15%. For purposes of this
               Article 9: (i) the "cost of material" shall be the actual net payments to suppliers after taking into account any discounts allowed or allowable with respect thereto for material or equipment installed or used in connection with the Work; and (ii) the "cost of labor" shall be actual payments to the Trade Contractor's or Subcontractor's employees, other than home office employees and field executives, performing such additional Work, including normal fringe benefits. The Trade Contractor acknowledges that these allowances fully compensate the Trade Contractor and its Subcontractors for all costs associated with the General Conditions.

     9.5.2 When a change results in a deletion of the Work from the Trade Contract, a credit shall be issued by the Trade Contractor to the Owner in an amount equal to the actual cost of the labor and material deleted as defined in Paragraph 9.5.1(c) above, plus 4% of such cost of the credited labor and material.

9.6  Changed and Unknown Conditions

     9.6.1 The Trade Contractor shall promptly notify the Owner in writing of: (1) work or other conditions differing materially from those indicated in the Contract Documents, (2) unknown physical conditions of an unusual nature, differing materially from those indicated and generally recognized as inhering in work of the character provided for in the Trade Contract, or (3) unavoidable Excusable Delays. The Contractor shall notify the Owner of such circumstances no later than two days after it becomes aware of them. Together with such notice, the Trade Contractor shall furnish an estimate of any additional cost and/or time required to complete its Work as a direct result of such changed or unknown conditions. If requested by the Owner, the Trade Contractor shall submit an acceleration plan to recover any delay in completion of the Work. The Owner shall promptly investigate the conditions, and if it finds that such conditions do materially so differ and cause an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the Work under the

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               Trade Contract, the Trade Contractor shall be paid in the manner provided for payment with respect to any Change Order and receive, if warranted, a time extension.

     9.6.2 NO CLAIM OF THE TRADE CONTRACTOR UNDER THIS CLAUSE SHALL BE ALLOWED UNLESS TRADE CONTRACTOR HAS GIVEN THE NOTICE REQUIRED IN PARAGRAPH 9.6.1 ABOVE.

9.7  Time and Material, Cost-Plus and Unit Price Work

     9.7.1 When Work is performed on a time and material, cost-plus or unit price basis, the Trade Contractor shall (i) before performing such Work, submit a detailed projection of the anticipated cost of such Work, and (ii) submit weekly reports to the Owner detailing the costs and charges incurred in performing such Work.

     9.7.2 Any request for a change order or purchase order for work performed on a time and material, cost-plus or unit price basis shall include a certified statement by the Trade Contractor specifying in sufficient detail the costs incurred or units of Work done, together with such supporting documentation as the Owner shall reasonably require to determine the amount actually due for such Work.

                                   ARTICLE 10
                                    PAYMENT

10.1 Payment for Materials

     10.1.1 The Owner shall not make payment for materials purchased by the Trade Contractor for installation in the Project until such materials have been installed.

     10.1.2 Notwithstanding Paragraph 10.1.1, the Owner, at the Owner's sole option, may make payment for materials before installation, if the Trade Contract so provides or otherwise at the Owner's sole option, but then only if such materials have been delivered to and safely protected at the Project site or some other secure place acceptable to the Owner, and title to such materials has been transferred to the Owner, or the Owner has been given a perfected senior security interest in such materials, all documented to the Owner's satisfaction before payment. If such materials are held

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
               off-site, the Owner shall insure them, as provided in Appendix C, against loss or damage and shall pay or make satisfactory arrangement for the payment of all costs of insurance and delivery to the site. [Confirm wrap-up covers off site materials]

10.2 Progress Payments

     10.2.1    Payment and Retainage

               The Owner shall make progress payments to the Trade Contractor for Work performed in accordance with the Contract Documents. Such progress payments shall be based on the actual progress of the Work, as approved by the Owner, and on the Trade Contract Price as adjusted by Change Orders, if any issued in accordance with Paragraph 9.2.1. The Owner shall retain 10% of the amount of each progress payment. The Owner, in its discretion, may not require additional retainage after 50% of the Trade Contractor's work is completed. Any amount retained by the Owner under this Paragraph 10.2.1 on account of any Trade Contractor shall be paid when final payment on account of such Trade Contractor is made pursuant to Section 10.3. Progress payments shall be made within thirty days after the submission by the Trade Contractor of a request therefor complying with the requirements of Paragraph
               10.2.2. Payment for Work pursuant to this Paragraph 10.2.1 shall not constitute acceptance of such Work or relieve the Trade Contractor of its responsibility to complete and guarantee the Work in accordance with the Contract Documents.

     10.2.2    Application for Payment

               The Trade Contractor shall submit monthly applications for progress payments, based on Work in place, not later than the fifth day of each calendar month. Each application shall include material invoices, evidence of equipment purchases, rentals and other details of cost as the Owner shall require and in form and content as required by the Owner. With each application, the Trade Contractor shall submit the written consent of any surety or guarantor, if required, and written releases and waivers of the right to file a mechanic's lien from the Trade Contractor and all Subcontractors with respect to all Work for which payment has been made. Each application shall also include or be deemed to include a certification by the Trade Contractor that:

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
               (1) All work for which the application is being submitted has been performed in accordance with the Contract Documents.

               (2) The materials for which such application is being submitted have been (i) installed or incorporated in the Project or
                    (ii) if authorized pursuant to paragraph 10.1.2, delivered to the site or held at approved off-site locations and insured in accordance with Appendix A.

               (3) No mechanic's, laborer's, vendor's, materialman's or other liens are in effect with respect to the Project or any of the materials incorporated therein or purchased in connection therewith.

               (4) The names and addresses of all Subcontractors, the Subcontract amount of each Subcontract, and the amounts paid and owed to each Subcontractor.

               (5) The Trade Contract Price, including all adjustments, the amount paid by the Owner to the Trade Contractor and the amount retained by the Owner to the date of application, the amount of the current application and the balance due on the Trade Contract Price after such payment is made.

               (6) Satisfactory evidence that all Subcontractors and laborers have been paid all amounts advanced for their accounts in previous progress payments.

               (7) The application includes all claims of the Trade Contractor, accrued or existing as of the date of the application, against the Owner and the Project relating to the Contract Documents and the Work.

               (8) Such other information as the Owner may reasonably request to determine if the amount requested is payable.

10.3 Final Payment

     10.3.1    Time of Application

               The Trade Contractor shall submit its applications for final payment within thirty days after the Owner, pursuant to Paragraph

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
        8.6.2, has determined that the Work has been fully completed in accordance with the Contract Documents.

10.3.2  Contents of Application

        Applications for final payment shall contain the information required in applications for progress payments specified in paragraph 10.1 and shall include or be deemed to include, in addition, the following:

        (1) A certification by the Trade Contractor that all Work has been completed in accordance with the Contract Documents.

        (2) A certification by the Trade Contractor that all warranties, guaranties, certificates, operating manuals and other documents required by the Contract Documents, have been delivered to the Owner.

        (3) A certification by the Trade Contractor confirming the warranty and guaranty set forth in Paragraph 3.10.

        (4) A certification by the Trade Contractor that the application for final payment includes all claims of the Trade Contractor against the Owner and the Project relating to the Contract Documents and the Work.

        (5) The As-Built Drawings maintained by the Trade Contractor pursuant to Paragraph 3.8, certified by the Trade Contractor to be complete and accurate.

        (6) Written releases and waivers of the right to file a mechanic's lien from the Trade Contractor and all Subcontractors with respect to the Work.

        (7) Any additional evidence the Owner may require that all Subcontractors and laborers have been paid.

        (8) A certification by the Trade Contractor that any required inspections or approvals by any governmental authority having jurisdiction have been performed or obtained, all certificates and permits required to have been issued as a condition precedent to the lawful use of the Project have been issued and the originals thereof have been furnished by the Owner.

                 (9) A general release from the Trade Contractor to the Owner, the Project Manager, the Construction Manager and the members of the Design Team of all liability for all things done or furnished in connection with the Work and for every act or omission or neglect of the Owner, Project Manager, the Construction Manager and the members of the Design Team relating to or arising out of the Work or the Project.

                (10) The Certificate of Final Completion, pursuant to Paragraph 8.6.2.

        10.3.3  The Time of Final Payment

                Provided the Trade Contractor is not otherwise in default of its obligations under the Contract Documents, the Owner shall pay to the Trade Contractor within thirty days after the submission by the Trade Contractor of its application for payment complying with the requirements of Paragraph 10.3.2 the balance of the Trade Contract Price due for the Work, together with any amount retained by the Owner.

        10.3.4  Release

                Acceptance by the trade contractor of the Final Payment shall constitute a release of the Owner, the Project Manager, the Construction Manager and the members of the Design Team from all liability for all things done or furnished in connection with the Work, and for every act of omission or neglect by the Owner, the Project Manager, the Construction Manager and members of the Design Team relating to or arising out of the work.

10.4    Owner's Right to Withhold Payments

        10.4.1 The Owner may withhold from any payment to the Trade Contractor the amount of any back charges and such amounts as the Owner reasonably determines may be necessary to secure performance of the Work in accordance with the Contract Documents, to assure payment of just claims or liens or otherwise to protect itself from any default by the Trade Contractor under the Trade Contract, if any report of members of the Design Team, the

            Project Manager or the Construction Manager states or the Owner reasonably determines that:

                  (a) The Work is defective and the defects have not been corrected;

                  (b) The Trade Contractor has not promptly paid all amounts due to Subcontractors and laborers;

                  (c) The Trade Contractor or any Subcontractor or laborer has filed a mechanic's lien against the Project, and the Trade Contractor has not seen to the discharge of such lien in accordance with Paragraph 3.13;

                  (d) The Owner requests that the Trade Contractor give satisfactory evidence that it has the financial ability to carry out its obligations under the Trade Contract, and the Trade Contractor fails to furnish such evidence promptly;

                  (e) The Trade Contractor has caused damage to the Project or the work of any other contractor or has delayed the progress of the Work;

                  (f) Claims have been filed against the Trade Contractor or reasonable evidence indicating the probable filing or making of claims;

                  (g) Reasonable doubt that the Work can be completed for the unpaid balance of the Trade Contract price;

                  (h) Unsatisfactory prosecution of the Work by the Trade Contractor;

                  (i)   Unauthorized deviations from the Contract Documents;

                  (j) The Trade Contractor is otherwise in default under the Contract Documents;

                  (k) The Trade Contractor has not maintained insurance coverages as required by the Owner;

                  (l) The Trade Contractor has failed to update its Project schedule as required by the Owner; or

                  (m) The Trade Contractor has not updated its As-Built Drawings as required by the Owner.


10.5  Trade Contractor's Books and Records

      The Trade Contractor shall keep complete and accurate records of (a) all costs incurred in performing its Work under the Contract Documents; (b) all purchases of materials made while the Trade Contract is in effect and
      (c) all estimates, full supporting documentation and all other documents and records prepared or used in connection with the Work, and shall make its books and records available to the Owner for audit and copying. No amount to be determined under the Contract Documents shall be payable by the Owner unless such records are kept and until such records have been made available for audit and copying if requested by the Owner. The Trade Contractor shall keep such books and records available for audit and copying for six years following final payment to the Trade Contractor.

10.6  Defective Work

      No payment made to the Trade Contractor nor any partial or entire use or occupancy of the Project by the Owner shall be an acceptance of any work or material not in accordance with the Contract Documents or be deemed evidence of proper performance of the Work, either wholly or in part, or be construed as an acceptance of defective workmanship or improper materials.

10.7  Trust Funds

      All payments made to the Trade Contractor hereunder are hereby declared to be Trust Funds in the hands of the Trade Contractor, to be applied first to the payment of claims of Subcontractors, Architects, Engineers, Surveyors, Laborers, Materialmen, labor unions and union dues, the payment for utilities furnished and taxes imposed, and the payment of premiums on surety bonds and premiums on insurance obtained during performance of the Work before application to any other purpose.

** Confidential treatment requested pursuant to Rule 406

                                   ARTICLE 11
                            INSURANCE AND INDEMNITY



11.1    Insurance

        The Trade Contractor and its Subcontractors shall fully comply with the insurance requirements pursuant to the Owner's wrap-up insurance program for the Project set forth in Exhibit B and any additional insurance requirements which may be required by the insurance carrier furnishing such wrap-up coverage for the Project and by the Trade Contract. The Trade Contractor and its subcontractors shall maintain automobile liability coverage, covering owned and hired vehicles, including bodily injury and property damage coverage in an amount not less than ** per occurrence and in the aggregate.

11.2    Indemnity

        11.2.1 To the fullest extent permitted by law, the Trade Contractor shall defend, indemnify and hold harmless Swiss Re Investors, Inc., Swiss Re America Holding Corporation, Swiss Reinsurance America Corporation, Swiss Re America Life Insurance Company, the Project Manager, the Construction Manager, the members of the Design Team and each officer, director, shareholder, partner, agent and employee thereof, against all claims, losses and damages, including reasonable attorneys' fees and disbursements, arising out of, in connection with, or as a consequence of the performance of the Work, and/or any negligent or wrongful act, error or omission or breach of contract or infringement of any patent right by the Trade Contractor or any Subcontractor or any officer, director, shareholder, partner, agent or employee thereof in connection with the Contract Documents.

        11.2.2 Maintenance of the insurance required by the Trade Contractor or wrap-up coverage by the Owner shall not, in any manner, limit the Trade Contractor's obligations hereunder. In any and all claims against any indemnities by any employee of the Trade Contractor, or anyone directly or indirectly employed by the Trade Contractor or by anyone for whose acts it may be liable, the indemnification obligation of the Trade Contractor shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Trade Contractor under workers' compensation acts, disability benefits acts or other employee benefit acts.

        11.2.3  Assistance

                Should any claim arising out of the Contract Documents be made against the Owner, the Project Manager, the Construction Manager, or any member of the Design Team, or any member, partner, director, officer, agent or employee thereof, the Trade Contractor and its Subcontractors shall diligently render to the person against whom such claim is made any and all assistance that may be requested by such person.

                                   ARTICLE 12
                   DEFAULT, TERMINATION, CLAIMS AND DISPUTES

12.1    Grounds for Termination

        12.1.1  (a) If the Trade Contractor shall fail satisfactorily to commence and continue to perform its obligations under the Contract Documents, the Owner may without prejudice to any other remedy the Owner may have, give the Trade Contractor written notice that it must cure such default within forty-eight hours; and, if such default is not so cured, the Owner may terminate the Trade Contract.

                (b) If the Trade Contractor, after receiving notices given under Subparagraph 12.1.1(a), states before the expiration of the notice period that it refuses to perform the obligations listed in the notice, the Owner may immediately terminate the Trade Contract.

                (c) The Owner may terminate the Trade Contract without giving the Trade Contractor the notice specified in Paragraph 12.1.1(a) if the Trade Contractor refuses or willfully or repeatedly fails to carry out its obligations.

        12.1.2 If the Trade Contractor shall fail to pay its debts in a timely manner or if the Trade Contractor becomes insolvent, or if the Owner shall have reason to believe that the Trade Contractor does not have the financial ability to carry out its obligations under the Contract Documents, and the Trade Contractor shall fail to give to the Owner prompt and reasonable assurance of its ability to perform, the Owner may terminate the Trade Contract.

     12.1.3 If there shall be filed by or against the Trade Contractor in any court pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the Contractor's property, or if the Trade Contractor shall make an assignment for the benefit of creditors or petition for or enter into a creditors' arrangement, the Owner may, to the fullest extent permitted by law, terminate the Trade Contract in accordance with this Paragraph 12.1.3. Upon the occurrence of any such event, the Owner shall be entitled to request of Trade Contractor or its trustee or other successor adequate assurances of future performance. Failure to comply with such request within ten (10) days of delivery of the request shall entitle the Owner, in addition to any other rights and remedies provided by this Agreement or by law, to terminate this Agreement. Pending receipt of adequate assurances of performance and general performance in accordance herewith, the Owner shall be entitled to perform and furnish through itself or through others any such labor, materials or equipment for the Work as may be necessary to maintain the progress of the Work and to deduct the cost thereof from any monies due or to become due to the Trade Contractor under this Agreement. In the event of such bankruptcy proceedings, this Agreement shall terminate if the Subcontractor rejects this Agreement or if there has been a default and the Trade Contractor is unable to give adequate assurance that it will perform as provided in this Agreement or otherwise is unable to comply with the requirements for assuming this Agreement under the applicable provisions of the Bankruptcy Code.

     12.1.4 In the event the Project is abandoned, as determined by the Owner, it may terminate the Trade Contract.

     12.1.5 The Owner shall have the right, at any time, by written notice to the Trade Contractor, to terminate the Trade Contract without cause and require the Trade Contractor to cease work hereunder. In the event of such a termination for convenience, the Trade Contractor shall be entitled to payment pursuant to the terms of the Trade Contract for all Work performed as of the date of termination, together with reasonable costs of demobilization and such other reasonable costs as may be encountered by the Trade Contractor and directly attributable to such termination. However, the Trade Contractor shall only be entitled to profit on that portion of the work actually performed and approved for payment to the date of termination, together with Retainages held upon payments made prior thereto. The Trade Contractor waives any other claim for payment from the Owner, including without limitation, claims for loss of anticipated profits in the event the Owner exercises this clause.

12.2 Effect of Termination

     12.2.1 If the Trade Contract is terminated for any reason, the Owner may take possession of the Work and may provide for the continuation and completion of the Work in such manner as the Owner sees fit. The Owner may use any or all materials, equipments, facilities or tools acquired or used by the Trade Contractor in connection with the Work, subject to payment therefor pursuant to Paragraph 12.2.2.

     12.2.2 If the Trade Contract is terminated for any reason, the Owner shall pay to the Trade Contractor the amount payable to the Trade Contractor for that portion of the Work performed by the Trade Contractor in accordance with and subject to the Contract Documents prior to termination, and for the use of any materials, equipment, facilities or tools of the Trade Contractor used by the Owner in connection with the continuation or completion of the Work. Such payment shall be made in accordance with Article
               10. The Owner may set off against any payment due hereunder the amount of damages incurred or anticipated by the Owner by reason of any default by the Trade Contractor.

     12.2.3 Upon the termination of the Trade Contract for any reason, all bids or proposals and all Subcontracts entered into by the Trade Contractor with respect to the Project shall, at the Owner's option, be assigned to and assumed by the Owner or a person designated by the Owner without the need for any action by the Trade Contractor, or any Subcontractor or person submitting a bid or proposal, and all such persons shall continue to be bound by their bids, proposals and Subcontracts.

     12.2.4 Neither the termination of the Trade Contract nor any payment made upon such termination shall constitute acceptance of the Trade Contractor's Work nor relieve the Trade Contractor of its obligations under the Contract Documents.

12.3 Owner's Right to Perform Trade Contractor's Obligations Without Termination

     12.3.1 If the Trade Contractor fails satisfactorily to commence and continue to perform any of its obligations under the Contract Documents, the Owner, after forty-eight hours' written notice to the Trade Contractor and without prejudice to any other remedy the Owner may have, may carry out all or any of the obligations of the Trade Contractor, either directly or through others, and charge the cost thereof to the Trade Contractor.

     12.3.2 If the Trade Contractor, after receiving notice give under Paragraph 12.3.1, states before the expiration of the notice period that it refuses to perform the obligations listed in the notice, the Owner may immediately proceed to act as provided in Paragraph 12.3.1.

     12.3.3 The Owner may act as provided in Paragraph 12.3.1 without giving the Trade Contractor the notice specified therein if the Trade Contractor refuses or willfully or repeatedly fails to carry out its obligations.

     12.3.4 If the Owner performs a portion of the Trade Contractor's Work pursuant to this Section 12.3, the Trade Contractor shall continue to perform the balance of its Work, and shall cooperate fully and in good faith, and coordinate its Work with the Owner and any others performing such portion of the Work, and shall make available to the Owner or such other person, all equipment, machinery and other facilities on hand and in use for the performance of its Work, to enable the whole of the Work to proceed in accordance with the Contract Documents.

12.4 Notice and Waiver of Contractor's Claims

     12.4.1    Notice of Claims

               The Trade Contractor shall give notice to the Owner of any claim against the Owner or any other member of the Project Team, including any claim for an increase in the Trade Contract Price, and extension in the Trade Contractor's time to perform, damages for breach of contract, or compensation for the value of construction or services outside the scope of the Contract Documents.

     12.4.2    Time of Notice - Waiver of Claims - Documentation

               NOTICE OF CLAIM FOR ADDITIONAL COMPENSATION FOR WORK ORDERED PURSUANT TO ARTICLE 9 OR FOR CONSTRUCTION OR SERVICES CLAIMED TO BE OUTSIDE THE SCOPE OF THE CONTRACT DOCUMENTS SHALL BE GIVEN BEFORE THE TRADE CONTRACTOR BEGINS PERFORMANCE OF THE CONSTRUCTION OR SERVICES IN QUESTION. THE ONLY EXCEPTION SHALL BE LIFE THREATENING EMERGENCIES. NOTICE OF CLAIM FOR AN EXTENSION OF TIME OR ADDITIONAL COMPENSATION FOR DELAY SHALL BE GIVEN WITHIN TWO DAYS AFTER THE SUBCONTRACTOR HAS KNOWLEDGE OF THE CIRCUMSTANCES GIVING RISE TO THE CLAIM. FAILURE BY THE TRADE CONTRACTOR TO GIVE NOTICE OF A CLAIM WITHIN THE TIME SPECIFIED SHALL CONSTITUTE A WAIVER BY THE TRADE CONTRACTOR OF SUCH CLAIM. AS PROMPTLY AS POSSIBLE AFTER A NOTICE OF CLAIM HAS BEEN GIVEN, THE TRADE CONTRACTOR SHALL SUBMIT TO THE OWNER A DETAILED STATEMENT OF CLAIM.

12.5 Delay Claims

     12.5.1 If the Trade Contractor is obstructed, hindered or delayed in the commencement, prosecution or completion of the Work, without fault on its part, by the Owner, the Design Consultants any other Trade Contractor employed by the Owner, or by changes in the Work, or by reason of unknown conditions (including those specified in Paragraph 9.6), adverse weather conditions, fire, lightning, earthquake, enemy action, act of God, or similar catastrophe, or by government restrictions in respect to materials or labor, or by an economic industry-wide strike or lockout beyond the Trade Contractor's reasonable control (all of which shall be deemed "Excusable Delays") then the sole and exclusive remedy of the Trade Contractor shall be to notify the Owner of such Excusable Delays and to proceed in accordance with the procedures specified in Paragraph 9.6.

     12.5.2 In the event the Trade Contractor seeks to make claim for additional compensation on account of delays not contemplated and provided the notice required by Paragraph 12.4.2, and either (a) the Owner acquiesces in the claim or (b) a court of competent jurisdiction determines the Trade Contractor may recover additional compensation for delay, such compensation shall be limited to an adjustment of the Trade Contract Price to cover the actual additional costs resulting from such delay, to the extent provided in Paragraph 9.5, without regard to any other claimed damages, whether direct, indirect, consequential, incidental or otherwise.

12.6 Limitation of Action

     No action arising out of the Contract Documents shall be maintained by the Trade Contractor against the Owner (except a third party action, counterclaim or crossclaim) unless such action is commenced within twelve months after the date on which the Trade Contractor's application for final payment is due in accordance with Paragraph 10.3.1.

12.7 No Interruption for Dispute

     In the event of a dispute between the Owner and the Trade Contractor or between the Trade Contractor and any other person with respect to the Work, the Project or the Contract Documents, the Trade Contractor shall continue to perform its obligations under the Contract Documents without interruption or delay, pending the resolution or settlement of such dispute; and the Trade Contractor shall not directly or indirectly stop or delay the performance of the Work, including the delivery of materials to the site.

12.8 Litigation Assistance

     The Trade Contractor will assist the Owner and the Owner's attorneys at no charge, in connection with all legal proceedings arising out of the Work or related thereto by, among other things, appearing at hearings, depositions and trials.

                                   EXHIBIT A

                                THE DESIGN TEAM

DESIGN TEAM
--------------------------------------------------------------------------------
Design Architect:       Schnabil, Ammsoft, Ruchat, Merz
                        Architekten BSA & Partners AG
                        Contact: Prof. Dolf Schnebli or Sacha Merz, Proj. Mgr.
                        Hardturnstressed 175, 8005 Zurich SWITZERLAND
                        TEL: 011 411 447 4343
                        FAX: 011 411 447 4340
                        Email: SARARCH@ACCESS.CH

                        Contact: Mr. Steven Fong, Consulting Architect
                        32 Gibson Avenue
                        Toronto, Ontario M5R 1T5
                        TEL: 416-944-2223   FAX: 416-944-8147
                        Email: STE.FONARC@UTORONTO.CA
--------------------------------------------------------------------------------
Construction Document   Adamson Associates
Architect:              Contact: Mr. J. Esgby, Partner
                                 Ms. Ann Daniel, Project Manager
                        2 Gloucester St.
                        Toronto, Ontario   M4Y 1L5
                        TEL: 416-567-1500   FAX: 416-887-7160
                        Email: ADAMSON@INFORAMP.NET
--------------------------------------------------------------------------------
Structural Engineer:    Yolles Partnership Inc.
                        Contact: Mr. Andrew Bergmann, Partner
                                 Mr. Paul Zucchi
                        153 Queen St. East, Suite 200
                        Toronto, Ontario
                        M5A 151
                        TEL: 416-353-8123    FAX: 416-363-0341
                        Email: YG1@YOLLES.COM
--------------------------------------------------------------------------------
M E P Consultants:      Cosentini Associates:
                        Contact:  Mr. Marvin Mass, Partner
                                  Mr. Jonathan Michaeli, Partner
                                  Mr. Scott Ceasar, Project Mgr. (Mechanical)
                                  Mr. Jim McGanty (Plumbing & Fire Prot.)
                                  Mr. Howard Rappaport (Electrician)
                        Two Pennsylvania Plaza
                        New York, NY 10121
                        TEL: 212-515-3600    FAX: 212-515-3700
                        Email: MIS@COSENTINI.COM (Drawings)
                               SCEASAR@COSENTINI.COM (Corres.)
--------------------------------------------------------------------------------
Civil Engineer and      Olynay Tung Schwalbe
Liaison with D E P:     Contact:  Mr. J. Michael Divney
                                  Mr. Jerry Schwalbe
                                  Mr. Bill Carey
                        1 North Broadway
                        White Plains, NY 10601
                        TEL:  914-428-0010
                        FAX:  914-428-0017
--------------------------------------------------------------------------------

Off-Site Traffic        John Collins Engineer, P.C.
Engineer:               Contact: Dr. John T. Collins
                        11 Bradhurst Avenue
                        Hawthorne, NY 10532
                        TEL:  914-347-7500   Fax  914-347-7268
                        Email: JCENGINEER@GNN.COM
--------------------------------------------------------------------------------
Surveyor:               Badey & Watson
                        Contact: Mr. Glannen J. Watson
                        Route 9
                        Cold Spring, NY 10516
                        TEL:  914-285-9217   FAX:  914-285-4428

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geotechnical Consultant:      Lancen Associates
                              Contact: Mr. George Levands
                                       Mr. John McElroy, Project Manager
                              River Drive Center One, 4th Floor
                              Elmwood Park, NJ 07407
                              TEL: 201-784-8900   FAX:  201-784-0338
                              Email: JMCELROY@LANGAN.COM
--------------------------------------------------------------------------------
Hydrogeologist:               Sergio Smiriglio Environmental Consultants (SSEC)
                              Contact: Mr. Sergio Smiriglio
                              27 Mine Hill Road
                              Cornwell,NY 12518
                              TEL: 914-534-3616
                              FAX: 914-534-4739
                              Email: SSECINC@WARWICK.NET

--------------------------------------------------------------------------------
Accoustic Consultant:         Cerami & Associates
                              Contact: Mr. John Longman/Ms. Victoria Cerami
                              818 Fifth Avenue
                              New York, NY 10036-0385
                              TEL:  212-382-2529    FAX:  212-382-0853

--------------------------------------------------------------------------------
Cost Consultant:              Wolf & Co.
                              Contact: Mr. Vincent Vetrano
                              P.O. Box 805, Route 35 & 22
                              Coldwell Banker Bldg.
                              Katonah, NY 10636-0805
                              TEL:  914-232-2400    FAX:  914-232-4168

--------------------------------------------------------------------------------
Interior Designer;            IJu & Lewis
                              Contact: Ms. Carolyn Iu, Principal
                              57 East 11th Street
                              New York, NY 10003
                              TEL:  212-962-3633   FAX: 212-982-6008
                              Email: IU7LEWIS@AOL.CO.

All Correspondence, Etc., To:
                              Perking & Will
                              Contact: Mr. Don Williams, Project Manager
                              1 Park Avenue, 18th Floor
                              New York, NY 10016
                              TEL:  212-251-7000    FAX: 212-251-7111
                              Email: DWILLIAMS@ny.perkins-will.com

--------------------------------------------------------------------------------
Curtain Wall Consultant:      Israel Berger & Associates
                              Contact: Mr. William Logan
                              232 Madison Avenue
                              New York, NY 10016
                              REL:  212-589-5389   FAX: 212-589-5449

--------------------------------------------------------------------------------
Elevator Consultants          H.H. Angus & Associates Limited
                              Contact: Donald G. Cooper, Project Engineer
                                       Mr. Rick Marsiglio
                              1127 Leslie Street
                              Don Mills, Ontario
                              M3C 2J5
                              TEL:  416-443-8258   FAX:  416-443-8290

--------------------------------------------------------------------------------
Environmental Consultants:    Leggette, Brashars & Graham, Inc.
                              Contact: Mr. R.G. Slayback
                              125 Monroe Tumpike
                              Trumbull, CT 06811
                              TEL: 203-452-3100    FAX:  203-452-3111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Technology Consultant         Electronic Systems Associates
                              11 West 42nd Street, 3rd Floor
                              New York, NY 10036
                              Contact: Khaled Nassoura, Proj. Manager
                              TEL:  212-843-3600
                              FAX:  212-343-3699
                              Email: knassoura@ESA.com

--------------------------------------------------------------------------------
Security Consultant           Electronic Systems Associates
                              11 West 42nd Street, 3rd Floor
                              New York, NY 10036
                              Contact: Albert Palumbo, Group Vice President
                              TEL: 212-843-3800
                              FAX: 212-843-3858
                              Email: spalumbo@ESA.com

--------------------------------------------------------------------------------
Lighting Consultant           Susan Brady Lighting Design
                              39 West 38th Street
                              New York, New York 10018
                              Contact: Susan Brady
                                       Kim Loren, Project Manager
                              TEL:  212-391-4230
                              FAX:  212-391-4231

--------------------------------------------------------------------------------

                                   EXHIBIT B


                              INSURANCE COVOERAGE

** Confidential treatment requested pursuant to Rule 406

                        SWISS RE AMERICA WRAP UP PROJECT

                INSURANCE PROVIDED BY SWISS RE UNDER THE WRAP UP


Swiss Re has secured specific insurance coverage for Project Manager, Construction Manager, Contractor, and Subcontractors of all tiers performing Work at the Jobsite. The insurance does not apply to vendors, suppliers, material dealers, or others who merely transport, pick up, deliver or carry materials to or from the jobsite.

ONLY THE FOLLOWING INSURANCE SET FORTH IN (a), (b) AND (c) BELOW IS PROVIDED BY SWISS RE UNDER THE WRAP UP.

o  Workers' Compensation Insurance

     Workers' Compensation Insurance in statutory limits for the State of New York. Employers Liability limits of ** Each Accident/ **
     Disease Each Employee/ ** Disease Policy Limit are also provided.

     INDEPENDENT TRUCKERS/HAULERS WILL NOT BE INSURED UNDER THE OWNERS PROGRAM.

o  Commercial General Liability Insurance

     Commercial General Liability insurance (EXCLUDING AUTOMOBILE, ASBESTOS AND PROFESSIONAL LIABILITY) applying to all Insureds jointly and with the following limits:

     ** Per Occurrence Each Insured
     ** Completed Operations Aggregate
     ** Personal & Advertising Injury
     ** General Aggregate All Insureds Annually

     THIS INSURANCE WILL NOT EXTEND COVERAGE FOR PRODUCTS LIABILITY TO ANY INSURED PARTY, VENDOR, SUPPLIER, MATERIAL DEALER OR OTHERS FOR ANY PRODUCT MANUFACTURED, ASSEMBLED OR OTHERWISE WORKED UPON AWAY FROM THE JOBSITE.

o Umbrella Liability Insurance Limits will be provided to match your Umbrella up to your present limits

     Excess Liability Insurance (EXCLUDING AUTOMOBILE, ASBESTOS, AND PROFESSIONAL LIABILITY), COVERING ALL INSUREDS JOINTLY.

o   Builder's Risk Insurance - Provided by SWISS RE:

        Swiss Re will maintain an All Risk Policy throughout the life of the project insuring all property incorporated in the Project.

WE RECOMMEND THAT THE CONTRACTOR AND SUBCONTRACTORS OF ALL TIERS HAVE THEIR INSURANCE AGENT REVIEW THE COVERAGES PROVIDED BY SWISS RE. IT IS THE RESPONSIBILITY OF THE CONSTRUCTION MANAGER, CONTRACTOR AND SUBCONTRACTORS OF ALL TIERS TO MAINTAIN, AT THEIR SOLE OPTION AND COST, ANY ADDITIONAL INSURANCE THEY DEEM NECESSARY AND/OR, IN LIEU OF EXCLUDING COVERAGE FOR THIS PROJECT FROM THEIR ONGOING LIABILITY INSURANCE PROGRAM, THAT THEY HAVE THEIR COMMERCIAL GENERAL LIABILITY POLICY AND THEIR UMBRELLA/EXCESS LIABILITY POLICY ENDORSED TO THE EFFECT THAT INSURANCE PROVIDED UNDER THE WRAP UP.

THE COVERAGES REFERRED TO ABOVE ARE SET FORTH IN FULL IN THE RESPECTIVE POLICY FORMS, AND THE FOREGOING DESCRIPTIONS ARE NOT INTENDED TO BE COMPLETE.

FOR FURTHER INFORMATION PLEASE CALL:

SILVANA VLACICH     OR   DEBRA DIGIARO
AT 1-800-962-5524   OR   212-797-9600

** Confidential treatment requested pursuant to Rule 406

                        SWISS RE AMERICA WRAP UP PROJECT

             INSURANCE TO BE PROVIDED BY CONTRACTORS/SUBCONTRACTORS

Project Manager, Construction Manager, Trade Contractor and all tiers of Subcontractors shall at all times during the period in which the Contract is in force and effect, provide and maintain the following insurance at their own expense:

(a) Automobile Liability Insurance covering all owned, non-owned and hired automobiles, trucks and trailers. In limits not less than **
      Combined Single Limit each occurrence for Bodily Injury and Property
      Damage.

(b) Commercial General Liability Insurance for Operations away from the jobsite including products liability for any product manufactured, assembled or otherwise worked upon away from the jobsite. The total available limits combined shall not be less than ** general aggregate limit and ** aggregate products and completed operations.

(c) Workers' Compensation Insurance in statutory limits of the Workers' Compensation Law of the State of New York, and ** Each
      Accident/ ** Disease - Policy Limit/ ** Disease Each Employee Employers Liability coverage for all Work away from the jobsite.

(d) CONTRACTORS AND SUBCONTRACTORS OF ANY TIER SHALL REQUIRE THEIR RESPECTIVE VENDORS, SUPPLIERS, MATERIAL DEALERS AND OTHERS WHO MERELY TRANSPORT, PICKUP, DELIVER OR CARRY MATERIALS, PERSONNEL, PARTS OR EQUIPMENT OR ANY OTHER ITEMS OR PERSONS TO OR FROM THE JOBSITE TO MAINTAIN INSURANCE AS SPECIFIED IN (a) THROUGH (c) OF THIS SECTION, ABOVE.

(f) The WRAP UP includes coverage for completed operations for three years after the date of acceptance by Owner of the Work. It is the responsibility of the Construction Manager, Contractor and Subcontractors to arrange for the continuation of completed operations coverage with their own insurance agent and insurer after termination of completed operations coverage under the WRAP UP.

(g) Any Contractor or any Subcontractor utilizing mobile equipment not scheduled in their auto policy should review this coverage with their agent and/or insurer. The WRAP UP will not provide coverage for liability claims or damage to the mobile equipment itself arising out of the operation of mobile equipment that has been scheduled under the Contractor's or Subcontractor's automobile policy.

(h) Contractor and all Subcontractors shall maintain insurance on their owned or leased equipment, tools, trailers, etc. The Builders' Risk Policy excludes coverage for this property.

(a)                                                                       FORM 1

            SWISS RE AMERICA CORP./CORPORATE HEADQUARTERS FACILITIES

                                   ARMONK, NY

                                                                          FORM 1
                                                                          Page 1

1.    Name: ____________________________________________________________________

2.    Address: _________________________________________________________________

3.    Telephone:  Area Code (___)   No.:  ______________________________________

4.    Federal Employer ID#: ____________________________________________________

5.    Project Field Representative              Insurance/Risk Manager

Name: __________________________________        ________________________________

Address: _______________________________        ________________________________

Telephone: _____________________________        ________________________________

6.    Brief Description of Work Performed

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

7.    Estimated Start Date of Jobsite Activities: ______________________________

8.    Estimated Completion Date of Jobsite Activities: _________________________

WORKERS' COMPENSATION DATA

9.    Classification          10. Code          11. Payroll       12. Man-hours

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

*Include only the estimated jobsite payrolls to be directly performed by your company (and not by your Subcontractors) for the period coverage is provided.

                                                                          FORM 1
                                                                          Page 2

13.   WC Exp. Modification _____________ Anniversary Rating Date________________

      Workers' Compensation Bureau Risk No._____________________________________

14.   Location of payroll records: _____________________________________________

15.   Estimated Contract Amount: _______________________________________________

16.   Contract Number/Award Date: ______________________________________________

17.   PRESENT INSURANCE COVERAGE

                  Workers' Compensation               General Liability

Insurer:                __________________________     _________________________

Policy No.              __________________________     _________________________

Agent/Broker:           __________________________     _________________________

Address:                __________________________     _________________________

                        __________________________     _________________________

Account Executive:      __________________________     _________________________

Telephone:              __________________________     _________________________

18.   ADDITIONAL MISCELLANEOUS DATA

18a.  Is your firm a prime Contractor with the State of New York?

      [  ] Yes          [  ] No

18b.  If your firm is a Subcontractor, the name of your prime Contractor is:

      __________________________________________________________________________

19. If your firm anticipates that some of the Work to be done under your contract will be subcontracted to others, indicate the names and addresses of the firms which will an as your Subcontractors (attach additional pages if necessary):

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

20. Is your firm a Joint Venture subsidiary and/or a division of another company?

            [  ] Yes          [  ] No

      If you are a subsidiary and/or a division of another company you must complete an ERM 14 Form.

      If you are a participant as a Joint Venture partner you must complete an ERM 14 Form.

                                 CERTIFICATION

I certify that the statements in this Request for Insurance are true to the best of my knowledge. Your firm's Workers' Compensation loss experience incurred on this project is reported annually to the Bureau and is used to promulgate your experience modification factor.

21.   _______________________________           _______________________________
                 Officer                                    Title

                                                _______________________________
                                                             Date

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                                  Curtainwall



A.   DOCUMENTS AND POLICIES:

     This Trade Contractor agrees to perform all the work necessary to provide CURTAINWALL for the Swiss Re America U.S. Headquarters Project located in North Castle, NY in strict accordance with the following documents:

     1. List of attached Contract Documents for Swiss Re America U.S. Headquarters Project:

          a. TURNER CONSTRUCTION COMPANY'S List of Contract Drawings and Specifications for the CURTAINWALL for the Swiss Re America U.S. Headquarters Project dated 03/10/97. (Attachment 'A')

          NOTE #1: This Trade Contractor shall be responsible for all information contained in the Contract Drawings and Specifications as related to your work. If the Contract Drawings and Specifications conflict, then the greater quantity and quality shall apply.

          NOTE #2: It is agreed and understood that the Contract Documents are not complete, however this Trade Contractor has included all costs to provide a complete job consistent with the design intent.

          b. TURNER CONSTRUCTION COMPANY'S Curtainwall Milestone Schedule for the Swiss Re America U.S. Headquarters Project dated 04/23/97. (Attachment 'B')

          c. Special Provisions for all Trade Contractors and Vendors for the Swiss Re America U.S. Headquarters Project dated 03/19/97. (Attachment 'C')

          d. Curtainwall Erection Sequence dated 03/19/97 and Swiss Re America Logistics Plans for phases 3.5-8 for the Swiss Re America U.S. Headquarters Project. (Attachment 'D')

          e. Specifications for Temporary Light and Power for Construction Purposes dated 03/19/97. (Attachment 'E') - This item is furnished and installed by others.

     2. List of referenced Turner Construction Company's forms and policies that are hereby specifically made part of the Contract Documents:

          a. Safety and Hazardous Communication Program for Swiss Re America U.S. Headquarters Project dated 01/24/97.

          b.   AIA Document A312; Payment and Performance Bonds Forms.

          c. The Turner Corporation's Policy on Drugs and Alcohol Abuse (for Turner Employees) dated 01/16/96.

          d.   Swiss Re Investors, Inc. General Release (final payment).

          e. Turner Construction Company's Corporate Affirmative Action Program. (This trade contractor shall abide by Turner Construction Company's Corporate Affirmative Action Program) rev 08/94.

          **NOTE**: By signing this agreement, the trade contractor acknowledges that he has read these referenced documents and will unconditionally abide by its terms and conditions.

** Confidential treatment requested pursuant to Rule 406


                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                                  Curtainwall



3. SEXUAL HARASSMENT: Turner Construction Company has always stressed a discrimination free working environment and has stated policy on sexual harassment which prohibits any form of sexual harassment by employees and non-employees on our job sites. All trade contractors, suppliers and/or vendors are required to comply with this policy and any and all other requirements of the New York Employment Practices Act.

4. All pricing submitted by Trade Contractors and Vendors, including pricing of change orders, alternates, and unit pricing, shall include all things necessary for a complete installation of the work. This includes, but is not limited to, all labor, materials, tools, bond premiums, shop drawings, allowances for waste, equipment, shipping costs, handling, storing, hoisting, riggings, distribution, protection of materials, fringe benefits, taxes, overhead, profit, insurance, etc.

5*. The allowable combined percentage mark-up for overhead and profit on direct costs of changes when work is performed by the Trade Contractor shall be **. This same percentage shall be allowed for any changes performed by Sub-trade contractors and ** may be added by the trade contractor to the Sub-trade contractor's estimate. The total on all tiers shall not exceed
     ** in the aggregate.

     *SEE RIDER 'A' ITEM #1

     In the case of change orders involving deletions for the work or other cost savings, the deductions from the Contract Sum shall be at ** and shall include an additional deduction of ** for general conditions and ** for profit. Markups shall be applied to the total net value of any change or group of changes.

6. The following are hourly wage rates for performing extra work on a time and material basis and shall be valid for the life of the project. These rates are fully loaded (including benefits, taxes, insurance, overhead and profit, bond costs, small tolls, travel, parking, and any other costs associated with labor, etc.) and are in accordance with the union wage agreement of the trade having jurisdiction in areas where the work is performed. NOTE: Further, no mark-up shall be allowed on the premium time portion of the wage rate.

     FOREMEN                  Straight Time     Time & One Half     Double Time
     -------                  -------------     ---------------     -----------
     Operator           Not Applicable per Flour City Architectural Metals, Inc.
     Ironworker                  **                   **               **
     Sheetmetal         Not Applicable per Flour City Architectural Metals, Inc.
     Glazier                     **                   **               **
     Engineer/Draftsperson       **                   **               n/a

     JOURNEYMEN               Straight Time     Time & One Half     Double Time
     ----------               -------------     ---------------     -----------
     Operator           Not Applicable per Flour City Architectural Metals, Inc.
     Ironworker                  **                   **               **
     Sheetmetal         Not Applicable per Flour City Architectural Metals, Inc.
     Glazier                     **                   **               **
     Engineer/Draftsperson       **                   **               n/a

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                                  CURTAINWALL

B.    TAXES, BONDS, INSURANCE, ETC.

      1. PAYMENT AND PERFORMANCE BONDS ARE BEING FURNISHED as part of this subcontract Agreement. Payment and performance bonds will be AIA form A312-1984. (Surety must appear on the Current U.S. Treasury Federal Register) Furthermore, the following shall apply:

            Trade contractor and its Surety hereby agrees to execute and deliver to Swiss Re Investors, Inc. in connection with the issuance of change orders under this Agreement Rider "A" amendments (form attached hereto) increasing the amount (penal sum) of the performance and payment bonds to be furnished by Trade Contractor as provided in this Agreement when Trade Contractor is requested by Swiss Re Investors, Inc. to do so. The reasonable premium or other charges paid by Trade Contractor for the procurement of the Rider "A" amendments requested by Swiss Re Investors, Inc. will be paid as a change to this Agreement.


      2. NEW YORK STATE SALES AND USE TAXES ARE EXCLUDED in accordance with the laws and statutes of the State of New York. A TAX EXEMPTION CERTIFICATE/PERMIT NO. WILL BE HELD BY THE SWISS RE INVESTORS, INC. WHICH ENABLES ALL LABOR AND MATERIAL TAXES TO BE EXEMPT. This Certificate/Permit No. to follow under separate cover and made part of this agreement.

      3. This Trade Contractor shall provide and maintain all insurance's as required and referenced in the Insurance Coverage Section, Exhibit "B" of the General Conditions. ANY AND ALL INSURANCE'S REQUIRED TO BE PROVIDED BY THIS TRADE CONTRACTOR VIA THE WRAP UP INSURANCE POLICY (EXHIBIT 'B' OF THE GENERAL CONDITIONS) DOCUMENT MUST BE PROVIDED BY THIS TRADE CONTRACTOR VIA AN ACCEPTABLE INSURANCE CERTIFICATE PRIOR TO COMMENCEMENT OF THE WORK. IN ADDITION, ANY/ALL INSURANCE'S LISTED IN THE ADDITIONAL PROVISION/SCOPE OF WORK (i.e., ERRORS AND OMISSIONS INSURANCE/PROFESSIONAL LIABILITY) NOT SPECIFICALLY ADDRESSED IN THE WRAP UP INSURANCE POLICY MUST BE PROVIDED VIA AN ACCEPTABLE INSURANCE CERTIFICATE PRIOR TO COMMENCEMENT OF THE WORK.


C.    SCOPE OF WORK

      Without the intent of limiting the Scope of Work to be performed by the Trade Contractor, included in the complete design, furnishing and installation of the CURTAINWALL SYSTEM, in accordance with the Contract Documents and as further clarified herein:

      1. Includes performing all the Curtainwall Work in accordance with he Contract Documents and the following Specification Sections as they relate to the foregoing work:

            08900 - Curtainwall Systems (ATTACHMENT 'F')....................... dated 03/07/97
            Turner Construction Company Addendum #1 (ATTACHMENT 'G')........... dated 03/31/97


DESIGN INTENT

      2. Provide all necessary labor, material, scaffolding, equipment, tools, hoisting, transportation, storage, and other facilities required by and reasonably inferred from the contract documents to provide a complete and watertight Curtainwall system.

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                                  CURTAINWALL

3. It is understood and agreed that the work to be contracted is of a DESIGN/BUILD nature, and that the Curtainwall trade contractor has been selected on the basis of his proven ability to design and construct an acceptable system consistent with the intent of the contract documents, and the contractor's understanding of what is involved in construction of this type. The drawings and specifications provided herewith represent the minimum standards for the level of materials to be installed under this contract. It is understood that this contract is for a complete project in every respect, and includes all items of work inferable from plans as determined by the Architect, work which is required by Federal, State, or local code including seismic provisions, and work which complies with good construction practice and the state of the art of the industry. The trade contractor, having certain skills and judgments based upon his knowledge of techniques, procedures, systems, and general state of his trade is expected to include in the scope of work all items required in order to carry out the Architect's and Construction Manager's intent for a complete and functional system whether or not shown or described in the contract documents. No extra payments shall be made or claims entertained as a result of such items, which in the Owner's Representative's, Construction Manger's and the Design Consultant's opinion are clarifications and should have been included in this trade contractor's scope of work.

4. All required design services shall be furnished by a qualified Registered Professional Engineer currently certified in the State of New York, whose stamp shall appear on the design documents. The Curtainwall contractor shall give all notices and comply with all applicable laws, building codes, ordinances, regulations and orders of any public authority bearing on the design or construction of the work.

5. The Curtainwall contractor is responsible for a complete exterior wall system in conformance with the details, profiles, and aesthetics specified in the drawings, specifications and bid documents.

6. Furnish and install any additional supporting steel or gusset/beam reinforcement or diagonal bracing system as required to reinforce the Curtainwall systems to the structure and any intermediate framing required to provide connection points for the Curtainwall system. Provide detailing and a Professional Engineer's stamp (licensed in the state of New York) for this additional support steel. This trade contractor shall provide a detailed summary including drawings of all components of this work. Also, provide a summary of all adjacent work which will be required by others. THIS TRADE CONTRACTOR WILL NOT BE REQUIRED TO PROVIDE ADDITIONAL SUPPORT STEEL TO ASSIST THE STRUCTURAL STEEL IN SUPPORTING THE LOADS OF THE CURTAINWALL SYSTEM. HOWEVER, THIS TRADE CONTRACTOR WILL FURNISH THE STRUCTURAL CONSULTANT AND THE CONSTRUCTION MANAGER WITH ALL PERTINENT REACTIONS IMPOSED ON THE STRUCTURE BY THE CURTAINWALL SYSTEM BY 05/23/97 SO THAT THEY MAY BE INCORPORATED INTO THE STRUCTURAL DESIGN.

7. It is essential the Curtainwall contractor be aware of interfacing with the work of other contractors, and as such is to incorporate provisions in the design of the system to enable penetrations for, and/or adherence to or from, those other contractors. This contractor assumes responsibility for weathertightness and the water integrity at these junctures.

8. The Curtainwall support system shall not interfere with the interior construction. Drawings submitted with this bid proposal shall be reviewed by the Architects for any potential conflicts.

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                                  Curtainwall

      9. This building is designed per industry standard structural tolerances. The Curtainwall support system must have adequate adjustment to allow for such tolerance. Building tolerances assumed in the Curtainwall design as given by this trade contractor for adjacent work are as follows:

               Slab in/out    +\- 1 1/2"
               Slab up/down   +\-1"
               Curb in/out    +=1"
               Curb up/down   +0",-1"
               Steel in/out   +0",-2"
               Steel up/down  +2",-0"

     10. All slab edges and structural steel that abuts the work of this contractor must be surveyed by this contractor prior to installation of the Curtainwall work. Any discrepancies from allowed tolerances must be reported to Swiss Re Investors, Inc., who will direct the appropriate contractor to correct same. This subcontractor has included as survey of the slab edge prior to commencing the erection of the Curtainwall and shall promptly report any areas out of acceptable tolerances as listed above.

     11. Furnish and Install the complete support system required for the Curtainwall, including erection hardware, embedded items (including additional rebar required or support steel, if required), and burning of holes in the slab edge forms for embedded items. Inserts used must be compatible with the structural characteristics of the poured concrete.

     12. If the proposed mullion depth varies from the depth indicated on the contract drawings, this contractor is responsible for the design of connections that will support the mullions. The structural limits of the edge of slab and spandrel beam centerline will not change. Accommodations for interior work must also be accounted for. All such deviations from the contract drawings are subject to the approval of the Architect.

     13. The final sealants where this contractor's work abuts the work of others and within his own work will be completed by this contractor, regardless of which work was installed first. Include all sealant between metal to metal, metal to glass, glass to glass, and metal/glass to dissimilar materials. Provide all trim and closure pieces, shims, as may be required to properly anchor and install the assemblies. All loose flashing for the Curtainwall system (including at the roof soffit) will be furnished and installed by this trade contractor.

     14. This contractor shall submit their design documents to Swiss Re Investors, Inc. for review and approval by the Architect, and in accordance with a schedule agreed upon with Swiss Re Investors, Inc. The Architect's review shall be only for general conformance of this contractor's design with the established design and performance criteria, and with the Architect's design intent. Such review and approval shall not relieve this contractor of his obligation to design and construct the Work in order to meet the design and performance criteria in every respect.

     15. During the Curtainwall engineering submittal stage, this trade contractor is responsible for indicating the quantity and locations of all embedded items and additional support steel. This information is required prior to the procurement of the concrete and structural trades. Failure of this trade contractor to provide this information in a timely manner acceptable to Swiss Re Investors, Inc. and Turner will result in all costs incurred to furnish and install said items to be borne by this trade contractor. All steel and concrete shop drawings will be sent to this trade contractor for verification of exterior wall connection details, locations and imposed loads.

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                      -----------------------------------
                                  CURTAINWALL

16. This trade contractor will submit for approval embed and connection layout drawings indicating all connection details to, and loads imposed on, the building structure. The installation of these items by this subcontractor must be in a timely manner such that the other structural trades are not delayed. All embedded items must be hot dipped galvanized.

17. This contractor shall work closely with Architect, through Turner, at points of juncture with other materials or contractors to develop compatible details within the conceptual and engineering parameters of the project.

18. This contractor is responsible for the layout of his work. Swiss Re Investors, Inc. will supply a perimeter control line and a benchmark on each floor.

19. This contractor is responsible for all testing required by the contract documents. This shall include full cooperation with the Owner's testing agency for any testing to be done on site. The onsite tests shall be limited to three (3) tests according to AAMA 501.2. Any retests resulting from failure will be at this trade contractors expense.

20. This contractor shall provide a dedicated project manager on site for the duration of the Curtainwall work, and his foremen shall carry walkie-talkie radios with the same frequency and channel as Turner so as to be available at all times.

21. Unless otherwise directed, this contractor shall install all anchorage attachments prior to the application of sprayed on fireproofing. Should anchorage's be installed afterward, it will be this contractor's responsibility to make the necessary repairs (only if excessive damage occurs to spray on fireproofing), including cleaning and protection. Failure to do so will result in Swiss Re Investors, Inc. performing the work, and backcharging this contractor for all costs incurred.

22. Maintain during exterior Curtainwall construction the perimeter OSHA cabling which will be initially installed by the Structural Steel contractor. The start of maintenance will be after the first pass of sprayed on fireproofing on the particular floor. When your installation is complete in any given area, remove the cables and stanchions and bring them to the ground floor and dispose of in the dumpsters provided by others.

23. This Trade Contractor will be responsible for the work stored on the floors or installed, until acceptance by the Owner/Architect. The exterior portions of the Curtainwall system will be reviewed on a area by area basis upon completion of areas of work. Acceptance of areas will not be made until the system in that particular area is 100% complete (includes copper siding and catwalks). There will be a separate acceptance of the interior side of the Curtainwall on an area by area basis for damage control.

24. Include in your bid out of sequence work normally associated with construction of this type.

25. This trade contractor shall remove all debris resulting from his work to a dumpster provided by Swiss Re Investors, Inc.. RUBBISH REMOVAL FOR THIS WORK WILL BE ON A DAILY BASIS AND SHALL BE MAINTAINED IN A CONDITION AS ACCEPTABLE TO TURNER AND SWISS RE INVESTORS, INC.

26. This contractor is responsible for all electrical requirements and hook-ups which are necessary to perform his work.

** Confidential treatment requested pursuant to Rule 406

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                      -----------------------------------
                                  CURTAINWALL

27. Include construction cleaning of your work, inside and out, to the satisfaction of Turner. This Trade Contractor shall be responsible for removal of all factory stickers, emblems, factory markings etc. All work is to be left in a clean condition upon completion of the work. Final cleaning is by others.

28. In addition to the indemnification required in the Trade Contract, this Trade Contractor shall further hold Swiss Re Investors, Inc. harmless to the same degree for claims arising out of this contractor's errors and omissions in the Curtainwall design documents. Curtainwall contractor shall provide to Swiss Re Investors, Inc. evidence of PROJECT SPECIFIC PROFESSIONAL LIABILITY COVERAGE IN THE MINIMUM AMOUNT OF ** WITH
      NO GREATER THAN A ** DEDUCTIBLE. CONTINUING EVIDENCE OF THE RENEWAL
      OF SUCH COVERAGE MUST ALSO BE PROVIDED, UP UNTIL SUCH DATE AS LEGAL ACTION MAY NO LONGER BE BROUGHT IN ACCORDANCE WITH APPLICABLE STATUTES. Deductibles will be the full responsibility of this contractor.

29. The Trade contractor shall furnish all attic stock as required by the contract documents.

30. This Trade contractor shall furnish and install a mock-up per the contract documents including all calculations, drawings, laboratory fees, chamber preparation, etc. Any/all re-testing fees as a result of whole or partial failure of any components shall be borne by this trade contractor. It is agreed that this mock up is not for any specific aesthetic purposes.

31. All fasteners to aluminum components in potentially wetted areas shall be stainless steel. All fasteners to copper will be hard grade copper alloy and copper cleats as specified.

32. As discussed in length at the pre-award meetings, the terrain is somewhat difficult in various locations on the site. Limited perimeter access will be available at some locations. This Trade contractor is aware of the existing terrain conditions and hereby acknowledges that it has included all costs associated with these site conditions in the base contract price.

33. This Trade contractor shall furnish and install all wood blocking and nailers as required within the Curtainwall system.

34. The operable windows shall conform to the applicable industry standard tolerance for air infiltration and not to the tolerances of the Curtainwall itself.

35. This Trade contractor shall provide a Curtainwall system that will maintain the specified minimum one (1) hour fire rating.

36.   Deleted.

37. As discussed in the pre-award meetings, this Trade contractor is aware the design consultants will be revising the panic hardware on the doors which will allow for the intended door profile. This Trade contractor has included both the hardware for these doors as well as the intended door profile as desired by the design consultants.

38. All structural members of the Curtainwall system shall be a minimum of 3mm as specified in the contract documents. Any non-structural component of the system which is not to the minimum 3mm thickness will be subject to the review and acceptance by the design consultants prior to fabrication.

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                      -----------------------------------
                                  CURTAINWALL

39. This trade contractor has included three (3) leave out areas in the Curtainwall system from top to bottom of the building, minimum 20' wide as directed by the construction manager prior to fabrication. Any additional leave out areas that may be required should reference the unit price section of the additional provisions.

40. As discussed in the pre-award meetings with Adamson Associates, Israel Berger, RWG, Turner, this trade contractor shall incorporate specific design details discussed and agreed to between all parties as indicated on preliminary drawings and sketches submitted by this trade contractor. These drawings and sketches were modified during this process to more closely reflect the intentions of the design consultants and such modifications shall also be incorporated into this base contract price. For purposes of design intent the following are documents are Referenced and part of this agreement:

      1.) FCAM Drawing SK-1 Revision A "Contract Document" dated 04/17/97
      2.) FCAM Drawing SK-2 Revision B "Contract Document" dated 04/17/97
      3.) FCAM Drawing SK-3 Revision A "Contract Document" dated 04/17/97
      4.) FCAM Drawing SK-4 Revision A "Contract Document" dated 04/17/97
      5.) FCAM Drawing SK-5 Revision A "Contract Document" dated 04/17/97
      6.) Adamson Associates Letter to Tony Riggi dated 04/22/97 - ATTACHMENT
          'H'
      7.) Adamson Associates Letter to Tony Riggi dated 04/22/97 - ATTACHMENT
          'H'

41. As discussed in the pre-award meetings, reglazing from the interior will be possible with minor removals from adjacent interior finish trades (ceilings, blinds, blind pockets).

42. This trade contractor acknowledges that the proposed Curtainwall system (stick system) has a large quantity of field applied seals. This issue was discussed at the pre award meetings in great detail. The majority of the concerns regarded the ability to make good seals in cold and wet weather conditions. The sealing activity will be monitored heavily and seals must not be completed if conditions do not permit proper installation according to the specifications. In the event that weather limitations prevent the ability to complete field seals according to the progress schedule, this trade contractor will take all necessary actions to assure that the Curtainwall milestone dates a upheld at its sole cost.

43. This trade contractor shall furnish and install all insulation as indicated in the contract documents, including mullion wrapping.

44. This trade contractor shall furnish and install a firestop/smoke seal that is acceptable to the contract documents and the design consultants.

45. This trade contractor shall be responsible to work out the detail with the design consultants to provide a seal continuity/flashing detail between the Curtainwall system and the roof as discussed at the pre-bid meetings. The detail should allow for movement. All costs associated with same are included in the base contract price.

46. This trade contractor has include all costs to provide ventilation/drainage (perforations) of the soffit which are shown on the contract documents.

47. This trade contractor has included all horizontal tubes/support at the catwalk as aluminum.

48. This trade contractor has include all costs to provide protective material (peel off) on the interior sill and vertical mullions (to be removed by others).

** Confidential treatment requested pursuant to Rule 406

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                      -----------------------------------
                                  CURTAINWALL

      49. All manufacturer's warranties and extended warrantees are to be as specified by the contract documents.

      50. This trade contractor shall incorporate all cut-outs required as determined by others ands noted on the approved or approved as noted shop drawings for the Curtainwall.

      51. The schedule is predicated on a two (2) week turnaround on this trade contractors submittals after submission. This is also predicated on a reasonable submittal package that can be turned around in this timeframe (i.e., not 150 drawings all at once!)

D.    EXCLUSIONS:

            1.    Soffits at the main entrance, loading dock, and cafeteria.

            2.    Stone at foundation walls.

            3. Entrances and storefronts. Specifically, at the front of the building, all work from column line 8 to 13 (except the aluminum soffit), and at the rear from 8 to 13 at B1 level, and from approximately 9.5 to 11.5 at the entry level and level 2.

            4.    Metal louvers

            5.    Standing seam copper roof

            6.    Gypsum wallboard on metal studs.

            7.    Galvanized steel plate column covers at the loading dock.

            8.    Monorail trolley for the window washing equipment.

            9. Responsibility to guarantee an STC of 40 (assumption made Flour City that the design intent shown will meet the STC-Joints are in question)

            10.   Liquidated damages

            11. Replacement of Glass due to breakage not associated with installation methods or workers of this trade

            12.   Final Cleaning (include cleaning as described above)

            13.   Patching of SOFP (unless determined excessive)

            14. Handicap, security or automatic door equipment or hook-up of the same

            15.   Stone work at bottom of Curtainwall

            16.   Safety Nets or maintaining of same

            17.   Travel expenses for non-employees of FCAM

            18.   Temporary light and power for the project as in Attachment 'E'

E.    ALTERNATE PRICES:
      The following ALTERNATE PRICES shall be valid until 06/30/97 and include all things necessary for a complete installation.

      1. Provide Okalux glass in the transom panel at B1 level, entry level and second floor:
                                                                   ADD: **

      2. Deduct 100% PAYMENT AND PERFORMANCE BONDS:. (Surety must appear on the Current U.S. Treasury Federal Register) Furthermore, the following shall apply:

                                                                 DEDUCT: **

      3. SALES AND USE TAX for materials if project does not become tax exempt.:
                                                                   ADD: **

** Confidential treatment requested pursuant to Rule 406

                      ADDITIONAL PROVISIONS/SCOPE OF WORK
                      -----------------------------------
                                  CURTAINWALL

      4. INSURANCE ADD if owner does not provide Insurance Coverage as stated in Exhibit 'B' of the General Conditions. Minimum insurance limits of ** for General Liability and ** for Auto shall be in accordance with provided with designates as required as Additional Insured.
                                                                   ADD: **

      5.    Delete convector covers in their entirety from the base bid.:

                                                                 DEDUCT: **

      6.    Remove 1 hour fire rating requirement from the exterior wall.

                                                                 DEDUCT: **

F.    UNIT PRICES
      The following UNIT PRICES shall be valid for the typical Curtainwall system presently shown in Trade Contractors scope of work for the life of the project and include all things necessary for a complete installation.

      1.    Aluminum Framing......................................: **

      2.    Standard Glass........................................: **

      3.    Okalux Glass..........................................: **

      4.    Copper Siding.......................................... **

      5.    Convector Cover........................................ **

      6.    Complete Curtainwall System............................ **

      7.    Standard Glass-Replacement Glass-Large Lite............ **

      8.    Standard Glass-Replacement Glass-Small Lite............ **

      9.    Okalux Glass-Replacement Glass......................... **

      10.   Additional leave out (top/bottom 20' wide)............. **

** Confidential treatment requested pursuant to Rule 406

                                   RIDER 'A'

                             REVISED CONTRACT TERMS

1.) ADDITIONAL PROVISION PAGE 2 OF 10: The allowable combined percentage mark-up for overhead and profit on direct costs of changes when work is performed by the Trade Contractor shall be **. This same percentage shall be allowed for any changes performed by Sub-trade contractors and ** may be added by the trade contractor to the Sub-trade contractor's estimate. The total on all tiers shall not exceed ** in the aggregate.

      In the case of change orders involving deletions for the work or other cost savings, the deductions from the Contract Sum shall be at ** and shall include an additional deduction of ** for general conditions and ** for profit. Markups shall be applied to the total net value of any change or group of changes.

2.) TRADE CONTRACT PARAGRAPH #14: 1ST SENTENCE ...as will insure the proper matching and fitting of the work covered by this agreement with contiguous work. This Trade Contractor will be responsible to measuring contiguous work as it relates to performing a survey of the existing slab edge prior to field erection as well as layout for embeds. All other dimensions will be fabricated from approved FCAM shop drawings and/or contract documents.

3.) G/C PARAGRAPH 3.5.3 AND 4.4: The intent of these paragraphs remains the same. It is understood that all major coordination will take place in the presence of either The Construction Manager and/or the Project Manager. Any unresolvable disputes will be decided by the Construction Manager and/or the Project Manager.

4.) G/C PARAGRAPH 5.3.1 AND 5.3.2: The intent of these paragraphs remain the same. It is understood that no schedule revision affecting the work of this trade will take place without mutual agreement of this trade contractor. Any schedule acceleration or delay is subject to review and may result in a change order for time and cost adjustments.

5.) G/C PARAGRAPH 8.3.3: Insert "commence to remedy" after, If the trade Contractor does not... in the 1st sentence.

6.) The Trade Contractor will have the ability to invoice and be paid with proper documentation required by Swiss Re Investors, Inc. for engineering, on and off site stored materials with the proper paper work required by Swiss Re Investors, Inc. This trade Contractor will not be allowed to bill for any mobilization costs or raw stock.

7.) G/C PARAGRAPH 10.2.1: ...The Owner, in its desecration, may not require additional retainage after ** of the trade contractors work is completed. This is modified to read; ...After ** of the work is complete, the Owner, will not require additional retainage unless in its sole desecration, it feels that the trade contractor is not current to the construction schedule and/or has not produced work to an acceptable level of quality.

8.) G/C PARAGRAPH 10.3.1 AND 10.3.2:-Final payment is to made no later than ** after date of Certificate of Final Completion.

9.) Swiss Re Investors, Inc. reserves the right to terminate this Agreement pending formal closing pertaining to the sale of the land associated with this project in writing in a format acceptable to Swiss Re Investors, Inc. by 06/04/97. If this the sale of the property is not complete by this date Swiss Re Investors, Inc. reserves the right to terminate this agreement with the following liabilities:

            ** MOCK-UP ENGINEERING
            ** DIES
            ** PAYMENT AND PERFORMANCE BOND
            ** NOT TO EXCEED

      In such an event, Swiss Re Investors shall only have liability to the this Trade Contractor for Actual costs spent for the above items plus ** OH&P not to exceed **. Swiss Re Investors, Inc. shall have no liability to make payments for other work performed by the Subcontractor not specifically listed above, if any, or for anticipated profits.

** Confidential treatment requested pursuant to Rule 406

10.)  This contract is expressly contingent upon:

      1.) On or before June 6, 1997 Swiss Re Investors, Inc. receipt of certified financial statements of Flour City which are satisfactory to Swiss Re Investors, Inc.; and

      2.) On or before May 23, 1997 Swiss Re Investors, Inc. receipt of reinsurance satisfactory to Swiss Re Investors, Inc. in the total amount of ** of the surety bond executed by ** on behalf of Flour City.

                                 ATTACHMENT "A"

SWISS RE AMERICA U.S. HEADQUARTERS                                        TURNER
      North Castle, NY                                                 10-Mar-97

      BID PACKAGE NO. 1 DRAWING LIST

DRAWING NO. TITLE                               DATE        REV NO.     REV DATE

08900       Curtain Wall                         3/7/97

A1.02       Site Plan                           2/27/97        2         3/7/97
A2.01       Key Plans B1 & B2 Level              1/3/97        2         3/7/97
A2.02       Key Plans Entry & 2nd Level          1/3/97        2         3/7/97
A2.03       Key Plans 3rd & Roof Level           1/3/97        2         3/7/97
A2.04       Plan-B2 Level (West)                 1/3/97        2         3/7/97
A2.07       Plan-B1 Level (West)                 1/3/97        2         3/7/97
A2.08       Plan-B1 Level (Center)               1/3/97        3         3/7/97
A2.09       Plan-B1 Level (East)                 1/2/97        3         3/7/97
A2.10       Plan-Entry Level (West)            12/19/96        2         3/7/97
A2.11       Plan-Entry Level (Center)          12/19/96        2         3/7/97
A2.12       Plan-Entry Level (East)            12/19/96        2         3/7/97
A2.13       Plan-Level 2 (West)                  1/7/97        2         3/7/97
A2.14       Plan-Level 2 (Center)                1/7/97        2         3/7/97
A2.15       Plan-Level 2 (East)                  1/7/97        2         3/7/97
A2.16       Plan-Level 3 (West)                  1/7/97        2         3/7/97
A2.17       Plan-Level 3 (Center)                1/7/97        2         3/7/97
A2.18       Plan-Level 3 (East)                  1/7/97        2         3/7/97
A2.19       Plan-Roof (West)                     1/7/97        2         3/7/97
A2.20       Plan-Roof (Center)                   1/7/97        2         3/7/97
A2.21       Plan-Roof (East)                     1/7/97        2         3/7/97
A3.10       Plan Details - Exterior Wall        2/19/97        2         3/7/97
A4.01       Building Elevations North           1/15/97        3         3/7/97
A4.02       Building Elevations North & West    1/15/97        3         3/7/97
A4.03       Building Elevations South           1/15/97        3         3/7/97
A4.04       Building Elevations South & East    1/15/97        3         3/7/97
A4.05       Building Section/Partial Elevation  1/20/97        3         3/7/97
A4.06       Building Section/Partial Elevation  1/20/97        3         3/7/97
A4.08       Building Section                    1/29/97        3         3/7/97
A4.09       Building Section                    1/29/97        3         3/7/97
A4.10       Building Section                     2/4/97        3         3/7/97
A5.01       Curtainwall Details                 2/10/97        2         3/7/97
A5.02       Curtain Wall Details                 2/6/97        3         3/7/97
A5.03       Curtainwall Details                 2/21/97        2         3/7/97
A5.04       Curtainwall Details                 2/28/97        2         3/7/97

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


128                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
  1  Design Development                                       **         **           **    |
 45                                                                                         |
 46  Working Drawings - Core & Shell                          **         **           **    |
 50  Early Packages                                           **         **           **    |
 51    Bid Pkg #1: Curtain Wall                               **         **           **    |
 52    Bid Pkg #2: Site Work                                  **         **           **    |
 53    Bid Pkg #3: Str. Steel & Deck                          **         **           **    |  [CHART]
 54    Bid Pkg #4: Concrete                                   **         **           **    |
 55    Bid Pkg #5: Design / Build Garage                      **         **           **    |
 56    Produce Remaining Bid Documents                        **         **           **    |
 57  Working Documents - Fit-Out                              **         **           **    |
 58    Prepare 100% CD's                                      **         **           **    |
 59                                                                                         |
 60  Bid & Award Trade Contracts                              **         **           **    |
 61    Bid & Award Curtain Wall                               **         **           **    |
 62    Bid & Award Site Work (Excavation & Utilities)         **         **           **    |
 63    Bid & Award Steel                                      **         **           **    |
 64    Bid & Award Concrete                                   **         **           **    |
 65    Bid & Award Design / Build Garage                      **         **           **    |
 66    Bid Remaining Core & Shell Trades                      **         **           **    |
 67    Bid Fit-Out Work                                       **         **           **    |
 68                                                                                         |
 69  Local Reviews & Approvals                                **         **           **    |
                                                                                            |

--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


228                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
 70   P&Z                                                     **         **           **    |
 89   FAA Application                                         **         **           **    |
 90   Apply for Site Permit                                   **         **           **    |
 91   Receive Site Permit                                     **         **           **    |
 92   Apply for Foundation Permit                             **         **           **    |
 93   Receive Foundation Permit                               **         **           **    |
 94   Apply for Building Permit                               **         **           **    |
 95   Receive Building Permit                                 **         **           **    |  [CHART]
 96                                                                                         |
 97 Ground Breaking CEREMONY                                  **         **           **    |
 98                                                                                         |
 99 Construction                                              **         **           **    |
100   Site Work                                               **         **           **    |
101                                                                                         |
102      Erosion Control & Site Logistics Prep - CREW 1       **         **           **    |
103        Survey & Layout                                    **         **           **    |
104        Tag Trees                                          **         **           **    |
105        Temporary Parking Lot                              **         **           **    |
106        Erosion Control Program                            **         **           **    |
107        Protect Trees                                      **         **           **    |
108        DEP Requirements                                   **         **           **    |
109                                                                                         |
110      Building Footprint                                   **         **           **    |
                                                                                            |

--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


328                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
111      Clear and Grub                                       **         **           **    |
112      Cut and Fill - SEE LINE 219                          **         **           **    |
113                                                                                         |
114    Service Road                                           **         **           **    |
115      Clear and Grub                                       **         **           **    |
116      Cut and Fill                                         **         **           **    |
117      Subbase Installation                                 **         **           **    |
118      Curbing                                              **         **           **    |  [CHART]
119      Asphalt Binder Course                                **         **           **    |
120      Final Top Asphalt                                    **         **           **    |
121      Striping                                             **         **           **    |
122      Topsoil                                              **         **           **    |
123      Seed and Stabilize                                   **         **           **    |
124                                                                                         |
125    Main Road - Bldg to Service                            **         **           **    |
126      Clear and Grub                                       **         **           **    |
127      Cut and Fill                                         **         **           **    |
128      Subbase Installation                                 **         **           **    |
129      Curbing                                              **         **           **    |
130      Asphalt Binder Course                                **         **           **    |
131      Final Top Asphalt                                    **         **           **    |
132      Striping                                             **         **           **    |
133      Topsoil                                              **         **           **    |
                                                                                            |

--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


428                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
134      Seed and Stabilize                                   **         **           **    |
135                                                                                         |
136    Main Road - Service to Rte 120 - CREW 2                **         **           **    |
137      Clear and Grub                                       **         **           **    |
138      Cut and Fill                                         **         **           **    |
139      Subbase Installation                                 **         **           **    |
140      Curbing                                              **         **           **    |  [CHART]
141      Asphalt Binder Course                                **         **           **    |
142      Final Top Asphalt                                    **         **           **    |
143      Striping                                             **         **           **    |
144      Topsoil                                              **         **           **    |
145      Seed and Stabilize                                   **         **           **    |
146                                                                                         |
147    Loading Dock Area                                      **         **           **    |
148      Clear and Grub                                       **         **           **    |
149      Cut and Fill                                         **         **           **    |
150      Subbase Installation                                 **         **           **    |
151      Curbing                                              **         **           **    |
152      Asphalt Binder Course                                **         **           **    |
153      Final Top Asphalt                                    **         **           **    |
154      Striping                                             **         **           **    |
155      Topsoil                                              **         **           **    |
156      Seed and Stabilize                                   **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


528                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
157                                                                                         |
158    Fire Lane                                              **         **           **    |
159      Clear and Grub                                       **         **           **    |
160      Cut and Fill                                         **         **           **    |
161      Subbase Installation                                 **         **           **    |
162      Curbing                                              **         **           **    |
163      Grass Paver                                          **         **           **    |
164      Topsoil                                              **         **           **    |
165      Seed and Stabilize                                   **         **           **    |
166                                                                                         |
167    Garage                                                 **         **           **    |  [CHART]
168      Clear and Grub                                       **         **           **    |
169      Line Drilling                                        **         **           **    |
170      Rock Blasting                                        **         **           **    |
171      Excavation                                           **         **           **    |
172      Rock anchors                                         **         **           **    |
173      Foundations                                          **         **           **    |
174      Outfall Netting                                      **         **           **    |
175      Perimeter Protection Wall/Fencing                    **         **           **    |
176                                                                                         |
177    Site Utilities                                         **         **           **    |
178      Storm Drainage                                       **         **           **    |
179      Sanitary Service                                     **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


628                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
180      Electrical & Telephone Ductbanks                     **         **           **    |
181      Domestic Water from wells                            **         **           **    |
182      Fire Service                                         **         **           **    |
183      Site Lighting                                        **         **           **    |
184      Light Pole Bases                                     **         **           **    |
185                                                                                         |
186    Site Improvements                                      **         **           **    |
187    Sidewalks                                              **         **           **    |
188    Main Entrance Stairs                                   **         **           **    |
189      Excavation                                           **         **           **    |  [CHART]
190      Footings/Walls                                       **         **           **    |
191      Backfill                                             **         **           **    |
192      Subbase Installation                                 **         **           **    |
193      Stone                                                **         **           **    |
194    Stone @ Walkway Subbase                                **         **           **    |
195      Excavation                                           **         **           **    |
196      Footings/Walls                                       **         **           **    |
197      Backfill                                             **         **           **    |
198      Subbase Installation                                 **         **           **    |
199      Stone                                                **         **           **    |
200                                                                                         |
201    Pumphouse & Cooling Tower                              **         **           **    |
202      Footings/Walls                                       **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


728                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
203      Backfill                                             **         **           **    |
204      Excavate for MEP                                     **         **           **    |
205      Install MEP                                          **         **           **    |
206      Backfill                                             **         **           **    |
207                                                                                         |
208    Remove Construction Parking / RESEED                   **         **           **    |
209    Landscaping                                            **         **           **    |
210      Final Topsoil                                        **         **           **    |
211      Fall Planting 1998                                   **         **           **    |
212      Seeding/Sod                                          **         **           **    |
213      Flagpole work                                        **         **           **    |
214                                                                                         |
215  Headquarters                                             **         **           **    |  [CHART]
216    BUILDING EXCAVATION & FOUNDATIONS                      **         **           **    |
217      PHASE A                                              **         **           **    |
218        PHASE A ROCK BLASTING                              **         **           **    |
219        PHASE A EXCAVATE                                   **         **           **    |
220        PHASE A ROCK ANCHORS                               **         **           **    |
221        PHASE A FOOTINGS                                   **         **           **    |
222        PHASE A FOUNDATION WALLS                           **         **           **    |
223        PHASE A WATERPROOFING                              **         **           **    |
224        PHASE A BACKFILL                                   **         **           **    |
225        ELEVATOR JACKHOLE                                  **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


828                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
226          MEP UNDERGROUND                                  **         **           **    |
227          SUBBASE                                          **         **           **    |
228          SLAB-ON GRADE                                    **         **           **    |
229                                                                                         |
230        PHASE B                                            **         **           **    |
231          PHASE B ROCK BLASTING                            **         **           **    |
232          PHASE B EXCAVATE                                 **         **           **    |
233          PHASE B ROCK ANCHORS                             **         **           **    |
234          PHASE B FOOTINGS                                 **         **           **    |
235          PHASE B FOUNDATION WALLS                         **         **           **    |
236          PHASE B WATERPROOFING                            **         **           **    |
237          PHASE B BACKFILL                                 **         **           **    |
238          ELEVATOR JACKHOLE                                **         **           **    |  [CHART]
239          MEP UNDERGROUND                                  **         **           **    |
240          SUBBASE                                          **         **           **    |
241          SLAB-ON GRADE                                    **         **           **    |
242                                                                                         |
243        PHASE C                                            **         **           **    |
244          PHASE C ROCK BLASTING                            **         **           **    |
245          PHASE C EXCAVATE                                 **         **           **    |
246          PHASE C ROCK ANCHORS                             **         **           **    |
247          PHASE C FOOTINGS                                 **         **           **    |
248          PHASE C FOUNDATION WALLS                         **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


928                      Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
249            PHASE C WATERPROOFING                          **         **           **    |
250            PHASE C BACKFILL                               **         **           **    |
251            ELEVATOR JACKHOLE                              **         **           **    |
252            MEP UNDERGROUND                                **         **           **    |
253            SUBBASE                                        **         **           **    |
254            SLAB-ON GRADE                                  **         **           **    |
255                                                                                         |
256        Superstructure                                     **         **           **    |
257          Lead Time Structural Steel                       **         **           **    |
258            Award Subcontract                              **         **           **    |
259            Shop Drawings                                  **         **           **    |
260            Formal Mill Order                              **         **           **    |
261            Fabricate 1st 40% of project                   **         **           **    |  [CHART]
262            START STEEL ERECTION                           **         **           **    |
263          Steel / Deck Erection                            **         **           **    |
264          Fill on Metal Deck                               **         **           **    |
265          SOFP                                             **         **           **    |
266        Envelope                                           **         **           **    |
267          Prepare & Test CW Mock-up                        **         **           **    |
268            Mock-Up Shop Drawings & Approval               **         **           **    |
269            Fabricate Mock-Up                              **         **           **    |
270            Erect Mock-Up @ Test Facility                  **         **           **    |
271            Test Mock-Up                                   **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


1028                     Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
272          Approval/Release Mock-Up                         **         **           **    |
273        Fabricate Curtainwall                              **         **           **    |
274          Complete Shop Drawings                           **         **           **    |
275          Review & Approve Shop Drawings                   **         **           **    |
276          Release Custom Extrusions                        **         **           **    |
277          Embed Installation                               **         **           **    |
278          Fabricate Extrusions                             **         **           **    |
279          Release Glass                                    **         **           **    |
280          Fabricate Glass                                  **         **           **    |
281        Erect Curtain Wall                                 **         **           **    |
282          PHASE A                                          **         **           **    |
283            BUILDING READY PRE-RECTION P                   **         **           **    |
284            MULLIONS & BACKPANS                            **         **           **    |  [CHART]
285            CATWALKS                                       **         **           **    |
286            INSTALL COPPER                                 **         **           **    |
287            WATERTIGHT                                     **         **           **    |
288          PHASE B                                          **         **           **    |
289            BUILDING READY PHASE B                         **         **           **    |
290            MULLIONS & BACKPANS                            **         **           **    |
291            CATWALKS                                       **         **           **    |
292            INSTALL COPPER                                 **         **           **    |
293            WATERTIGHT                                     **         **           **    |
294          PHASE C                                          **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


1128                     Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
295            BUILDING READY PHASE C                         **         **           **    |
296            MULLIONS & BACKPANS                            **         **           **    |
297            CATWALKS                                       **         **           **    |
298            INSTALL COPPER                                 **         **           **    |
299            WATERTIGHT                                     **         **           **    |
300          CURTAINWALL SUBSTANTIAL COMP                     **         **           **    |
301          Lobby / Entrance Systems                         **         **           **    |
302        Roofing                                            **         **           **    |
303          Insul Bd & Membrane Roofing                      **         **           **    |
304          Metal Roofing                                    **         **           **    |
305        Final Building Water Tight                         **         **           **    |
306      Interior Finishes                                    **         **           **    |
307        Stud Core Partitions                               **         **           **    |  [CHART]
308        Sheetrock Core Partitions                          **         **           **    |
309        Toilet Room Tile & Stone Work                      **         **           **    |
310        Core Ceilings                                      **         **           **    |
311      Vertical Transportation                              **         **           **    |
312        Elevators                                          **         **           **    |
313      Fire Protection                                      **         **           **    |
314        Fire Protection Risers/Distribution                **         **           **    |
315        Fire Protection Drops/Heads                        **         **           **    |
316      Mechanical & Plumbing                                **         **           **    |
317        Plumbing Risers/Distribution                       **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


1228                     Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
318        Toilet Roughing                                    **         **           **    |
319        Toilet Fixtures                                    **         **           **    |
320        Ductwork Risers                                    **         **           **    |
321        MEP - Equipment/Plant                              **         **           **    |
322        Temperature Controls/Balancing                     **         **           **    |
323        Commissioning                                      **         **           **    |
324      Electrical                                           **         **           **    |
325        Electrical Feeders                                 **         **           **    |
326        Electrical Distribution                            **         **           **    |
327        Fire Alarm System                                  **         **           **    |
328      Access Flooring                                      **         **           **    |
329      Main Lobby                                           **         **           **    |
330                                                                                         |  [CHART]
331      Fit-Out                                              **         **           **    |
332        Partitions - Framing                               **         **           **    |
333        Partitions Sheetrock                               **         **           **    |
334        Ductwork Mains                                     **         **           **    |
335        Branch Ducts                                       **         **           **    |
336        Ceiling Grid                                       **         **           **    |
337        RGD's                                              **         **           **    |
338        Lighting Fixtures                                  **         **           **    |
339        Ceiling Pads                                       **         **           **    |
340        Painting                                           **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


1328                     Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
341        Flooring                                           **         **           **    |
342        Wiring/Devices                                     **         **           **    |
343        Specialties                                        **         **           **    |
344          Kitchen Fit-out-Equipment/MEP                    **         **           **    |
345          Fitness Center                                   **         **           **    |
346          Furniture Systems                                **         **           **    |
347          Executive Area                                   **         **           **    |
348          Conference Center                                **         **           **    |
349          Audio Visual Systems                             **         **           **    |
350          Dining Room / Servery                            **         **           **    |
351          Communications                                   **         **           **    |
352            Phone & Data Systems                           **         **           **    |
353                                                                                         |  [CHART]
354     Punch List                                            **         **           **    |
355     Substantial Completion/Inspections & Approval         **         **           **    |
356     Final Completion                                      **         **           **    |
357                                                                                         |
358   Parking Garage                                          **         **           **    |
359     Foundations/Excavation/Rock                           **         **           **    |
360     MEP UndergroundFinish at Grade                        **         **           **    |
361     Winter Season Factor                                  **         **           **    |
362     Parking Structure/Stairs                              **         **           **    |
363     Exterior/Caulking/Sealants                            **         **           **    |


--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


1428                     Swiss Re America Headquarters             REVISION NO 1
                             CONSTRUCTION SCHEDULE          Curtainwall Contract
                                                            Sitework Bid package

------------------------------------------------------------------------------------------- |
 ID  Task Name                                               Dur.      Start        Finish  |
------------------------------------------------------------------------------------------- |
                                                                                            |
                                                                                            |
364       MEP Distribution/Fixtures                           **         **           **    |
365       Finishwork                                          **         **           **    |
366       Clean-up and Stripping                              **         **           **    |
367       Substantial Completion                              **         **           **    | [CHART]
368                                                                                         |
369  Owner Activities                                         **         **           **    |
370    FF&E                                                   **         **           **    |
371    MOVE-IN                                                **         **           **    |

--------------------------------------------------------------------------------
                          Turner Construction Company                    5/16/97
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

                                 Attachment "B"


  FCAM Schedule (5/12/97) As Revised Works in Conjunction with Turner Schedule dated 5/16/97,
--------------------------------------------------------------------------------
Flour City Architectural Metals - Curtainwall Design & Construction Schedule
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------- |
 ID  Task Name                                            Duration      Start          Finish   |
----------------------------------------------------------------------------------------------- |
                                                                                                |
                                                                                                |
 1  Curtainwall Subcontract Work                             **           **             **     |
 2    Subcontract Award                                      **           **             **     |
 3                                                                                              |
 4    Mockup                                                 **           **             **     |
 5      Design Shapes, prep & subm                           **           **             **     |
 6      Milestone: Design Shapes, submit                     **           **             **     |
 7      Design Shapes, approve & return                      **           **             **     |
 8      Shop Drawings, prep & 1st subm                       **           **             **     |
 9      Milestone: Mockup shop drwgs, submit                 **           **             **     |
10      Shop Drawings, approve & return                      **           **             **     |
11      Shop Drawings, record set                            **           **             **     |
12      Die drawings, construction & samples                 **           **             **     |
13      BM's & Listing                                       **           **             **     |
14      Material Submittals                                  **           **             **     |
15      Glass Procurement                                    **           **             **     |  [CHART]
16      Material Procurement                                 **           **             **     |
17      Fabrication & Subassembly                            **           **             **     |
18      Ship, Erect, Glaze & Pretest                         **           **             **     |
19      Milestone: Mockup erected, ready for test            **           **             **     |
20      Formal Testing                                       **           **             **     |
21                                                                                              |
22    Project                                                **           **             **     |
23      Shop Drawings, 1st area, prep & subm                 **           **             **     |
24      Shop Drawings, 1st area, appr & return               **           **             **     |
25      Shop Drawings, 1st area, record set                  **           **             **     |
26      Shop Drawings, 2nd area, prep & subm                 **           **             **     |
27      Shop Drawings, 2nd area, appr & return               **           **             **     |
28      Shop Drawings, 2nd area, record set                  **           **             **     |
29      Die Drawings, construction & samples                 **           **             **     |

--------------------------------------------------------------------------------
Project: Swiss Re America Headquarters                           [CHART SYMBOLS]
Date: May 12 '97
--------------------------------------------------------------------------------
                                     Page 1
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406


                                 Attachment "B"

--------------------------------------------------------------------------------
Flour City Architectural Metals - Curtainwall Design & Construction Schedule
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------- |
 ID  Task Name                                            Duration      Start          Finish   |
----------------------------------------------------------------------------------------------- |
                                                                                                |
                                                                                                |
30      BM's & Listing, 1st area                             **           **             **     |
31      BM's & Listing, 2nd area                             **           **             **     |
32      Embed Installation                                   **           **             **     |
33      Material Procurement                                 **           **             **     |
34      Glass Procurement                                    **           **             **     |
35      Fabrication & Subassembly                            **           **             **     |
36      Pre-erection field work (building ready)             **           **             **     |
37      Milestone: Begin erection of wall panels             **           **             **     |
38      Erect & Glaze Curtainwall                            **           **             **     |
39      Milestone: Curtainwall dried-in                      **           **             **     |
40      Milestone: Curtainwall substant complete             **           **             **     |
41      Installation Copper Cladding & Seal                  **           **             **     |
42      Milestone: Copper siding substant compl              **           **             **     |
43      Catwalk Installation                                 **           **             **     |
44                                                                                              |  [CHART]
45  Scheduling Assumptions:                                  **           **             **     |
46    1. two wk total appr'l turn around on submittals       **           **             **     |
47    2. approved or approved as noted after 1st             **           **             **     |
48       submittal to release material production            **           **             **     |
49    3. 2nd subm for record only                            **           **             **     |
50    4. RFI response within 48 hours                        **           **             **     |
51                                                           **           **             **     |
52    6. TCCO provide Architect Autocad files to             **           **             **     |
53       FCAM by June 16, 1997                               **           **             **     |
54    7. Applicable half of building structures shall be       or Phase "A"                     |
55       ready for FCAM work by Jan 14, 1998.                **           **             **     |
56    8. Schedule for field work does not include              Storm, Snow Related Only         |
57       weather delays; add day for day.                    **           **             **     |
58    8. Punchlist work not included in above.               **           **             **     |

--------------------------------------------------------------------------------
Project: Swiss Re America Headquarters                           [CHART SYMBOLS]
Date: May 12 '97
--------------------------------------------------------------------------------
                                     Page 2
--------------------------------------------------------------------------------

                                 ATTACHMENT "C"

MARCH 19, 1997                                                  SWISS RE AMERICA
                                                                NORTH CASTLE, NY

            SPECIAL PROVISIONS FOR ALL TRADE CONTRACTORS AND VENDORS

1.   GENERAL REQUIREMENTS

     1.1 These Special Provisions are in addition to the Plans, Specifications and other contract Documents. In cases of contradictions, the more stringent requirement shall apply.

     1.2 Each Trade Contractor is expected to be experienced and familiar with the requirements and conditions encountered during typical building construction and familiar with the conditions encountered in the necessary performance of "out of sequence work". This terminology shall include "comeback", but is not limited to work that may be necessary for the removal of hoists, plant, temporary wire and piping, protection, etc. It shall also include a normal amount of "comeback" to complete work on each level or location. "Out of sequence" work shall include phasing of the construction cycle to accommodate the installation of the work of all Trade Contractors in a logical and orderly fashion.

     1.3 It is understood that the firm lump sum proposal submitted shall be in strict accordance with plans, specifications and other Contract Documents. Substitutions will not be allowed unless specifically outlined in the proposal and accepted by the Architect and Owner at the time of award.

     1.4 The lump sum price shall be firm for the life of the project and includes all escalation costs.

     1.5 Except for the basic building permit, the Trade Contractor's lump sum price shall include all permits, fees, inspections, sign-offs, and approvals applicable to their work whether temporary or permanent. This includes costs for securing and maintaining for the life of the project all permits, Professional Engineer licensing, connection fees, etc., applicable to their work as well as any permits to be issued as required for the contract work. This may also include permits for off-hours work. Originals of all permits are to be furnished to the Owner prior to commencement of this work.

     1.6 The Trade Contractor is to submit with his bid, a list of names and titles of the authorized person or persons representing the company and responsible for management and/or field operation.

     1.7 The Trade Contractor must have site supervision with a beeper or cellular phone for access while his work or the work of his Subcontractors is in progress. The Trade Contractor shall not use Turner's field office phone except during emergencies.

2.   SITE ACCESS/CONTRACTORS USE OF PREMISES

     2.1 All Trade Contractors are to strictly instill in the manpower they provide on the job site that there will be no drugs or alcoholic beverages permitted on the premises at any time including lunch. Personnel observed to be intoxicated, or possessing drugs or alcoholic beverages will be dismissed. Proper dress will be enforced. There will be no construction personnel working without proper construction clothing, safety shoes, shirts and hard hats.

     2.2 Storage and delivery of material and equipment at the site shall be permitted only to the extent approved in advance by Turner, and if anything so stored obstructs the progress of any portion of work, it shall be promptly removed or relocated by the Trade Contractor without reimbursement. If not removed or relocated within 24 hours, Turner will do so with its own forces and backcharge the responsible Trade Contractor. In addition, facilities for storage at the site will be limited and it shall be the Trade Contractor's responsibility to make whatever arrangements may be necessary for offsite storage to insure proper material availability for maintaining of job progress at no additional cost. If a local storage yard is required, all costs associated with this storage yard including receiving, unloading, storing, shake-out, reloading, and delivery to the site shall be this Trade Contractor's cost. This Trade Contractor will be assigned specific real estate on the site to execute your work. However, the site cannot be used as a prefab shop and all work

                                 ATTACHMENT "C"

MARCH 19, 1997                                                  SWISS RE AMERICA
                                                                NORTH CASTLE, NY

           cannot be delivered to the site at once. Should your material impede the work of other trades, you must relocate at your own cost.

     2.3 The Trade Contractor shall assume full responsibility for the protection and safekeeping of products under his contract stored on the site. Protection of finished work, whether stored or in place, until acceptance of the Trade Contractor's work by Turner, Architect/Engineer and Owner shall be furnished, installed, maintained and removed as directed by Turner.

     2.4 No photographs within the limits of construction will be permitted without specific approval of the Owner.

     2.5 There will be limited on-site parking for employees. Cars parked on site are to leave at 4:30 p.m. unless working overtime. Cars/trucks will be towed at the Trade Contractor's expense should this rule not be followed.

     2.6 The Trade Contractor shall protect all existing construction paying particular attention to sidewalks, roadways, pavement, hydrants, signs, fences, erosion controls etc., which are both inside and outside of the construction boundaries. It is the Trade Contractor's responsibility to assure that no damage occurs while moving in or out of the site, hoisting materials, performing utility work, etc. Any damage caused by the Trade Contractor's operations will be repaired by the Trade Contractor at their expense. Should the Trade Contractor fail to repair such damage, Turner will make the required repairs and backcharge the Trade Contractor for the costs, including a 20% management charge.

     2.7 Access to the site is to be in strict accordance with Turner's site logistics plan as listed in the additional provisions. Any exceptions taken or undue restrictions imposed by logistics plan will not be considered after award of subcontract. Trade Contractor shall cooperate with Turner as the logistics plan is updated.

     2.8 All trees, shrubs, wetlands, existing structures and utilities, etc. shall be protected and all work shall be planned, scheduled and laid out to avoid damage. Trade Contractors shall bear the cost of repairing any such damage.

     2.9 Normal work hours for this project shall be from 8:00 A.M. to 4:30 P.M. on all normal trade workdays. If work is required beyond normal work hours; all arrangements in the form of permits, fees, protection, standby trades, temporary facilities (temporary, electric, water, heat) etc., will be the responsibility of the Trade Contractor. Twenty-four hour notice must be given if the Trade Contractor intends to work overtime.

     2.10 Pedestrian and vehicular traffic on adjacent streets shall be maintained at all times. Trade Contractor shall provide flagmen or other personnel as required by local authorities at all times when Trade Contractor's operations are exposed to the public [which may include uniformed Town of North Castle policemen] at this Trade Contractor's expense.

     2.11 Trade Contractor shall limit trucking to Route 120. In addition, Trade Contractor shall notify Turner of any required street closings and make such arrangements with authorities having jurisdiction including permit fees, barricades, policemen, etc.

     2.12 All deliveries shall be scheduled with 48 hours notice. Trade Contractor shall include in its contract price any off-hours deliveries as may be required by nature of the work, schedule or site access.

     2.13 Provide all site fence maintenance and repair resulting from Trade Contractor's work.

3.   CUTTING AND PATCHING

     3.1 Each Trade Contractor shall be responsible for all cutting and patching which may be required in connection with their work. If work is not coordinated and installed at the appropriate time, the Trade Contractor will be responsible for all costs associated with removals, patching, or if required by Architect, replacement of damaged materials. Damage to finished work from the installation of late or faulty work by persons unknown shall be backcharged on a pro-rata basis to Trade Contractors having performed work in the area.

                                 ATTACHMENT "C"

March 19, 1997                                                Swiss Re America
                                                               North Castle, NY

3.2. When patching or repairing new or existing work, Trade Contractor shall employ only workmen skilled in the appropriate trade and the final product shall be as new.

3.3. The trade Contractor shall not cut or alter any completed or installed portion of the Work without the prior written approval of the Owner. Any request by the Trade Contractor for such approval shall be in the form of a submission pursuant to Article 6 of the General Conditions. The submission shall show the nature and extent of the cutting or alteration to be performed and the method of restoration of the cut or altered Work so that the finished Work shall comply in all respects with the Contract Documents. Such submissions shall be approved only if the proposed cutting or alteration (a) is necessary, (b) shall not adversely affect the structural integrity or moisture resistance or watertight integrity, air-tight integrity or design capacity of any element of the Project, (c) shall not require modification of the Contract Documents or change in other items of work, (d) shall not result in a cost disadvantage to the owner, (e) shall be protected by guaranties at least as stringent as those required in the Contract Documents for the Work affected and (f) shall be in conformity with the intent of the Contract Documents.

4.    COORDINATION WITH OTHER TRADE CONTRACTORS

      4.1. The Trade Contractor agrees that he has become familiar with the site, has reviewed the plans and specifications covering the work of his and other trades and thereby accepts responsibility for all necessary coordination of his work with the work or other trades affected. If the Trade Contractor installs any work prior to proper coordination, or in such manner as to cause interference with work of others, they shall arrange for removal of, or arrange for necessary modifications to the work. Any such action is subject to the approval of Turner and shall be at no additional cost to Turner or the Owner.

      4.2 The Trade Contractor shall allow sufficient time to inspect and accept the work of all previous Trade Contractors. Should any discrepancies be discovered, Turner shall be notified in writing sufficiently in advance, but not more than 24 hours after the discrepancy is discovered, so that corrective action can be accomplished without affecting the progress of any Trade Contractor. Start of this Trade Contractor's work shall constitute acceptance of all previous Trade Contractor's work. All cost associated with removal and reinstallation of all work due to noncompliance with the above shall be the responsibility of this Trade Contractor.

5.    ACCOUNTING

      5.1. Monthly application for progress payments shall be made in accordance with the procedure set forth in the General Conditions, in addition a "penciled" copy should be submitted to and reviewed with Turner's field representative 1 week prior to the formal application. All payment applications should include projected work through to the end of the month. Turner reserves the right to revise the above procedure as needs dictate.

      5.2. Trade Contractors furnishing operating systems should note that any reduction in the retention withheld will not be entertained until operating manuals are submitted and approved and other requirements stated in this contract are met in a form acceptable to Turner and the Owner, equipment and systems are operational and the training/turnover period has been completed.

      5.3. Certified payroll is to be provided if required by the Owner as well as subcontracts and purchase orders.

6.    CONSTRUCTION SCHEDULES

      6.1. Progress of the Trade Contractor's work shall meet the Specified Progress of the Project.

      6.2. "Specific Progress" shall be defined as such progress as will maintain the Schedule as set by Turner, precedent and contiguous trades, and such progress as will not delay the Schedule of next dependent trades, all to the entire satisfaction of Turner so as not to delay the completion of the whole or any part of the work. It shall be understood and agreed that the Construction Schedule may be revised from time to time in order to meet project completion date requirement

                                 ATTACHMENT "C"

MARCH 19, 1997                                                 SWISS RE AMERICA
                                                               NORTH CASTLE, NY

      6.3 In the providing of the work as set forth under this Agreement, it is established that time is of the essence. All submittals and or resubmittals shall be made so as to allow ample time to fabricate and deliver applicable materials and equipment as required by the Project Schedule as prepared by Turner's Project Superintendent. All work shall be provided in accordance with this Schedule to the full satisfaction of Turner's Superintendent and so as to fulfill that portion of the obligation of Turner to the Owner as made the responsibility of this Trade Contractor by virtue of this Agreement.

      6.4. Turner and the Trade Contractor shall coordinate schedules with the schedules of the other Trade Contractors. Conflicts among schedules of the various Trade Contractors will be resolved by Turner.

      6.5. The Trade Contractor shall furnish Turner with the following information pertaining to his work within 5 days of Subcontract award. No application for payment will be processed until all information is received:

            6.5.1. Total man-days required to perform the major items of work broken down into meaningful detail as required for planning by Turner.

            6.5.2 Estimated weeks required to complete the work in each of the major areas outlined above. Include crew sizes.

            6.5.3. A schedule which combines both manpower and time requirements.

            6.5.4. A schedule detailing the shop drawings, fabrication sequence and time required for fabrication and delivery of major material and equipment including engineering and approvals.

            6.5.5.  Monthly work in place and cash flow projections.

            6.5.6. All Trade Contractor schedules shall be updated and kept current throughout the Project for review by Turner.

            6.5.7. Submittal schedule for shop drawings, product data, samples, warranties and O&M manuals. Submittals which do not conform to the approved schedule may be subject to delays in processing. Submittal schedules shall indicate engineering time, fabrication time and anticipated date or delivery conforming to Turner's Project Schedule.

            6.5.8. List of vendors and Trade Contractors with a description of their scope for approval regardless of whether such vendors are pre-approved in specification.

      6.6. The Trade Contractor shall be responsible for expediting the fabrication and delivery of its materials and shall coordinate material delivery schedules with Turner. Should, in the opinion of Turner, it become necessary in order to maintain scheduled job progress to supplement the Trade Contractor's expediting efforts, then all costs incurred by Turner will be charged to this Trade Contractor as Turner may elect.

7.    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

      7.1. In addition to requirements of Architect, the Trade Contractor shall submit shop drawings, product data and samples to Turner in accordance with the following:

            7.1.1. Shop drawings - one reproducible transparency and six opaque reproductions.

            7.1.2. Manufacturer's literature including catalog cuts, brochures, charts, test data, any similar information - 7 copies

            7.1.3.  Samples - four of each.

            7.1.4. In the case of the HVAC Trade Contractor, one set of reproducible mylar transparencies shall be required for coordination.

            7.1.5. Turner will retain the architect's commented shop drawing reproducible and return one (1) print and/or one (1) sample to the Trade Contractor.

      7.2. In addition to the requirements of General Conditions Article 6.1.2.b, submittals by the Trade Contractor shall contain:

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          7.2.1.  Applicable standards, such as ASTM, Federal Specification numbers.

          7.2.2.  Identification of deviations from Contract Documents.

          7.2.3. Identification of revisions on resubmittals other than those noted on previous submittals (including changes on shop drawings) is required.

     7.3. It is the responsibility of the Trade Contractors to verify that all submitted shop drawings conform with the requirements of the Contract Document and that all dimensions, conditions and quantities are verified as shown and/or corrected on each submittal; that the submittal is in sufficient detail to serve its intended purpose; and that all previous applicable changes made in the Project by Change Orders and other Turner directives have been properly shown on each submittal affected.

     7.4. On resubmissions of any shop drawings, product data or samples, the Trade Contractors shall make any corrections or changes noted on previous submittals and resubmit as specified for the initial submittal. The Trade Contractor shall be responsible for the delays and costs caused by rejection of submittals due to incorrect shop drawings, samples and manufacturer's data.

     7.5. Samples submitted by the Trade Contractor shall be of sufficient size to illustrate the functional characteristics of their products, with integrally related parts and attachment devices, and the full range of colors, textures, and patterns.

     7.6. The Trade Contractor is responsible for seeing that "Approved" copies of shop drawings bearing the approval of the Architect/Engineer and Owner's Consultants are on the job and being implemented in the field.

     7.7. Where information from one Trade Contractor is required by another before drawings can be made, such as opening locations, etc., that information shall be requested from Turner and/or provided in sufficient time to cause no delay.

     7.8. Any notations or markings on shop drawings made by the Architect/Engineer, which Trade Contractor considers a change shall be immediately brought to the attention of Turner and processed as outlined in the General Conditions. Fabrication or installation prior to such notification shall be at this Trade Contractor's risk.

     7.9. Any deviation from contract Documents must be clearly noted on all submissions and transmittals requesting specific approval. The Architect/Engineer's review of submissions as a whole without such notation shall not constitute approval of any deviation. Any costs (including those from Turner, other Trade Contractors, engineers, architect, or consultants) arising from a deviation shall be the sole responsibility of this Trade Contractor.

8.   CHANGES

     8.1. Within 5 days of a request for proposed changes in the work, the Trade Contractor shall submit an itemized detailed listing of quantities with the applicable unit cost and extended price for each. All unit prices and labor rates are to be approved by Turner prior to the submission of the first change estimate.

     8.2. As a minimum, the detailed breakdown shall include the following:

          8.2.1. Actual labor costs, itemized by each trade involved, showing the hourly rate for each. Labor rates shall be the same for extra and credit computations.

          8.2.2. Burden on Labor, which shall be calculated to reflect the actual costs of mandatory fringe benefits, taxes on labor, workman's compensation, insurance on labor as affected by payroll, unemployment taxes, including FICA and FUI.

          8.2.3. Actual quantities of material and equipment, with their actual unit costs. Provide vendor quotes for all material and equipment not having established unit prices.

          8.2.4. The cost of subcontracted work, computed in the same way as provided under this Subparagraph. Provide Trade Contractor backup.

          8.2.5.  Overhead and profit as described in the General Conditions.
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          8.2.6.    Sales tax or use tax on materials, if applicable.

          8.2.7.    Bond Premium, if bonded.

     8.3 All backcharges against the Trade Contractor will carry a 20% Owner management charge, except for cleaning backcharges which will have a 25% charge.

     8.4 Costs for labor shall be in accordance with rates published by the Building Trade Employer's Association with an allowance for applicable insurance, overhead and profit.

     8.5 Material costs shall be at the actual cost to the Trade Contractor, or Trade Contractors, including discounts and rebates. Upon request, the Trade Contractor (or Sub-Trade Contractor) shall submit evidence to substantiate the costs. Material shall be quoted at trade discount prices, with quantity discounts also applied where the quantities warrant. In any proposal with material credits, the credit shall be based on the actual Contract cost of the material (including trade and quantity discounts) less any charges actually incurred for handling or returning a material which has been delivered or for engineering, fabrication or storage charges. Otherwise, no "cancellation" charge will be allowed when material has not been shipped.

     8.6 The percentages allowed for overhead profit or commission shall be deemed to include: (1) field and office supervision and administration, (2) use of small tools; (3) shop burden; (4) engineering and estimating costs; (5) performance bonds, (6) supervision above foreman level (7) timekeepers and accountants' wages and expenses; (8) clerical and general office wages and expenses, (9) bonuses or above scale wages, (10) personnel expenses and travel allowances.

     8.7 For changes involving both extra and credit amounts, the overhead and profit shall be applied only to net difference of labor and materials where the extra exceeds the credit.

     8.8 All requests for pricing must be submitted within 5 calendar days. Turner reserves the right to estimate changes on this Trade Contractor's behalf and submit to the Owner for approval should pricing not be submitted within 5 days, at which time this Trade Contractor will be bound by this pricing.

     8.9 All unit prices, unless otherwise noted, are to include all incidental work normally required in connection with the particular type of work involved and would include, but not necessarily be limited to:

          8.9.1.    All engineering including detailing and shop drawings.

          8.9.2. All material costs including an allowance for waste are included in unit prices.

          8.9.3.    Providing all necessary accessories.

          8.9.4.    All fabrications and shop costs.

          8.9.5. All shop and field labor including supervision and engineering layout costs.

          8.9.6. All temporary utilities required including safety precautions.

          8.9.7. All costs of standby trades during or beyond normal working hours.

          8.9.8. All transportation, freight, insurance, taxes, overhead and profit, and bonding costs.

          8.9.9.    All safety requirements.

9.   PROJECT MEETINGS

     9.1 Each Trade Contractor shall have responsible representation at weekly coordination meetings held at Turner's job office. These meetings will be held for the benefit of all trades by coordinating daily activities of Trade Contractors and Turner. Trade Contractors failing to attend such meetings shall be held responsible for delays and/or expenses incurred due to coordination difficulties. Attendance shall be mandatory for all parties


Project No. 9654                                             Issue March 7, 1997

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            notified to attend. The representatives shall be qualified and authorized to act on behalf of the entity each represented on all matters discussed.

      9.2. Coordination meetings with Turner's project staff will be required sufficiently prior to the scheduled start of work so as not to delay the work of this Trade Contractor or other Trade Contractors.

10.   RECORD DOCUMENTS

      10.1. Record drawings shall be legibly marked to record actual construction: horizontal and vertical locations of underground utilities and appurtenances referenced to permanent surface improvements; location of internal utilities and appurtenances concealed in the construction referenced to visible and accessible features of the structure; field changes of dimensions and details; changes made by Change Order; details not on original Contract Drawings. All changes, revisions and additions made in the installation of the work which differ from that required by the Drawings must be noted.

      10.2. At contract close-out, the Trade Contractor shall deliver the Record Documents to the Owner accompanied by a transmittal letter, in duplicate, containing the Project title, the Trade Contractor's name and address, title and number of each record Document certification that each Document is complete and accurate and the signature of the Trade Contractor or his authorized representative.

      10.3. In additional to the CADD discs required by the General Conditions the Trade Contractor shall submit one (1) mylar and four (4) blueline prints of all as-built drawings. The drawings shall be clearly marked as-built.

11.   OPERATIONS AND MAINTENANCE DATA

      11.1. Prior to final inspection and acceptance, the Trade Contractor shall fully instruct the Owner's designated operating and maintenance personnel about all products, equipment and systems. The instruction time shall be sufficient to instruct all shifts of the Owner's operating and maintenance personnel. The Operations and Maintenance Manuals shall constitute the basis of instruction.

12.   HOISTING/SCAFFOLDING

      12.1. Each Trade Contractor will be responsible for the hoisting of his own material and equipment and all required scaffolding and staging for its work.

      12.2. An area of exterior wall will be left off the building to allow stocking of the building. Any perimeter protection that is taken down to allow for hoisting by this Trade Contractor shall be immediately replaced, including times when the area is unattended (i.e. coffee break). FAILURE TO DO SO WILL RESULT IN A $1,000 DOLLAR FINE FOR EACH INFRACTION CHARGEABLE TO THE TRADE CONTRACTOR.

13.   CLEAN-UP


      13.1. All Trade Contractors and their subordinates shall be required to provide for the cleaning of their own debris to a central location on a daily basis. Trade Contractors shall daily dispose of their rubbish, debris, cartons, crates, excess and waste materials etc., leaving work area "broom clean". Such central location shall be defined as a dirt chute or a roll-off container located on premises in accordance with Site Logistics Plan. Turner will provide "buggies" in sufficient quantities on each floor to facilitate cleaning operations. Trade Contractor shall be responsible for emptying full buggies and returning empty buggies to floor immediately after emptying. Trade Contractor shall include hoisting for its cleaning operation in accordance with the requirements defined elsewhere in these Special Provisions.

      13.2. Should clean-up work not be performed within any 24 hour period, Turner, upon verbal or written notification, shall cause work to be performed by others. The cost of the work will be backcharged to the Trade Contractor at cost plus a 25% management charge. Should additional cleaning be required due to Trade Contractor's collective failure to provide for its own clean-up as described herein, Turner shall perform such clean-up as required to maintain a safe and orderly jobsite. Costs shall be distributed on a pro-rata basis to



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           Trade Contractors working in area. This provision applies to building, site and shanty area.

     13.3 Turner's sole responsibility for cleaning shall be limited to providing dirt chute, containers, "buggies" and "broom" cleaning of dust and dirt not attributable to a specific Trade Contractor's operation. In addition, Turner shall engage the services of a cleaning contractor to provide pre-occupancy final cleaning such as polishing, vacuuming etc. These services are in no way intended to limit the Trade Contractor's responsibility for cleaning.

     13.4 Trade Contractors are responsible for cleaning up any spillage, or overspray, or other rapid accumulation of debris immediately if a safety hazard is created, or as otherwise directed by Turner.

     13.5 The Trade Contractor will repair, restore, and clean or bear the expense of same, for damage or soiling to the work and property of others caused by the Trade Contractor.

     13.6  Burning of refuse on the site will not be permitted.

     13.7 Waste material and rubbish shall not be thrown from upper levels to lower levels or to the ground.

     13.8 Turner and the Owner are committed to minimizing the impact of this project on the environment. Trade Contractor shall use its best efforts to recycle materials where practical and shall comply with carting contractor's and Turner's requests for separating debris at jobsite. It is not the intent of this provision to place unreasonable financial burden on the Trade Contractor in recycling of materials.

     13.9 The above provisions shall apply to adjoining properties and public streets.

14.  INSTALLATION OF ITEMS FURNISHED BY OTHERS

     14.1 Where material is specified to be furnished by others or furnish and delivered only, the Trade Contractor installing the material shall be responsible for scheduling the delivery, receiving, unloading, storing, handling, relocating, protecting, hoisting, distributing, layout and installing the same.

15.  PROJECT SAFETY AND SECURITY

     15.1 TCCo. has established programs for Safety and Fire Prevention that shall be implemented on this project. This program [dated 1/24/97] is hereby incorporated into these special provisions. Every Trade Contractor shall be required to conform and cooperate with this program. Safety meetings will be held regularly and each Trade Contractor must be represented by their general Foreman or above. The Trade Contractor is responsible for payment of any fines or penalties resulting from their operations.

     15.2 THE TRADE CONTRACTOR'S WORKERS WILL BE STOPPED FROM WORKING IN ANY AREA THAT AN UNSAFE CONDITION IS OBSERVED. ANY WORKER REFUSING TO STOP WORKING OR TO CORRECT UNSAFE CONDITION WILL BE DISMISSED FROM PROJECT PERMANENTLY. IT IS THE TRADE CONTRACTORS RESPONSIBILITY TO PROVIDE SAFE WORKING CONDITIONS, EQUIPMENT AND PROPER SUPERVISION FOR ITS EMPLOYEES.

     15.3 Turner reserves the right to have all hoisting equipment periodically inspected by an independent inspector whose findings will be binding. Corrections must be made within three days of receiving a written report. Turner will not assume any responsibility for the safe operation of the cranes by exercising this right. The structural steel and curtainwall Trade Contractor(s) shall cooperate with the inspector by allowing time for inspection. The Trade Contractor will be notified 24 hours prior to the permits, and to have all hoisting equipment inspected as required by City, State and Federal, regulations or agencies having jurisdiction. Copies of all inspection reports and crane certifications must be transmitted to Turner upon receipt from the agency.
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     15.4.   All safety equipment including hard hats and other protective gear required to perform the work of the Trade Contractor is to be supplied by the Trade Contractor.

     15.5. Any costs to Turner for Federal, City or State fines or penalties resulting from the Trade Contractor's operations will be backcharged to the Trade Contractor.

     15.6. All flagmen required for deliveries and erection to the site are to be furnished by the Trade Contractor.

     15.7. Safety protection at the perimeter of the building and open shafts will be furnished and installed by others unless specifically included in this subcontract. Trade Contractors are responsible to remove and replace safety protection as required. During discontinuous or intermittent work operations, safety protection is to be replaced immediately. Replacement cost of any protection or safety devices removed by the Trade Contractor is to be borne by the Trade Contractor.

     15.8. The Trade Contractor is to provide its own protection in shafts as required by Trade Contractor's operations. Trade Contractor shall repair and restore any protection which is damaged or disturbed by it's work.

     15.9. The Trade Contractor shall be responsible for any loss or damage to his property or operations [to the extent that it is not covered by insurance provided by the Owner]. The Trade Contractor will also maintain every reasonable precaution to prevent damage to the work of other Trade Contractors during the course of construction; damage to the work of the other Trade Contractors will be backcharged to the offending party.

     15.10. A list of key personnel, with addresses and home telephone numbers for emergency purposes shall be given to Turner. This Trade Contractor is to appoint a designated project safety person and inform Turner of this person.

     15.11. In accordance with the provision of the HAZARD COMMUNICATION STANDARD 29 CFR-1926. Material Safety Data Sheets for any chemical/substance along with any additional information, safety data or supplemental material safety data sheets available now or in the future are required to be submitted to Turner with the submittals for approval.

     15.12. Fire Protection will be the responsibility of everyone on site. Any Contractor performing cutting, grinding, burning, welding, or other heat, spark, or flame generating type of work will also provide adequate number of portable ABC extinguishers in the vicinity of the work. A fire watch must be performed during the activity and for a minimum of one hour after completion.

     15.13. This Trade Contractor shall perform the work in the safest possible manner and provide erection of and maintain in safe condition all bridges, stairs, sheds, fences, barricades, chutes, catch platforms, and all other safeguards required by any and all laws, codes, ordinances, rules, regulations, and requirements of public authorities, and take all other measures necessary or proper to protect human life and property. All such safeguards shall in all respects be satisfactory to Turner and comply with all legal requirements. This Trade Contractor shall, if required by Turner, leave any such bridges, sheds, fences, and other safeguards in place for Turner's use until directed by Turner to remove the same and shall thereupon promptly comply with such direction.

16.  QUALITY CONTROL

     16.1. The Trade Contractor will be required to provide all mock-ups prior to the start of any work that is essential to the external or internal appearance or function of the building as directed by Turner and the Architect. The mock-up work will be performed in advance of its normal operations and the Trade Contractor shall be responsible for expediting such delivery as required.

     16.2. The Trade Contractor is to promptly rectify any deficiencies that are noted in Turner's or the Architect's field inspection reports. The Trade Contractor's failure to promptly perform the subject work, authorizes Turner without further notice to perform the remedial work at the Trade Contractors expense plus 20% management charge.

17.  TRADE CONTRACTOR REQUIREMENTS


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     17.1.  The Trade Contractor shall notify the Owner of all sub-Trade
            Contractor awards after prior approval has been granted.

     17.2. By an appropriate agreement, written where legally required for validity, the Trade Contractor shall require each sub-Trade Contractor, to the extent of the work to be performed by the sub-Trade Contractor, to be bound to the Trade Contractor by the terms of the Contract, Documents, and to assume toward the Trade Contractor all the obligations, responsibilities (waivers, rights, remedies, etc.) which the Trade Contractor, by these Contract Documents, assumes or waives toward the Owner. Where appropriate, the Trade Contractor shall require each sub-Trade Contractor to enter into similar agreements with lower tier sub-Trade Contractors. The Trade Contractor shall make available to each proposed sub-Trade Contractor documents to which the sub-Trade Contractor will be bound by this paragraph, and identify to the sub-Trade Contractor any terms and conditions of the proposed subcontract which may be at variance with the Contract Documents. Each sub-Trade Contractor shall similarly make copies of such Contract Documents available to their lower tier sub-Trade Contractor.

     17.3. The Owner will issue to the Trade Contractor one (1) set of prints of the Contract Drawings and one (1) set of specifications related to his work at the start of his contract and the same number of any revised Documents during the performance of this contract which may affect the scope of his work. The Trade Contractor shall be responsible for reproducing prints and specifications for his own use, or for his suppliers' use.

     17.4. Except for tests, testing and inspections performed by a testing Engineer in the employ of the Owner, the Trade Contractor shall be responsible for the execution of all tests, testing and inspections required by the specifications and by all governmental authorities having jurisdiction, and shall pay the costs of all such tests, testing and inspection. The Trade Contractors shall submit certified results of the tests and inspections to Turner for the Architect's approval. The frequency of the tests shall be such as not to delay the work of following trades. TRADE CONTRACTOR SHALL INCLUDE COST OF OVERTIME TESTING IF REQUIRED TO MAINTAIN THE SCHEDULE OR TO NOT INTERFERE WITH THE PROGRESS OF THE WORK OF THE OTHER TRADES.

            The Trade Contractor shall not cover any Work (a) before inspection or testing, (b) before acceptance of such Work by the owner, (c) contrary to applicable legal requirements or good construction practice, (d) in violation of the Contract Documents or (e) contrary to a timely request by the Owner, the Construction Manager or a Design Consultant.

            Trade Contractor shall cooperate fully with the personnel of the Owner's testing agency and the Trade Contractor shall provide at no additional cost to Owner, manpower, shop drawings, facilities, scaffolds, properly calibrated equipment, etc. to reasonably assist the testing agency personnel in their execution of their testing and inspection. It shall be responsibility of Trade Contractor to notify the testing agency prior to commencement of the Trade Contractor's work. Trade Contractor shall not perform any work unless such testing agency personnel are present.

            It shall be the responsibility of Trade Contractor to notify the testing agency in sufficient time to allow for travel arrangements prior to commencement of Trade Contractor's work. Costs incurred for inspections for rejected materials or un-approved installations will be by Trade Contractor.

     17.5. Within twenty (20) working days of the contract award, Trade Contractor shall submit and have approved by Turner a complete list of Foremen, Journeymen and Apprentice wage rates for straight and overtime work for each trade for all Trade Contractor and Trade Contractor labor to be utilized on the project. Once approved, these rates will be the basis for pricing the labor cost of any and all changes, including time and material changes. No payment for change work will be made if approved rates have not been provided by the Trade Contractor. These wage rates shall be in accordance with the latest addition of the "Building Trade Employers Association Summary of Trade Agreement and Wage Rates." Any bonuses, travel expenses, travel time etc. not identified in the published rates will not be reimbursed to the Trade Contractor or any way paid by Turner or the Owner; such costs are considered as being included in the Trade Contractor's percentage profit.
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      17.6. Turner may periodically issue a list of current contract Documents.
            Each Trade Contractor will be responsible to INSURE THAT HIS PERSONNEL ARE WORKING FROM THE MOST CURRENT DOCUMENTS.

18.   EQUAL EMPLOYMENT OPPORTUNITY

      18.1. The Trade Contractor shall comply with all laws and regulations regarding employment discrimination. No one shall discriminate against any employee or applicant for employment because of race, religion, sex, or national origin. The Trade Contractor shall comply with HHS-514 as amended, titled "HHS Requirements for Federally Assisted Construction Contracts Regarding Labor Standards and Equal Opportunity Employment".

      18.2. Sexual Harassment: Turner Construction Company has always stressed a discriminating free working environment and has stated policy on sexual harassment which prohibits any form of sexual harassment by employees and non-employees on our job sites. All Trade
            Contractors, suppliers and/or vendors are required to comply with this policy and any and all other requirements of the New York Employment Practices Act.

19.   TEMPORARY CONSTRUCTION SERVICES AND PROCEDURES

      19.1. All rigging for this work will be performed by the Trade Contractor requiring same.

      19.2. The full costs of standby or temporary services resulting from any Trade Contractor working overtime or on weekends or holidays at his election or to ensure completion of his subcontract obligation to meet job progress shall be borne by the Trade Contractor. These costs include but are not limited to power, water, sanitation, heat, winter weather be added to such costs.

      19.3. At the start of the project, an engineering survey will be provided by The Owner consisting of building layout. The Owner will also establish a bench mark on the first floor. All Trade Contractors will be responsible for all subsequent layout, from these base lines and grades. All Trade Contractors will be required to coordinate their installation with this Control layout. No surveying of any nature whatsoever will be provided by The Owner. This Trade Contractor shall provide their own base line layout as well as all interior partition layout, and to advise The Owner immediately upon completing this layout of any coordination problems with their work.

      19.4 Any damages caused by carelessness or improper use of the temporary utility connections by the Trade Contractor shall be rectified at its cost.

      19.5. Temporary electric light and power - as provided for in the Temporary Electric Specifications. All equipment connections including all conduit and wire from panel shall be at the Trade Contractor's cost. Any costs associated with the use of the above services beyond normal working hours or at lunch time, overtime, weekends, and holidays will be borne by the Trade Contractor. A 15% management charge will be added to such costs.

      19.6. Temporary water and toilets provided for in the Temporary Plumbing Specification. Trade Contractors personnel shall not utilize toilet facilities in other occupied areas of buildings. Trade Contractors shall provide drinking water for their employees.

      19.7. The Trade Contractor may furnish, install and remove at their cost fireproof field offices, shanties, tool sheds, including power, lights, water, telephone, etc. Location, size general arrangement and appearance of Trade Contractor's items of plant, tools mixers, cutters, etc., must be approved by the Owner before setting up at the site. Construction details shall be subject to the approval of the Owner and shall contain adequate fire protection and equipment, conforming with applicable codes. Should any of the above obstruct the progress of any portion of the work, they shall be moved by the Trade Contractor without reimbursement of cost, from place to place or from the premises, as The Owner may direct.

      19.8. The cost of heating or cooling of these temporary structures shall be the responsibility of each Trade Contractor, and installed in a manner that meets all municipal code
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               requirements. Electric service requirements will be directly coordinated with and directly paid to the Electrical Trade Contractor by this Trade Contractor.

     19.9. Any work which may affect the fire protection and fire alarm systems, either in the Building or the Garage, shall be planned, coordinated, and approved in advance by The Owner and the Trade Contractors. This includes dust generating work affecting smoke detectors, ceiling tile removals where smoke/heat detectors or sprinkler heads are mounted at the ceiling, and the shutdown of sprinkler or fire alarm systems. Any work done to or affecting an active fire alarm system shall be performed on overtime.

     19.10. Heating and Cooling - No provisions for heating, cooling or ventilation are being provided in the early stages of construction. Safe and adequate measures must be provided by the Trade Contractors who need heating, cooling or ventilation, to comply with applicable building codes, manufacturer's limitations and worker safety and health.

     19.11. For equipment driven by gas or diesel engines, provide devices for exhaust fumes and silencing equipment to ensure a safe working environment, including providing fire protection for same. Trade Contractor shall comply with all federal and local laws or guidelines regarding noise control. Mufflers, whispered compressors, etc., shall be used throughout Trade Contractor's work, if required. No fossil fuel burning equipment shall be used within the interior spaces of the building.

     19.12. Snow will be removed to provide access to the site. It will be the Trade Contractor's responsibility to remove the snow from their own equipment, material and in the area they are working including metal deck and sitework. No salt or calcium chloride will be used in snow or ice removal.

20.  MANAGEMENT OF THE WORK

     20.1. By 9:30 a.m. of each working day, submit to the Turner Project Superintendent the following information:

               20.1.1. The number of employees working at the site broken down to indicate classification, i.e., foremen, journeymen, apprentices, etc., including Trade Contractor's and a count of minority, female and local employees.

               20.1.2. Brief description of the work and where it is being performed, including quantities of material to be placed, i.e. tonnage and number of pieces of steel in place, list of major equipment, etc.

     20.2. Dust and fume control is essential to the reduction of health risks to the surrounding personnel and public. The following and other methods of dust control shall be provided by Trade Contractor for its operations:

               20.2.1. Adequate ventilation, including provision of temporary ventilation when necessary, and as directed by Turner.

               20.2.2.   Wetting down.

               20.2.3.   Keeping bags of insulating materials, cement, etc.
                         closed.

               20.2.4. Controlled mixing of these materials under field conditions.

               20.2.5. Special attention should be given to the removal of old insulation, sawing of insulation and certain acoustical materials.

               20.2.6.   Job housekeeping must be maintained.

               20.2.7. Making all personnel conscious of the problem - both Supervisors and workmen.

               20.2.8. Washing of all vehicles leaving site before entering public highways.

     20.3. Final cleaning of this Trade Contractor's work and subsequent protection of same is the responsibility of the Trade Contractor.

     20.4. The Trade Contractor shall employ a competent full time superintendent and necessary assistants who shall be in attendance at the Project site during the progress of the work, and shall carry a walkie-talkie type radio programmed to the same frequency used by

                                 ATTACHMENT "C"

MARCH 19, 1997                                                  SWISS RE AMERICA
                                                                NORTH CASTLE, NY

                Turner. The superintendent shall represent the Trade Contractor and all communications given to the superintendent shall be as binding as if given to the Trade Contractor. Important communications shall be so confirmed on written request in each case. The superintendent (and any replacement superintendent) shall be acceptable to Turner.

        20.5. The Trade Contractor shall confine operations on the Premises to areas designated by Turner and permitted by law, ordinances, permits and the Contract Documents, and shall not unreasonably encumber the premises with any materials or equipment. The Trade Contractor shall coordinate all of his operations with, and secure approval from Turner before using any portion of the Premises.

        20.6. Trade Contractor shall provide personnel who shall be available on a 24 hr basis for handling emergencies. Trade Contractor shall furnish 24 hr emergency phone numbers for this person plus two alternates.

21.     PROJECT CLOSEOUT

        21.1. Turner will utilize the philosophy of "Project close-out begins with job start-up." The following close-out procedure shall be followed:

        21.2. This Trade Contractor shall forward all warranties and guarantees as applicable to Turner within one month following substantial completion, or one month after your scope of work is 95% complete, or be subject to a $1,000 deduct change order per week and delay in final payment.

        21.3. A minimum of ten (10) copies of operating and maintenance manuals will be turned over to the Owner. In addition mylar reproducible as-built drawings, and fill-in "Data on Equipment Furnished" and "Technical Data Record" sheets will be prepared by the Trade Contractor and turned over to the Owner. The Trade Contractor shall forward operating & maintenance manuals per the following schedule:

                21.31.1. Six (6) months prior to substantial completion provide a single copy of all O & M manuals for Owner, Turner and Architect review.

                21.3.2. Three (3) months prior to substantial completion provide final copies of the O & M manuals.

                21.3.3. As-built drawings must be submitted to Turner one month prior to substantial completion.

        21.4. If items .1, .2, and .3 above are not met, this Trade Contractor is subject to a $1,000 deduct change per week and a delay in final payment.

        21.5. Trade Contractor will be required to execute Turner's Completion and Warranty Certificate form, and the Architect's form.

        21.6. This Trade Contractor shall complete all punchlist work within three (3) weeks after substantial completion or be subject to a $1,000 deduct change order per day and delay in final payment.

                                 ATTACHMENT "D"

                                      MAP


                                    LEVEL 2

                         CURTAINWALL ERECTION SEQUENCE

         START AT FRONT OF BUILDING AT COLUMN 13 AND PROCEED CLOCKWISE

                                ATTACHMENT "D"

                                      MAP


                             PHASE 5  MONTH 3.5-4.5



          o    COMPLETE BUILDING EXCAVATION

          o    COMPLETE MAIN ROAD ELECTRICAL SERVICE TO ROUTE 120

          o    TOPSOIL & SEED ON MAIN ROAD & SERVICE ROAD TO ROUTE 120

          o    SET-UP ENVIRONMENTAL CONTROL AT GARAGE

          o    CLEAR & GRUB & STRIP TOPSOIL AT GARAGE

          o    BEGIN EXCAVATION & STOCKPILE AT GARAGE

          o    CONTINUE SITE UTILITIES, START ON WATER LINE

                                ATTACHMENT "D"

                                      MAP


                             PHASE 6  MONTHS 4.5-6





                        o    COMPLETE GARAGE EXCAVATION

                        o    COMPLETE STOCKPILE

                        o    COMPLETE UTILITIES

                        o    COMPLETE WATER LINE

                        o    CONTINUE BUILDING FOUNDATION

                        o    BEGIN GARAGE FOUNDATION

                                ATTACHMENT "D"

                                      MAP


                              PHASE 7   MONTH 6-12




                     o    BUILDING SUBSTANTIALLY ENCLOSED

                     o    GARAGE STRUCTURE COMPLETE

                     o    BUILDING & GARAGE FILLS

                     o    SPREAD BUILDING & GARAGE TOPSOIL

                     o    BEGIN LANDSCAPING

                     o    REMOVE CONSTRUCTION PARKING LOT

                     o    REMOVE STOCKPILES & TOPSOIL

                     o    REMOVE SEDIMENT TRAP #3

                     o    REMOVE ROCK CRUSHER

                                ATTACHMENT "D"

                                      MAP


                             PHASE 8   MONTH 12-20





                      o    REMOVE ALL SEDIMENTS TRAPS

                      o    CLEAN BASINS

                      o    FINISH LANDSCAPE

                      o    REMOVE CONSTRUCTION PARKING LOT

                      o    BUILDING COMPLETE

                      o    DEMOLITION OF BUILDING

                      o    REMOVE CONSTRUCTION STAGING

                                 ATTACHMENT "E"


SWISS RE AMERICA U.S. HEADQUARTERS                    TURNER CONTRACT #6123M
NORTH CASTLE, NY                                              MARCH 19, 1997

                   SPECIFICATIONS FOR TEMPORARY LIGHT & POWER
                           FOR CONSTRUCTION PURPOSES


1.    CODE REQUIREMENTS

      The electrical work for construction purposes shall conform to all Federal, State and Municipal requirements and must comply with the National Electrical Code and the Occupational Safety and Health Standards of the Occupational Safety and Health Act of 1970. This contractor shall obtain and pay for any required applications, permits and inspections pertaining to this work.

2.    GENERAL

      Temporary work shall be installed in such a manner so as not to interfere with the permanent construction. If such interference does occur, it will be the responsibility of this subcontractor to make such changes as may be required to overcome the interference. The cost of these changes are included as part of the subcontract price.

      Local power centers shall be constantly maintained to prevent the accumulation of "rat's nest circuitry". All temporary wiring shall be suspended and maintained at least eight feet above finished floors and pass through permanent walls and partitions above the permanent ceiling level. No open conductor wiring is acceptable.

      It is anticipated that the electrical subcontractor will make temporary use of the telephone risers when installing the temporary lighting and power system.

3.    MATERIAL REQUIREMENTS

      As the life of this installation is limited and as this installation will not form a part of the finished building, minimum cost is the basic requirement consistent with material and workmanship which will satisfactorily meet job conditions and regulations of all governing authorities.

4.    MAINTENANCE

      All temporary facilities are to be maintained and kept in good operating condition. Maintenance men necessary to perform this work shall be provided so that other trades are not delayed.

      The Electrical Subcontractor shall be responsible for installing and maintaining a reasonably balanced system and shall take current readings on the feeders at regular intervals as required by Turner. Temporary wiring is to be laid out, balanced and wire sized so as to produce a voltage drop of no greater than 5% at the extreme end of the line when operating at full load.

5.    TRANSFER TO PERMANENT SERVICE

      The permanent power service shall be activated as soon as possible. It is anticipated that the permanent service will be available approximately May 1998 to feed the project.

                                 ATTACHMENT "E"


SWISS RE AMERICA U.S. HEADQUARTERS                    TURNER CONTRACT #6123M
NORTH CASTLE, NY                                              MARCH 19, 1997

SPECIFICATIONS FOR TEMPORARY LIGHT & POWER FOR CONSTRUCTION PURPOSES

6.    REMOVAL AND SALVAGE

      The Electrical Subcontractor shall disassemble and remove from the property all temporary electrical wiring, lights, equipment, etc. when its use is no longer required. Surplus material will be salvaged and the salvage value reflected in the lump sum price.

7.    PROTECTION

      The Electrical Subcontractor will protect his installation against weather damage and the normal operations of other trades. This includes all plywood/watertight enclosures.

8.    SCOPE OF WORK

      Provide labor, material, equipment and power company fees and costs for the installation and maintenance of temporary light and power as may be required during the period of construction (including necessary temporary transformers). This includes both temporary service and switch-over to permanent power. Cost of electricity will be by Owner.

      A.    SERVICE

            Con Ed will provide temporary 3-phase, 60 cycle, 13,000 volt service, via a 500 KVA transformer, (note: this cost by others). This transformer shall be placed on a temporary precast concrete pad, along with all associated temporary equipment (distribution boards, disconnect switches, meters, CT's, etc.). The transformer will be located on the east end of the building near the loading dock area (subject to change). The Electrical Subcontractor will pick up from the Con Ed transformer and equipment and will distribute electrical service for light and power to all points of the building, garage, and cooling tower as may be required for construction purposes, and as hereinafter described. This subcontractor to coordinate directly with Con Ed in completing this work to meet their requirements. All temporary enclosures required shall be provided by this subcontractor. Final switching sizing will be coordinated by this subcontractor and Con Ed.

            This Subcontractor shall include all costs and fees for connecting site utilities to existing sources, including permits, tap-in fees, etc. as required by relevant authorities.

      B.    TEMPORARY LIGHTING

            The Electrical Subcontractor shall include all labor and materials to install and maintain an OSHA approved temporary lighting system with pigtails and protective shields using 100 watt bulbs. Temporary wiring will be of a moveable nature suspended from the structure above in such a manner so as not to do damage to the spray-on fireproofing when being installed, maintained, relocated, or removed.

                                 ATTACHMENT "E"

SWISS RE AMERICA U.S. HEADQUARTERS                      TURNER CONTRACT #6123M
NORTH CASTLE, NY                                                MARCH 19, 1997

SPECIFICATIONS FOR TEMPORARY LIGHT & POWER FOR CONSTRUCTION PURPOSES
--------------------------------------------------------------------------------

      MAIN BUILDING

      i. Distribution for general lighting will be made from the main distribution board to temporary lighting panels mounted on movable stands provided by this contractor located on each floor. Temporary lighting panels shall be equipped with 15A circuit breakers for lighting circuits. From these lighting panels, 3 wire No. 12 circuit wiring with "pig tail" lamp holders will distribute light in accordance with OSHA requirements but at no time shall temporary lighting be less than 1/4 watt per square foot for the entire floor area.

      ii. All mechanical rooms/areas will require a minimum of 1/2 watt per S.F.

      iii. All stairwells will require a light at each landing and all intermediate landings.

      iv. All entrances and exits of the building will require a single string of lights with bulbs a minimum of 10 feet on center.

      v.    Special Requirements:

            a. All stairwell, entrance and exit, elevator lobbies, and at least 10 percent of the mechanical area lighting shall remain on at all times.

            b. All other temporary lighting shall be controlled by appropriate on/off equipment located at a central location to be determined by Turner. Turner shall have 24-hour access and control of this on/off equipment.


            c. The replacement of all bulbs and temporary wiring shall be included as part of these requirements. At least on a weekly basis, the entire job shall be checked and re-lamped as required. At no time shall more than 5 percent of the temporary lighting be not operational.

            d. During the masonry, drywall, taping and finish painting operations, a minimum of one light shall be installed in every room, using the permanent wiring system. These lights shall remain operational until the permanent fixtures are operational. Turner's Superintendent shall determine if sufficient lighting is being provided for the finish operations.

            e.   Provide temporary lights in each elevator hoistway.

            f. Provide twelve (12) temporary light stands with two quartz lights for use by other trades.

            g. Provide fifteen (15) 500 watt flood lights of site lighting purposes as located by Turner.

                                 ATTACHMENT "E"

Swiss Re America U.S. Headquarters                     Turner Contract #6123M
North Castle, NY
                                                               March 19, 1997

SPECIFICATIONS FOR TEMPORARY LIGHT & POWER FOR CONSTRUCTION PURPOSES
--------------------------------------------------------------------------------

               GARAGE

          f. Distribution for general lighting will be made from the main distribution board to each floor via the garage's light well. Temporary lighting panels mounted on movable stands shall be provided by this contractor as required. Temporary lighting panels shall be equipped with 15A circuit breakers for lighting circuits. From these lighting panels, 3 wire No. 12 circuit wiring with "pig tail" lamp holders will distribute light in accordance with OSHA.

          g. All stairwells will require a light at each landing and all intermediate landings. Distribute light in the garage lower level in accordance with OSHA requirements but at no time shall temporary lighting be less than 1/4 watt per square foot for the entire floor area. A minimum of one light shall be installed in every room.

          h. All stairwell, entrance and exit "egress path" lighting shall remain on at all times.

C.   POWER

     i.   Small Tools

          Provide 60-amp, 120/208 volt power centers and "pigtails" for small tools located throughout the project (building, garage, pump house etc.) so that all floor areas can be covered with standard 50-foot extension cords. Power circuits shall be connected to OSHA approved 20 amp ground fault breakers.

     ii.  Welding Machines

          Provide 480-volt, 3-phase, 60-amp power for welding at each level in the building and at one location in the parking garage.

     iii. Elevators

          Provide power using insofar as possible permanent risers to permanent elevators for temporary elevator use and elevator construction. This shall include breakers, wiring, and connections. This Subcontractor shall also provide, as required, Temporary Electric Service to traction elevators for adjustment, testing, etc. should permanent electric service not be available at that time.

          This Subcontractor shall provide permanent power to elevators no later than March 1998. This includes permanent installation of all elevator recall by facilities and associated elevator machine rooms, complete in every respect.

                                 ATTACHMENT "E"

Swiss Re America U.S. Headquarters                        Turner Contract #6123M
North Castle, NY
                                                                  March 19, 1997

SPECIFICATIONS FOR TEMPORARY LIGHT & POWER FOR CONSTRUCTION PURPOSES
--------------------------------------------------------------------------------

     iv.   Sump Pumps & Booster Pumps

          a. Provide power to feed the garage sump pump according to the requirements of the Temporary Plumbing Specifications.

          b. Provide power to feed one booster pump according to the requirements of the Temporary Plumbing Specifications.

     v.   Testing Center

          The Electrical Subcontractor shall provide and maintain two OSHA approved ground fault duplex receptacles for use by all trades to test electrical equipment. Location to be as determined by Turner.

D.  COMMUNICATIONS

     An emergency alert system complying with OSHA requirements shall be provided and maintained by this subcontractor. This system shall include as a minimum, eight (8) 10" speakers on each floor, a master mouthpiece and amplifier located in a central location to be determined by Turner, one base station in Turner's field office, telephone handsets and buzzers, as required.

E.   MATERIALS

     Furnish all wire and materials necessary to perform the above work, utilizing permanent systems whenever possible.

     When no longer needed, all temporary work will be removed and material salvaged insofar as possible. Salvage value is to be reflected in the lump sum price for the temporary work. Temporary job-made wooden enclosures and panel box stands will be furnished by this subcontractor.

     Cost of stepdown transformers, etc. as required for lighting, low voltage power, etc. is to be included in the lump sum price. The Electrical Subcontractor shall also include in lump sum price all costs for grounding to meet all utility and governing authorities' requirements.

EXCLUSIONS:

1.)  Subcontractor's Shanties

                                 ATTACHMENT "F"

                                 SPECIFICATION
                                      for
                                  CURTAIN WALL
                                 Section 08900


                                     [LOGO]


                                SWISS RE AMERICA

                               U.S. Headquarters
                                  King Street
                             North Castle, New York





                              ADAMSON ASSOCIATES
                                   Architects

                               ------------------
                                   ISSUE DATE
                                 MARCH 7, 1997

                                 ATTACHMENT "F"

                                                                     CURTAINWALL
                                                                   SECTION 08900

                                                                          PAGE 1
--------------------------------------------------------------------------------

1.0  GENERAL

1.1  DESCRIPTION

     .1 Work of this Section shall conform to the requirements of the Contract Documents.

     .2   Tender Proposals

          .1 Submit with tender, proposed drawings based on the design and performance requirements shown on the drawings and specified herein.

          .2 Provide with tender, name of building recently completed and previous test results of similar curtain wall system.

1.2  RELATED WORK SPECIFIED ELSEWHERE

     .1   Cast-in-Place Concrete                                   Section 03300
     .2   Structural Steel                                         Section 05510
     .3   Roofing & Sheet Metal                                    Section 07552
     .4   Gypsum Board                                             Section 09250
     .5   Exterior Building Maintenance Equipment                  Section 11014
     .6   Mechanical                                                 Division 15
     .7   Electrical (including Security Devices)                    Division 16

1.3  EXPERIENCE

     Execute this work by a firm who has adequate plant, equipment and skilled workers to perform work expeditiously and is known to have been responsible for installations similar to that specified during the immediate past five
     (5) years.

1.4  WORK INCLUDED

     .1 Engineer, submit shop drawings, data and sample materials, test, fabricate, erect and warrant the curtain wall. The Subcontractor shall be fully responsible for the structural integrity, weathertightness (air and watertight to the standards specified) of the curtain wall.

     .2 The work shall include, but is not necessarily limited to the following:

          .1   Aluminum mullions, glass, glazing and curtain wall assemblies.

          .2 Insulated interior galvanized metal back pan air seal to the aluminum mullions.

Project No. 9654                                             Issue March 7, 1997

                                 ATTACHMENT "F"

                                                                     CURTAINWALL
                                                                   SECTION 08900

                                                                          PAGE 2
--------------------------------------------------------------------------------

          .3 Catwalk, catwalk hangers, aluminum grating, aluminum monorail for support of window washing stage.

          .5   Operable windows.

          .6   Doors.

          .7 Aluminum channel in spandrel at catwalk and aluminum reveal at base of curtainwall.

          .8   1/8" sheet aluminum spandrel (note: long lengths).

          .9   Fire/smoke stop between concrete floor and curtain wall.

          .10  Exterior prefinished copper clad column covers on back-up board.

          .11 Exterior prefinished copper clad spandrel covers on back-up board.

          .12  Aluminum panel soffits, framing and suspension.

          .13 Provide all fixing plates, brackets, and assemblies required for complete installation.

          .14 Metal flashing, flexible membrane and sealant between curtain wall and adjacent materials.

          .15 Thermafibre insulation to back of curtain wall to provide 1 hour rating.

          .16  Sealing of curtain wall, interior and exterior.

          .17  Supply and set out (install) floor anchors for curtain wall.

          .18  Mock-ups, samples, shop drawings.

          .19  Testing to specified standards.

          .20  Maintenance manual.

          .21  Installation and removal of protection.

          .22  Convector cover.

          .23  Spare stock of sealed units.



Project No. 9654                                             Issue March 7, 1997

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                          PAGE 3
--------------------------------------------------------------------------------

          .24 Back-up board to inside of curtain wall (to achieve an STC rating through the spandrel of 40)

1.5  BUILDING REGULATIONS

     1. Design of curtain walling shall comply with all Government Codes and Regulations, Fire Regulations, State of New York Building Code, Safety Regulations and any other regulations applicable to the installation.

1.6  REFERENCE STANDARDS

     .1 The works shall be in accordance with ASTM E283,ASTM E330, ASTM E547, ASTM E331, ASTM E283, ANSI A58.1, NAA MM Standard TM-1-68T.

1.7  DESIGN REQUIREMENTS

     .1   General

          .1 The design, fabrication, installation and performance requirements herein specified are intended to establish minimum performance and general principles.

          .2 The Subcontractor shall be entirely responsible for the curtain wall installation and associated works, for achieving or surpassing the design and performance criteria for all components and assemblies of the installation.

          .3 The engineering-design of the work of this section shall be certified by a Professional Engineer experienced in the design of curtain wall. Request approval of all deviations or non-compliance to the project standards.

          .4 Architectural drawings are diagrammatic. Details are intended as a guide for the aesthetic and interfacing requirements of the curtain wall to and with other work and are not to be construed as engineering design or adequate to meet the engineering design requirements. The engineering design of the curtain wall is the responsibility of this trade. Material types, sizes, and/or thicknesses shown on the drawings are the minimums acceptable and shall not be reduced regardless of engineering design.

          .5 The Subcontractor is responsible for coordination with the window washing contractor regarding size, shape, alignment and tolerances of window washing track.

     .2   Climatic Conditions

          .1   Minimum exterior air temperature                  11 degrees F DB




Project No. 9654

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                          PAGE 4
--------------------------------------------------------------------------------

               Maximum exterior air temperature - Daytime       92 degrees F DB,
                                                                  74 degrees FWB

          .2   Humidity
               Varies    Summer                            50% @ 75 degrees F DB
                         Winter                            30% @ 32 degrees F DB
                                                           15% @ 11 degrees F DB

          .3   When air conditioning systems is not operating
               Minimum interior air temperature            60 degrees F
               Maximum interior air temperature            105 degrees F

     .3   Thermal Movement

          .1 Design all components of the installation to allow for thermal movement resulting from a surface temperature of exterior metal surfaces of 170 degrees F.

          .2 All components of the installation shall be capable of withstanding noiselessly all thermal movements, resulting from specified temperature differential without buckling, distortion, cracking, failure of joint seals, undue stress on glass and fixing assemblies or other harmful effects.

          .3 Fastening of copper clad spandrel panels to framing shall be designed to allow movement without visual buckling or distortion.

     .4   Thermal Performance Requirements/Vapour Barrier

          .1   Thermal Performance

               .1   Spandrel shall provide R20 thermal performance.

               .2 There shall be no condensation on the interior surfaces under the design conditions specified. Provide a thermal break if required to meet this requirement.

          .2   Air Seal/Vapour Barrier

               .1 The curtain wall shall have a continuous air and vapour tight layer within the limits specified below, immediately to the exterior side of all insulation. The air and vapour tight layer may consist of different materials at different points in the assemblies, but the joints between these materials shall continue the integrity of the air and vapour seal and be non-combustible.

               .2 It is the responsibility of this trade to design and provide the air seal between the curtain wall and adjacent surfaces; e.g. walls, roof.

               .3 Air infiltration and exfiltration of the curtain wall shall not exceed .03

Project No. 9654

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                          PAGE 5
--------------------------------------------------------------------------------
                    cfm/s.f. when subjected to a pressure of 6.24 lbs per s.f.

     .5   Structural Building Movement and Tolerances

               .1 Dead and Live Loads: the curtain wall system and fixing shall be designed to accommodate differential structural movements, deflections, creep, and thermal movement of the structure, and other elements.

               .2 The design of the curtain wall and fixing to structure shall accommodate building construction tolerances in accordance with those specified in the AISC (American Institute of Steel Construction) Code of Standard Practice, and latest edition (refer to drawing BSK-69 attached) and movements as outlined below.

               .3 The Subcontractor will be responsible for agreeing to all tolerances with the Contractor.

               .4 The curtain wall system shall be designed to accommodate the horizontal drift and racking of the building due to wind resulting in a floor to floor offset of L/500. Glass bite shall not be reduced below 3/8" under deflected condition.

               .5 Allow for a differential deflection of spandrel beams after curtain wall installation of 1/4" maximum (1/2" at base).

               .6 The curtain wall system shall be designed so that the failure of any one element (eg. bolt, anchor, embed) will not result in progressive failure of the wall.

          .6   Structural Performance Requirements

               .1 Design curtain wall to resist positive and negative wind loads of 30 psf. typically and 39 psf within 25' of the corner.

               .2 The cladding system shall be designed to accept 150% of the design loads without failure or permanent deformation.

               .3 Deflection of metal cladding or any framing or coupling member (mullions) when carrying full design load shall not deflect more than 1/240 of its clear span, maximum 3/4".

               .4 All components, couplings and fixing assemblies shall be designed and installed in such a manner as to be capable of accommodating all of the above deflection without distortion, deformation or failure.

               .6 The specified deflection allowable shall be reduced if it is in any way

Project No. 9654

                                 Attachment "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                          PAGE 6
--------------------------------------------------------------------------------

                    detrimental to any curtain wall element, sealants and/or sealant joints, glass and/or glazing, or related components and adjacent structural or building elements.

               .7 Design catwalk system to support loads as shown on attached drawing BSK-47. Closely co-ordinate design with Exterior Building Maintenance Equipment Section 11014.

               .8   Design convector cover to support a point load of 300 lbs.

          .7   Resistance to Water Penetration

               .1 There shall be no water penetration to the interior under a pressure differential from exterior to interior of 10 psf.

               .2 All components of the installation shall be gasketted, baffled, overlapped and sealed as required to provide an effective 'rain screen' pressure equalized barrier to prevent rain water entry.

               .3 All components outboard of the air seal shall be vented, drained and pressure equalized to building exterior.

          .8   Sound

               .1 Curtain wall (windows and spandrel) shall have a Sound Transmission Coefficient of 40 minimum.

          .9   Fire/Smoke Stop and Air Seals and Fire Barrier

               .1 Fire/smoke stop assemblies are to be incorporated at floor levels. Submit for approval all fire/smoke stop assemblies and fixing method.

               .2   Provide 1 hour fire rated spandrel 36" high.

          .10  Anchorage and Fixing Supports

               .1 All anchorage and supports shall be designed, fabricated and installed for full compliance with performance criteria herein specified, including the accommodation of thermal, wind pressure and other building dynamics, without hazard to any component or assembly, glass and glazing and related sealant applications.

               .2 The Subcontractor shall be responsible to design and supply all necessary anchorage and fixing supports for the complete installation.

               .3 Bolts, screws and nuts used for component assemblies and their fixing to

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                    structure shall be of adequate strength for their design
                    purpose. They shall be used in accordance with the manufacturer's recommendations, and bolts and fixings failure load will have been substantiated by previous tests.

               .4 Details describing the design, materials, location and installation procedures of all anchorage and fixing supports shall be fully described in the shop drawings.

               .5 Floor anchor cast into concrete floor may be steel, prime painted. Anchor attachment to mullion shall be non ferrous.

               .6 Type and location of all fixings to be submitted to Structural Engineer for his review with regard to load applied to building structure.

          .11  Opening Windows for Catwalk Access

               .1 Opening window fittings must adequately support framework and glass in operation and in the open position without distortion or other damage under 50% of the specified wind load and conform to the safety requirements.

               .2 Locking devices incorporated in opening window construction to be fitted with concealed multi-point locking (2 bolts minimum) to meet the specified air infiltration requirements.

               .3 Control point to be fitted with a raised handle for operation. Operation shall not require undue force. Windows shall be designed to open from exterior as well as interior. Provide removable handle.

          .12  Aluminum Extrusions

               .1   Design components to profiles indicated.

               .2 Minimum thickness of aluminum extrusions is 3 mm. Reinforce flange and web thickness as required for adequate rigidity and strength. Sides of extrusions shall be square and flat.

               .3 If required to meet design loads, reinforce aluminum sections with aluminum structural sections.

               .4 Aluminum extrusions shall be free of die marks and comply with accepted standards for tolerance.

          .13  Glass

               .1 Glass shall be designed for a failure probability of 8 lites per thousand under design load.



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          .2   Glass shall be heat strengthened as required in order to meet the wind loads, failure probability specified or to accommodate thermal stresses and as required to meet building regulations.

          .3   Glass within 1'-6" of the floor shall be safety glass.

1.8  CORROSION ANALYSIS

     1. Engage an independent engineer who is an expert in corrosion who shall conduct a component-by-component corrosion analysis of all items being incorporated into the curtain wall system and provide report to Architect.

1.9  SUBMITTALS

     .1   Shop Drawings

          .1 Submit shop drawings to the Architect for consideration before any work is fabricated.

          .2 Shop drawings shall show all plans, elevations, sections material finishes and colour and full size details of fabrication, assembly, installation and fixing anchorage, for all curtain wall, window types and conditions.

          .3 Full size details shall show and describe metal and glass gauges and thicknesses, fire/smoke stops, construction and finishes, areas to be sealed, types and application of sealants, gaskets, thermal isolation materials, provisions for thermal movements, fabrication and erection tolerances, application of vapour barriers, and bolt torques.

          .4 Shop drawings shall be properly identified showing in detail the design and construction of all parts of the installation and materials.

          .5 Each copy of a shop drawing shall be stamped with the Subcontactor's name, Professional Engineer's stamp, dated with the submittal date, and signed by the Subcontractor.

          .6 It is the responsibility of the Subcontractor to verify on site and coordinate all dimensions and modules related to the work. Shop drawings shall include a complete layout of modular and referenced dimensions for all curtain wall assemblies.

          .7 Final comment on the shop drawings shall be contingent upon the complete submission of all structural calculations, documentation, certifications, approvals (anchorage and fire stop assemblies), samples, mock-up and test report. All samples, technical material and pre-test results shall be submitted for review prior to submission of shop drawings.

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          .8   The Architect's comments will relate only to general aesthetic and overall functional matters and not to the detailed design and construction of components, which shall remain the complete and sole responsibility of the Subcontractor.

          .9 The Architect's consideration of shop drawings shall not relieve the Subcontractor from his responsibility for errors or for supplying components and materials to the full satisfaction of the Architect.

     .2   Structural Calculations

          .1 Submit to the Architect for record purposes structural calculations which are to include, but not be limited to calculations for all curtain wall elements and/or sections, connections, including anchorage and support fixing assemblies, etc.

          .2 Structural calculations shall be cross-referenced to the applicable shop drawing details.

          .3 Structural calculations shall have the stamp of a Registered Professional Engineer licensed in the State of New York.

     .3   Quality Control

          .1 Submit to the Architect for comment with the shop drawings, quality control procedures, both in the factory and on site, that will be undertaken by the Subcontractor to ensure the design integrity and performance of the installed curtain wall and window assemblies.

          .2 Submit to the Architect details of experience and qualifications of the supervisor who will be employed on site to control the installation and fixing and glazing operations, his capabilities to explain methods and materials to ensure that components are stored and installed in conformance with the Contract Documents.

     .4   Glazing

          .1 Submit to the Architect a written certification from the glass and glazing manufacturer that the glass and glazing components of the curtain wall assemblies have been reviewed and approved as completely appropriate for their intended use in the system as shown and detailed on the shop drawings, designating drawing number, date and requirements of the Contract Documents, compatibility with all components and adjacent material and thermal safety of all glass constructions together with life expectancy of glazing materials detailed and specified in the glazing system.


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               NOTE: The Subcontractor must take account of any stresses
               developing from solar radiation or other causes - prior to or during installation of the glass - and allow for protection or methods of handling the glass to avoid such stresses and conform to the Safety Requirements for glass application as set out in ASTM C1036.

          .2 Glazing shall be removed and replaced from the interior. Submit to the Architect detail drawing indicating procedure for removal and replacement of any damaged unit of glass.

     .5   Sealants

          .1 Submit to the Architect a written certification from the sealant manufacturer that all sealant application in the curtain wall has been reviewed and approved as completely appropriate for its intended use in the system as shown and detailed on the shop drawings, designating drawing number, date and revision, with regard to all design criteria and all other requirements of the Contract Documents and compatibility with all components and adjacent materials together with life expectancy of sealant materials detailed and specified. Specific reference shall also be made to the compatibility of the glass edge seal with adjacent materials.

     .6   Maintenance

          .1 Before completion of the works, submit four (4) copies of a Maintenance Manual to include recommendations and procedures for periodic inspection and maintenance of all components of the curtain wall and window assemblies and sealants, including instructions with appropriate drawings on methods to be employed to replace any component of the installation.

          .2   Maintenance Manual to include:

               - recommended inspection schedule.

               -    a copy of each shop drawing in its latest amended form.

               -    complete explanation of operation principles and sequences.

               -    complete parts list with numbers and glass sizes.

               - method statement of reglazing and replacement of component parts of the installation.

               - instructions for the proper cleaning and routing maintenance of the facade, including frequency.


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      .7    Record "As-Built" Drawings

            .1 As the job progresses, clearly mark all changes and deviations from the shop drawings on a bound set of white prints.

            .2 Keep the prints available at the site for periodic inspection throughout the duration of the work. Pay particular attention to accurately dimensioning the exact location of all buried work and work concealed in inaccessible locations.

            .3 When the project is complete and ready for inspection, amend the shop drawings in accordance with the marked-up prints mentioned above and provide one set of mylar reproducibles.

      .8    Samples

            .1 Submit to the Architect samples of the 4-way panel-to-panel intersections. Mock-up shall be complete with all materials and sealants to be used on the project. Size of mock-up to be approximately 2'-0" by 2'-0".

            .2 Submit to the Architect a sample of all materials to be used on the project.

1.10  WARRANTY

      .1 Submit a five (5) year warranty covering materials and workmanship of curtain wall system. Without restricting the generality of the warranty, definition of defects shall include failure of the installation to meet the design requirements, leakage, failure of sealants, failure of laminated glass, delamination, haziness, etc. Provide a 10 year warranty on seal failure of the sealed doubled glazed units.

      .2 Warrant that curtain wall will remain watertight, weather-tight, airtight, structurally sound and free from distortion; that aluminum finishes will not develop excessive fading or non-uniformity of colour, and will not crack, craze, peel, flake or otherwise corrode; that glazing materials and sealant will be free from deterioration from sunlight, weather and oxidation, and will be free from permanent deformation.

1.11  TESTING

      .1    Laboratory Test Unit Assembly - Curtain Wall

            .1 As soon as possible after the award of the Subcontract, the Subcontractor shall construct and have tested full size test panel assemblies. Refer to attached Appendix for size of test panels required.

            .2 The Subcontractor shall submit drawings with full size details with actual dimensions and thickness of all component parts, describing the test unit
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               assemblies and test procedures for the Architect's approval.

          .3 The test unit will include curtain wall framing members, glass and aluminum constructions, roofing system, anchorage and fixing assemblies, sealant application, etc.

          .4 Supply, install and glaze full scale mock-up of curtain wall and roofing system at Construction Research Laboratories, Miami, Florida, or similar independent testing facility approved by the Architect and capable of performing the specified tests. At the conclusion of the testing procedure, be responsible for the complete dismantling and removal of the mock-up.

          .5   Arrange for and attend test.

          .6   Cost of testing will be paid by this trade.

          .7 Erection crew for the mock-up shall be the same men as for the project.

          .8 Site Superintendent for the project for this trade shall attend the erection and test of the mock-up.

          .9 Should test results indicate non-compliance with the specifications, provide new curtain wall unit at no cost. Pay for all costs incurred in retesting, including the cost of testing. Provide engineering to redesign and correct deficiencies, rebuild test curtain wall unit and retest until approved.

          .10  Submit test results for all design criteria specified.

     2.   Test Programme - Curtain Wall

          .1 Preload wall to remove slack at 50% of positive pressure design load.

          .2   Static Air Infiltration/Exfiltration

               .1 Air infiltration and exfiltration during test shall not exceed limits specified.

          .3   Static Water Penetration Test

               .1 There shall be no infiltration of water to the interior face of the assembly during and/or at conclusion of test.

          .4   Dynamic Wind and Rain Test

               .1 Perform testing in accordance with AAMA TM-1-76. There shall be no infiltration of water to the interior face of the assembly during and/or at conclusion of test.


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     .5   Static Structural Performance Test

          .1   Testing shall verify:

               .1 That the inward deflection on any part of the assembly shall not be sufficient to cause such member to touch any part of the main structure or impose loads onto any non-load bearing exterior wall members.

               .2 That all components shall return to their original positions under zero load, providing that the elastic limit to the materials has not been exceeded. Residual displacement of members at the anchors shall not exceed 0.09".

               .3 That in all cases, the deflection of members shall not exceed limits specified.

               .4 That anchorage shall not show permanent set nor signs of slackening off. The deflection of members shall not be sufficient to damage non-loading bearing member of the inner wall assembly.

     .6   Repeat 2, 3 and 4 above.

     .7   Thermal Resistance Test.

          .1 Performance three thermal cycling tests in accordance with specified requirements of AAMA 1502-7-1981.

          .2 At least one cycle shall be maintained at the high temperature for several hours to allow temperatures within the test assembly to stabilize.

          .3   Repeat 1 and 2 above.

               The purpose of this test is to ascertain the performance characteristics of the curtain wall components under the expected climatic conditions as specified. Of particular interest is the detailed provision for expansion and contraction of the metal, fastenings, etc., and the behaviour of sealants. Any modification to the prescribed testing procedures which will facilitate a proper understanding of the above will be considered.

     .8   Structural Performance using 150% of Design Load

          .1 There shall be no damage or failures when mock-up is subjected to positive and static pressures of 150% of design load for 10 seconds. Maximum allowable permanent deformation is L/500 of span.



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     .3   On Site Mock-Up

          .1 Erect a production prototype, one floors in height by 15'-0" wide of the system in order to identify and solve any problems of assembly, erection and interfacing that may be encountered under site conditions. Resolve problems, correct or remove and rebuild as directed by the Architect. Prototype will serve as a standard for subsequent work. Notify the Inspection Company prior to the assembly and erection of prototype in order that they can have their representative present during fabrication and erection.

     .4   On Site Test

          .1 Prepare a section of curtainwall for testing. An Independent Inspection Company selected and paid for by the client will test the wall. Provide water, power and access to exterior wall face. In the event of failure, affected areas shall be retested until desired results have been achieved.

          .2   There shall be a minimum of three tests.

          .3 The test area will be placed under negative pressure and used to test panel and window joints on site for water and air penetration.

2.0  PRODUCTS

2.1  MATERIALS

     .1 Aluminum Extrusions and Sheet Aluminum: shall be in accordance with Aluminum Association Design alloy AA 6063T to ASTM B221, anodizing quality, free from perceptible distortions, waves, twists, buckling or other deficiencies of appearance or performance.

     .2 Prefinished Copper: 110 copper, conforming to ASTM B370, cold rolled temper, and weighing not less than 16 oz. per sq. ft. for siding and 10 oz. per sq. ft. for lamination to extruded aluminum mullion caps. Where exposed to view, pre-oxidized to natural patina, EverGreen by Revere Copper Products Inc., Rome N.Y. or Hussey Copper Ltd. Penn.

          .1   Hook strips: 16 oz. colded rolled, cornice temper copper sheet, conforming to ASTM B370.
          .2   Fasteners: Hard grade copper or copper alloy.
          .3   Cleats: 2" wide, 16 oz. copper of length to allow sufficient metal to fold over screws.

     .3   Aluminum Finishes

          .1   Interior exposed to view:
               .1 Typically; Clear natural AA-M12 C22 A31; 0.7 mils minimum thickness.

          .2 Mid rail horizontal of window; Black, 2 coat Duracon by PPG or approved equal.

     .2   Exterior exposed to view:

          .1   Typically: Prepatinated copper clad.

          .2 Soffit, spandrel channels, sheet spandrel, and aluminum jamb reveals between copper and concrete walls: Black, 2 coat Duranar by PPG or approved equal.

          .3   Catwalk: mill finish aluminum

          .4 Catwalk support angles and window washing monorail: Clear natural AA-M12 C22 A41; 0.7 mils minimum thickness.

 .4   Bolts, Screws and Fastenings:

     .1 For aluminum: Exterior to air seal line; Type 300 stainless steel: interior to air seal line, Type 400 stainless steel.

     .2   For Copper. Hard brass or copper alloy.

 .5   Bituminous Paint: comply with M1L-P-6883A.

 .6   Glass: Factory sealed double glazed unit. Insulating glass units shall be fabricated using the dual-seal system, consisting of a primary seal of polyisobutylene specifically manufactured for primary insulating glass seals and secondary seal of silicone. Units shall be certified by IGCC or shall be certified by an Independent testing laboratory as complying with ASTM E 773 and 774. Provide a 10 year warranty on seal failure. Glass shall be heat treated or tempered to suit codes and wind loads.

     .1 Vision Glass: Vision glass shall be 1/4" thick outer light with low E coating on surface 2 shading coefficient of .43, light transmission of 70%; 1/2" air space; 1/2" inner light composed of two sheets of clear glass with .030" laminate; STC 40. Viracon Solarscreen 2000 Low E insulating glass or approved equal; to match appearance of sample in Project Manager's office.

     .2 Translucent Glass: (refer to alternate in tender form) Translucent glass light diffusing and insulating panels, shall be by Okalux by Schott Corporation, Yonkers, N.Y. consisting of a 1/4" clear glass outer lite; three layers of glass fibre tissue, one layer of 1/2" thick capillary slab, one layer of glass fibre tissue; 3/8" laminated, clear glass inner lite; to match appearance of sample in Project Manager's office. Capillary slab to be manufactured in one piece. Translucent panel shall have a shading coefficient of .42 and an STC rating of 40 minimum.

 .7   Thermafibre Insulation: (refer to separate price in tender form) shall be
     Thermafibre Curtain Wall type CW 40, Foil Faced Blankets by United States Gypsum Company or approved equal. R value 8.0.

 .8   Insulation: Semi-rigid fibrous glass; AF 530 by Owens Corning; R20; 5"
     thick.

 .9   Back Pan/Metal Closure Panel Air Seal: Galvanized metal sheet, as detailed,
     22 gauge thick. Reinforcing shall be provided if required for stability of the sheet.

 .10  Insulation Retainer Bars and top hat furring: Utility grade aluminum.

 .11  Firestop (Safing Insulation): mineral fibre, 4 pcf density. Safing clamps
     12 gauge with clinch shield. ULI label.

 .12  Sealant:

     .1   Internal: selected by curtain wall manufacturer.

     .2 External: Sealant shall be Dow Corning one-part silicone or approved equal sealant that will cure to a durable watertight flexible silicone rubber joint seal that can accommodate +/-50% movement for all site applied sealant. Sealant colour to be as selected by Architect.

     .3   Primer: as recommended by manufacturer.

     .4   Smoke: 3M Fire Barrier 2003 Silicone Sealant (self levelling).

 .13  Paint: Expandite Ltd. "Galvafroid" or approved equal.

 .14  Shims, Spacers and Setting Blocks: 40 to 60; 80 to 90 Durometer Shore 'A'
     Hardness +/-5 respectively, EPDM neoprene rubber by Goodyear Industrial Products or approved equal. Resistance to sunlight, weathering, oxidization and permanent deformation under load and compatibility with all materials in the glazing system shall be the prime essentials of shims, spacers and setting blocks.

 .15 Glazing Gaskets: black neoprene compression gasket of sufficient thickness to be under 25% compression minimum when installed. Gaskets shall have 1,500 psi tensile strength, hardness Durometer A of 50 +/-5, resistance to permanent set, +/-25% minimum elongation at break and resistant to ozone showing no cracks, premoulded vulcanized comers.

 .16 Cleaning Material: Xylol, Isopropyl alcohol, Toluol or recommended by sealant manufacturer.

 .17 Flexible Membrane (at building eave): To be supplied by roofer to this Section for installation into window extrusion.

 .18  Batt Insulation: shall be fibreglass to suit conditions shown.



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     .19  Compressible Filler: non-staining, round, resilient and non-absorbent closed cell foam recommended by sealant manufacturer (polyethylene or chemically compatible rod stock butyl or neoprene). Diameter shall be 25% greater than joint width before installation. Compatible with sealant, primer substrate. Ensure rod is not cut or broken.

     .20 Nailing Strips: S4S pressure fire retardent treated with fire retardent chemicals and with preservative qualities to resist decay and termites, non-corrosive to metals, Dricon Fire Retardant Treatment or approved equal by Hickson Building. Solid stock, mill sawn, Grade 2 or better, fire and water resistant, to ASTM D1037, flame spread 10, smoke developed 0, fuel contribution 0.

     .21 Building Paper: Rosin sized unsaturated building paper, 6 lb. per 100 sq. ft.

     .22  Galvanizing: to ASTM A123.

     .23 Catwalk: 2" x 3/16" aluminum bars, pressure locked, 1 3/16" x 4" centers; mill finish.

     .24 Window Washing Track: Extruded aluminum channel; clear anodized finish; AA-M12 C22 A41; 0.7mils minimum thickness.

     .25 Hanging Rod and Bolts for Catwalk: Type 304 stainless steel, light brushed finish No. 4.

     .26 Roofing Felt: Roofing felt shall be smooth, unsaturated building paper weighing approximately 30 lbs per 100 s.f.

     .27 Back-Up Board: polymer modified concrete reinforced with fully embedded alkali resistant fiberglass mesh facing, non-combustible, smoke developed 0; Flame Spread 0, Fuel contribution 0, Unicode by Unifix Concrete Boards or approved equal.
          .1   For back-up to copper siding; 1/2" thick.
          .2   For back-up to galvanized metal back pan (to achieve STC 40 through non-glazing areas); 3/8" thick.

     .28 Doors: Insulclad 260 doors by Kawneer or approved equal. Prepatinated laminated copper finish or aluminum on exterior metal surfaces; clear anodized finish; AA-M12 CC A41; 0.7mils minimum thickness or interior metal surfaces.
          .1   Top rail 2 1/4"; bottom rail 3 7/8".
          .2   Continuous, rigid PVC thermal separator.
          .3   Continuous weatherstripping.
          .4   Glass: Sealed double glazed; 1/4" thick tempered outer light with low E coating on surface 2 shading coefficient of .43, light transmission of 70%, 1/4" clear tempered inner light; Viracon
               Solarscreen 2000 Low E insulating glass or approved equal; to match appearance of sample in Project Manager's office.
          .5   Push/Pull.
               .1   For doors to 3rd floor Terrace:


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                    Classic offset pull and push bar back to back; 15" high pull on exterior, stainless brushed finish on exterior and interior; Adams Rite throw bolt; cylinder to be supplied by Hardware Section.
               .2   For door exiting stairwell:
                    Panic Bar: Von Duprin 98 Series rim device, size 4', #630 stainless steel satin finish on interior, 98E0- Exit only on exterior.
               .3   For doors from Terrace to Office at grid lines 8 and 13:
                    Classic Push Bar, stainless steel brush finish on exterior, blank on interior; Electric lock keyed to fire alarm system by Hardware Section. Coordinate and make allowance for electric lock, including wiring within door frame.
          .6   4 21/32" aluminum threshold (450-055) to suit Insulclad 260 door with sweep; clear anodized finish; AA-M12 C22 A41; 0.7 mils minimum thickness.
          .7   Overhead concealed closer; LCN 5036, stainless steel finish.
          .8   Non-thermally broken aluminum transom header for LCN closer with door stop; aluminum door jamb and adaptor with thermally broken door stop. See drawings for sizes, profiles and extent of copper and aluminum finishes. Prepatinated laminated copper finish on aluminum on exterior metal surfaces; clear anodized finish, AA-
               M12 C22 A41, 0.7 mils minimum on interior metal surfaces.
          .9   Stainless steel butt hinges to suit 3'-8" wide doors.
          .10  Coordinate all door hardware with security requirements.

2.2  FABRICATION - GENERAL

     .1 Curtain wall shall be constructed in shop fabricated units, and shop glazed and delivered to the site in a panelized form.

     .2 Fabricate sections to accommodate and interface with work of other contracts by means of rabbets, interlocks, miscellaneous angles, trim and filler sections, as required.

     .3 Component fastenings shall be concealed throughout of adequate strength fabricated from stainless steel and shall be fusion welded.

     .4 Reinforce mullions with aluminum sections if required. Secure aluminum sections with adequate anchors to structure.

     .5 Jointing and intersections of metals shall be accurately cut, fitted to a tolerance of 1/16" in true planes with adequate concealed fastenings and sealed.

     .6 All gaskets forming weather seals and air seals shall be formed into complete frames with vulcanized corner joints.

     .7 All gaskets shall be free from all contact and migration stain and compatible with all substrates, sealants and finishes with which they contact.


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--------------------------------------------------------------------------------

      .8 Perform fitting and assembly of component parts in shop; units which cannot be permanently shop assembled shall be fitted, assembled, marked and disassembled to assure proper fitting in the field. Identify field assembly joints on shop drawings.

      .9 Fabricate all devices required for erection and adequate anchorage and attachment, including items required to be built into or attached to the wall panels or structure for the support of the work.

      .10 Provide inconspicuous, baffled weep holes to properly vent, pressure equalized and drain system cavities to exterior.

      .11 All exposed aluminum surfaces of frame sections, sill and cut-offs shall have matching finish in colour selected.

      .12 Fabricate glazing recess of sufficient depth to cover glass edge-seal, 3/4" minimum.

      .13 Air seal junctions of all horizontal and vertical aluminum members with joint tape and sealant.

      .14 Use two part polysulfide adhesive to bond copper to painted aluminum extrusions for exterior caps.

      .15 Co-ordinate with Security Section. Provide cutouts in frame for security devices at opening windows and doors including electric locks at doors. Provide conduit within frame (supplied by Division 16000)

2.3   FABRICATION - OPERABLE UNITS
      ----------------------------

      .1    General
            -------

            .1 Fabricate and shop assemble frame and sash members into complete curtain wall system.

            .2 No bolts, screws or fastenings shall impair independent frame movement.

            .3 Hardware member bridging thermal break; suitable, high strength, low conductive, non-metallic material.

      .3    Sash
            ----

            .1 Mitre all corners. No exposed fasteners permitted. Air seal junction of all corners with joint tape and sealant.

            .2    Seal frame weather tight.

            .3 Joinery methods shall not discolor visible finish. Provide cutouts,

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                                                                   SECTION 08900

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--------------------------------------------------------------------------------

               reinforcement as required for hardware.

     .3   Weatherstripping

          .1 Provide two rows of continuous extruded neoprene, replaceable fin type, sponge neoprene weatherstrip in dovetail grooves along perimeter of operating sash.

     .4   Hinges

          .1 Support sash on pins designed to allow installation and removal of sash without disturbing glass or pivot placement.

          .2 Hinges: aluminum, with stainless steel pins and bushings, sized to support operable sash.

     .5   Locks

          .1 White bronze, stainless steel, locks, strikes and keepers for custodial key operation shall secure sash in closed position.

          .2   Provide two locks per jamb.

          .3 Provide safety custodial keys, removable only when sash is in closed and locked position, from interior and exterior.

     .6   Safety/Restraining Device

          .1 Provide a special restraining device of aluminum and/or white bronze and/or stainless steel to permit sash to open 90 degrees and prohibit sash from swinging against adjoining building elements.

2.4  CATWALK

     .1 Fabricate catwalk in modules typically of 5'-0" length. Allow cut-outs in catwalk for installation of safety tie back system.

     .2   Weld catwalk grating and window washing monorail to support angle.

     .3 Install catwalk level maximum deviation 1/8" in 10'-0". Align window washing monorail to suit traversing equipment. Provide removable end blocks to monorail track to prevent traversing equipment from running out open ends of monorail but allow removal for service. Note: Provide curved sections of monorail at building corners to suit Section 11014 requirements.

3.0  EXECUTION


Project No. 9654                                             Issue March 7, 1997


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                                 ATTACHMENT "F"

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                                                                   SECTION 08900

                                                                         PAGE 21
--------------------------------------------------------------------------------

3.1  HOISTING AND EQUIPMENT

     .1 Provide safe and adequate equipment on the site to execute the work, hoisting, scaffolding, staging, safety protection equipment tools, plant and other equipment required for the completion of the work.

3.2  INSTALLATION

     .1 NOTE: This Contractor shall be aware of, and shall make whatever allowance is considered necessary, for possible disruption in installation sequencing due to crane and hoisting openings.

     .2 Check structural elements and adjoining wall panels. Verify governing dimensions. Conform conditions are satisfactory before proceeding.

     .3 Erect curtain wall, and component parts by workmen trained and experienced in this type of work. Have a senior, qualified representative at the job to direct and supervise the various stages of operation. Representative shall be present full time during the assembly and erection of the work.

     .4 Allow for dimensional tolerances and deviation from true plane permissible in wall panels and structural frame. Erect curtain wall units, and component parts plumb, level and true to building lines, in correct relation to work of other trades and establish lines and levels indicated.

     .5 Provide anchors required for casting in. Comply with details on approved shop and erection drawings. Ensure that anchor bolts, embedded components, pockets and chases required for assembly anchorage are properly located and positioned. Execute all drilling of concrete or steel for supplementary inserts required.

     .6 Separate aluminum surfaces in contact with concrete surfaces and other dissimilar metals with PVC sheets.

     .7 Form vapour air seal barrier pans for retention of insulation from galvanized metal sheet. If jointing of the sheet metal is necessary in the fabrication of the pans, lap, rivet and seal joints with sealant. Install liner and secure to aluminum framing. Seal between liner panels and junction of framing air/vapour tight.

     .8 Install semi-rigid insulation and retain in place by use of aluminum bars as specified. Cut insulation to fit metal liner pans. Adequately drain and ventilate space between vapour barrier and spandrel and metal panels to prevent condensation.

     .9 Joints and intersections shall be accurately fitted in true planes, free of distortion, waves, twists, buckles or other defects detrimental to appearance or performance. Prevent damage to metal finish. Accurately position, securely anchor mullion reinforcement. Exercise care in assembly of expansion joints to ensure joint function



Project No. 9654                                         Issue March 7, 1997

                                 ATTACHMENT "F"


                                                                   CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 22
--------------------------------------------------------------------------------

            and that resilient seals are correctly positioned to provide complete unbroken weather barrier.

      .10 Install cut-offs at exterior to adjoining materials. Caulk and seal junctions to provide weathertight seals. Fit flexible seals, tapes and gaskets at locations required to provide water, weathertight junctions. Ensure seal at end joints between lengths of material. Seal junctions of system components to themselves and other work with sealant to maintain effective vapour, air and water barrier. Clean spaces and joints to be caulked of foreign matter that would injure bond, wipe all metal surfaces to be sealed with cellulose sponges or clean rags soaked with ethyl alcohol, a ketone solvent, Xylol or Toluol, and wipe dry with clean cloth, prime surfaces. Where joints are 1/2" deep or deeper, back sealant with joint backing. Mask surfaces where required. Sealant bead depth shall be half of width, but not less than 1/4". Apply sealants with pressure gun having proper sized nozzles to fit the various joints. Use sufficient pressure to fill the joints. Tool and finish joints. Immediately clean adjacent materials which have been soiled.

      .11 At interface with adjacent wall surfaces, install 22 ga. galvanized metal or stainless steel sealed to curtain wall and adjacent air vapour barrier system.

      .12 Install firestop safing insulation on safing clips spaced 2'-0" o.c. maximum in space between floor edge and wall panels to depth required to achieve continuity of fire separation between floors. Compress safing insulation to fill all voids. Apply silicone smoke seal over safing.

      .13 After completion of each wall panel section, provide protection to all interior horizontal surfaces of aluminum within 3'-0" of the floor.

3.3   CONVECTOR COVER
      ---------------

      .1 Fabricate convector cover from extruded aluminum sections; minimum 1/8" thick.

      .2 Cover shall be designed in module lengths to match the window mullion spacing as shown.

      .3 Cover shall be removable in modules for access. No exposed fasteners.

      .4 Top of cover shall be perforated to allow for air movement; 3/8" diameter holes @ 1/2" staggered centres, 50% open for nominal 4" width exclusive of borders. See drawings for exact dimensions. Design internal structural supports to allow for aluminum to move over temperature range without visual distortion to the exposed aluminum.

3.4   ERECTION TOLERANCES
      -------------------

      .1    Maintain the following tolerances:

                                 ATTACHMENT "F"


                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 23
--------------------------------------------------------------------------------

               .1 Maximum variation from plane or location shown on approved shop drawings 1/16" in 15'-0" of length.

               .2 Maximum offset from true alignment between two identical members abutting end-to-end in line: 1/32"

               .3   Racking of face: 1/8" maximum, racking in elevation: nil.

3.5  GLAZING

     .1 Perform glazing in accordance with material manufacturer's directions. Comply with FGMA (Flat Glass Marketing Association) glazing manual.

     .2 Handle and install glass in accordance with manufacturer's directions. Prevent abrasion and other damage.

     .3 Replace defective and damaged materials due to careless handling or other causes resulting from work of this trade.

     .4 The actual profiles, design parameters, dimensions, lengths and locations of all glazing materials shall be as required to meet the performance criteria and as recommended in writing by the manufacturer.

     .5 The glazing system must incorporate drainage and ventilation and meet the air infiltration requirements.

     .6 Use anti-walk blocks and setting blocks. Arrange anti-walk blocks and setting blocks so as to avoid blocking water transfer inside frame.

     .7 Set glass properly centred with uniform bite and face and edge clearance, free from twist, warp or other distortion likely to develop stress. Bite shall be minimum 1/2".

3.6  COPPER SIDING

     .1 Over back-up board, apply one layer of roofing felt lapping each ply 2" in the direction of water flow and fastened with copper or bronze nails driven through sheet copper washers not less than 1" square. Place rosin-sized building paper over the roofing felt, lap each joint minimum 2". Secure to wood strapping with large flat head copper nails spaced not over 12" o.c. along edges and ends and in the intermediate surfaces. Do not nail into aluminum supporting framework.

     .2 All lubricants used in the fabrication of copper shall be removed before work is shipped.

     .3 Take special care to ensure that tools are free from particles of iron or iron compounds.

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 24
--------------------------------------------------------------------------------

     .4 All copper work shall be carried out in accordance with the best standard practice using traditional copper methods with seams lapped and folded. Fastenings shall be copper or bronze, concealed, with ample provision for expansion. Note: design seams and cleats to allow for movement of the panelized curtainwall system.

     .5 Flat seam copper shall be by the pan method and shall consist of 16 oz. sheet copper formed into pans in the shop with a mechanical bending brake. The longitudinal bends for the standing seams shall be break formed. Close the last folds of the seams on site.

     .6 Anchor the pans through the back-up board spandrels into the nailing strips with copper cleats having 2 nails in each cleat and at spacing at 16" centers. Bend back tab on the cleat over the nail heads to prevent chafing. Lock cleats into seams.

     .7   Make seams 3/4" wide.

     .8   Make flat seams at ends of pans with adjacent pans.

3.7  SEALING

     .1 Application of sealants shall be by skilled applicators installed in accordance with manufacturer's printed directions and supervision. The sealants shall be carefully applied to meet the design requirements regarding water penetration and vapour/air seal barrier.

     .2 Mask adjacent surfaces before priming and sealing. Remove masking promptly upon completion of sealing. Clean dust, foreign matter and any other material deleterious to the bond of sealing materials. Prime joints as recommended by sealant manufacturer.

     .3 Handle, store, prepare and use sealing materials in accordance with the manufacturer's recommendations.

     .4 Pack interior and exterior joints continuously with joint backing material allowing a recess to receive sealant. Make recess depth equal to joint width or as indicated. Leave opening in exterior joints to comply with rain screen design.

     .5 Seal joints between curtain wall and adjacent surfaces. Coordinate sealing with sealing performed under other trades so that at junctions in sealant, a continuous uniform full strength seal is achieved.

     .6 Maintain correct width to depth ratio of sealant. Gun in sealant ensuring full bond to joint sides. Tool joints to profile shown, by gun action or by separate operation. The surface of sealant shall be a full bead smooth, free from ridges, wrinkles, sags, air pockets and embedded impurities.


Project No. 9654

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 25
--------------------------------------------------------------------------------

     .7 Apply sealant by means of pressure guns and using suitable nozzle, as required.

     .8 Coordinate the work with that of other Subcontractors to ensure proper execution of the work of both trades.

3.8  THERMAFIBRE FIREPROOFING TO CURTAIN WALL

     .1 Materials specified shall be by U.S. Gypsum or approved equal, and shall be installed in accordance with the current printed directions.

     .2 All materials shall be delivered in their original, unopened packages and stored in an enclosed shelter providing protection from damage and exposure to the elements. Damaged or deteriorated materials shall be removed from the site.

     .3 Curtain wall insulation shall be 1 hour fire tested in accordance with ASTM E119.

     .4 Thermafibre curtain wall insulation shall be foil faced, 50 mm, CW-40, to meet fire test USG 10.18.71.

     .5 Mechanically attach thermafibre insulation to curtain wall in addition to stick clips at approximately 300 mm o.c., with foil facing inward. Butt ends and edges tightly and fill all voids.

     .6 Insulation thickness shall be maintained around all mullions and anchor locations. Provide extra length stick clips at these locations.

     .7 Thermafibre fire proofing is required at perimeter of all floors, extending from floor line down to head of vision glass (ceiling line).

3.9   FIRE/SMOKE STOP

     .1 Supply and install firestop continuously between curtain wall and floor slab.

     .2   Install firestop safing insulation with safing "Z" clips. ULI label.

     .3   Over safing, install sealant.

3.10 SPARE MATERIAL

     .1   Provide to the Owner for spares the following sealed glazed units:
          10 typical large (8'-8" wide x 6'0" high approximately);
          5 typical small (3'-10" wide x 6'0" high approximately);
          10 typical wide upper lites (8'-8" wide x 3'9" high approximately); 5 typical narrow upper lites (3'-10" wide x 3'9" high approximately)


Project No. 9654

                                 ATTACHMENT "F"

                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 26
--------------------------------------------------------------------------------

PROJECT SWISS RE AMERICA HEADQUARTERS                           PROJ. No.         No.
                                                                T96183            BSK-47
------------------------------------------------------------------------------------------
DESIGN       DRAWN             CHECKED      DATE              W.P. No.
RH            RH                 PZ         Feb. 11, 1997     622
-----------------------------------------------------------------------------------------
SUBJECT
                                                         1. SWING STAGE         FES
  DESIGN LOAD PARAMETERS                                    LOAD DELETED        26ST
  FOR PERIMETER CATWALK
                                                         2. NOTE E              ???
                                                            DELETED             ???



                                   [DIAGRAM]


NOTES:

1.   LOAD 1 TO BE TWO INDEPENDENT LOAD CASES;

a)   A UNIFORM SERVICE LIVE LOAD OF 50 PSF.

b) THE POINT LOAD (ANYWHERE) FROM A 300 LB. PERSON PLUS THE WEIGHT OF ONE GLASS PANEL (ASSUMED TO BE 600 LBS. MAX. WORKING LOAD).

2. LOAD 2 TO BE 5000 LBS. ACTING IN ANY DIRECTION FROM A SAFETY LIFELINE OR A BOSUN CHAIR (INCLUDES A FACTOR OF SAFETY OF FOUR) ANYWHERE ALONG THE MONORAIL.

3. LOAD 3 TO BE 5000 LBS ACTING IN ANY DIRECTION FROM A SAFETY LIFELINE (INCLUDES A FACTOR OF SAFETY OF FOUR) ANYWHERE ALONG THE TIE-OFF LINE.

4.   LOADS 1 AND 2 TO BE CONSIDERED SIMULTANEOUSLY.

5.   LOADS 1 AND 3 TO BE CONSIDERED SIMULTANEOUSLY.



Project No. 9654

                                 ATTACHMENT "F"


                                                                    CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 27
--------------------------------------------------------------------------------

Yolles
??????
                                SWISS RE AMERICA
                                  HEADQUARTERS


Project No.: T86155   CHECKED: P.Z.      Sketch No: BSK-69
Drawn: R.V.           Scales:   M.T.S.   Date:     March 4, 1997



                                          STEEL ERECTION TOLERANCES
                                          -------------------------

                             1. REFER TO NSC MANUAL OF STANDARD PRACTICE AND THE FOLLOWING:

                             2.   BASE PLATES SHALL BE AT ??? FROM THEIR
                                  SPECIFIED ELEVATION.

                             3.   SPLICES SHALL BE WITHIN ??? OF THEIR
                                  SPECIFIED ELEVATION.

                             4. ELEVATION OF MEMBERS: ENDS OF MEMBERS SHALL BE WITHIN ??? OF THE SPECIFIED MEMBER ELEVATION. ALLOWANCES SHALL BE MADE FOR INITIAL BASE ELEVATION AND TEMPERATURE EFFECTS. MAXIMUM SLOPE SHALL NOT EXCEED L/500. THE DIFFERENCE FROM THE SPECIFIED ELEVATION BETWEEN MEMBER ENDS THAT MEET AT A JOINT SHALL NOT EXCEED ???.

                             5. HORIZONTAL ALIGNMENT: ALIGN SPANDREL BEAMS SO THAT THE OFFSET OF ONE END RELATIVE TO THE OTHER FROM THE ALIGNMENT SHOWN ON THE DRAWINGS DOES NOT EXCEED L/500. OFFSETS FOR SPANDREL BEAMS SHALL NOT EXCEED ???. OFFSETS FOR OTHER BEAMS SHALL NOT EXCEED ???.




COLUMN ERECTION TOLERANCES
--------------------------
???

Project No. 9654

                                 ATTACHMENT "F"


                                                                   CURTAIN WALL
                                                                   SECTION 08900

                                                                         PAGE 28
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------





                                     [MAP]














--------------------------------------------------------------------------------

                              END OF SECTION 08900

Project No. 9654

                                 ATTACHMENT "G"



SWISS RE AMERICA U.S. HEADQUARTERS                      TURNER CONSTRUCTION CO.
NORTH CASTLE, NY                                                        3/31/97


                                  ADDENDUM #1


CURTAINWALL BIDDER QUESTIONS

      1. Q: Should the vapor barrier be on the interior side of the insulation, not exterior as specified (08900.4.2.1)?

            A:  YES


      2. Q: Re-back-up board 3/8" thick to achieve STC 40 through spandrel areas. Should this material be attached to back pans at ALL exterior and interior corner conditions? Also, typical details 1,2,3,6 etc. on drawing A 5.02?

            A: The intent is that the interior drywall runs structure to structure and substitutes for the 3/8" back-up board in these areas and is therefore not in the curtainwall contract for these areas.


      3. Q: Who supplies the reveal at the typical column detail 5/A5.02, Curtainwall or Drywall Contractor?

            A:  Drywall Contractor


      4. Q: Is all of the work at the catwalks by the Curtainwall Contractor with the exception of the monorail trolley and lifeline anchors, which are by the window washing manufacturer?

            A:  YES See detail 8/A5.04


      5. Q: For ease of installation, should the lifeline anchors be furnished and installed by the Curtainwall Contractor?

            A:  NO

                                 ATTACHMENT "H"


                        [ADAMSON ASSOCIATES LETTERHEAD]


To:       T. Riggi
From:     Jim Bagby
Date:     April 22, 1997
Copies:   Michael A. DiNallo, I. Berger

Re:       Swiss Re
          Curtain Wall

Flour City Architectural Metals submitted revised drawings in our meeting yesterday. The drawings are numbered SK-1 through 5 Rev. A dated April 17, 1997. These drawings are acceptable to us as indicating their design for the typical wall with the following provisos:

     .1   SK-2 Detail 2

          Provide sealant around all penetrations of the galvanized pan; eg, screws holding cement board to pan.

          Relocate galvanized sheet between vertical mullions to the warm side of the insulation (between the insulation and the cement board and seal to mullions.

          Locate wood naller to suit copper cleat locations. (typical all details) Flour City may wish to consider running nallers vertically. This is the short span and will allow for drainage.

          Subject to Flour City's acceptance, there is a preference of the curtain wall consultant to resolve horizontal expansion between the vertical mullions in lieu of the usual location at the ends of the horizontal members.

          Insulation will not be held in place by stick-clips 'welded' to back pan. Epoxy

                                 ATTACHMENT "H"

          glue is acceptable.

     .2   SK-3 Detail 3

          A 1 1/2" x 1 1/2" reveal will be left in the ceiling to allow for the removal of the window stop. (at shade pocket)

     .3   SK-3 Detail 4

          A thin aluminum extension will be sealed to the sill of the glazing reveal to direct water to the edge of the vertical glazing reveal to drain off any water.

     .4   SK-3 Detail 5

          The sill of the glazing reveal will be lowered.

          Flour City is proposing a different smoke seal from that which was specified.

          This is acceptable provided it is ULI rated and installed in accordance with their recommendations.

          As per the specifications, Flour City will reinforce the back pan as necessary to prevent movement of the back pan such that the fire safing will become loose or dislodged.

          The steel clip anchoring the runner brace shall not be welded to side of pan. (destroys galvanizing)

     .5   SK-4 Detail 6

          This detail requires major modification. The galvanized back pan must seal to the concrete beam face.

     .6   SK-5 Soffit Section

          Provide perforated soffit panels as shown on the architectural drawings.

          Provide alignment sleeves at soffit panel joints.

          NOTE: NOT DISCUSSED AT MEETING

          The stainless steel hanger bar shall not be welded to structure. Provide a bolted connection. (to avoid destroying the galvanizing of structural steel)

     .7   SK-6 Section at Catwalk

          5" X 5" steel section shall be non-ferrous; either stainless steel or aluminum.

Other items discussed at the meeting:

     .1   Weather

          Flour City's schedule assumes no delay for weather. This is not realistic as their field assembled wall is weather dependent. We would not recommend that this clause be included in the contract.

     .2   Door Hardware

          We will change the door panic exit device from the Van Duprin specified. The panic device will be a "crash" bar and rim panic device (similar to

                                 ATTACHMENT "H"


          Kawneer Dor-O-Matic 2090)

     .3   Protection
          The specification calls for the supply and removal of protection of horizontal surfaces. You may wish to change this to supply only.

     .4   Shop Drawings, RFI's
          We will use our best efforts to meet Flour City's 10 working day schedule, however, we cannot agree that at all times and in all instances this schedule will be met.
          Flour City's schedule assumes only two submissions of shop drawings. It if our experience that there are many more submissions of drawings than this.

                                 ATTACHMENT "H"

                                                              ADAMSON ASSOCIATES
                                                                    [Letterhead]

TO:       T. Riggi
FROM:     Jim Bagby
DATE:     April 22, 1997
COPIES:   Sacha Menz

RE:       Swiss Re
          Curtain Wall

We have received from SARM comments on our March 27 progress drawing issue which affect the curtain wall. As the tenders on the curtain wall have now been received and award of contract is imminent, please advise how you would like us to incorporate the comments. (Addendum, change order etc. to contract documents) Ideally, for those comments that are acceptable to the client, you should attempt to include in the last-minute tender negotiations.

1.   Mid-horizontal rail
     We call for the interior finish to be black Duracon paint finish. SARM are requesting the interior finish to be clear and anodized. -- No cost impact by FCAM.

2.   Soffit
     SARM are requesting a stainless steel mesh in lieu of the 3" wide perforated reveal (next to the fascia) of the soffit.
     SARM are requesting that the soffit not be black. Although SARM do not advise what colour they would like, provided they do not select clear and anodize, we assume that there is no cost to change colour. However, to be safe, I would recommend that this change be given to the contractor. -- Not included in base contract by FCAM. [TOO REVIEW AND OR PRICE BY FCA.]


3.   DETAIL 8 Drwg A5.01
     SARM are asking why the channel is not steel. I believe the comments are by Yonas and he has not discussed them with Sasha. However, when Sasha was in our offices, this item was discussed. Basically, steel rusts. In both cases, whether the channel is steel or aluminum, expansion joints are required. The joint design is identical. Included in base price.


Project No. 9654                                             Issue March 7, 1997

                                 ATTACHMENT "H"

13. The Trade Contractor for the Price herein provided, hereby accepts and assures exclusive liability for and shall indemnify, protect and save harmless the Owner from and against the payment of:

         A. All contributions, taxes or premiums (including interest and penalties thereon) which may be payable under the Unemployment Insurance Law of any State, Federal Social Security Act, Federal, State, County and/or Municipal Tax Withholding Laws, or any other law, measured upon the payroll of or required to be withheld from employees, by whomsoever employed, engaged in the Work to be performed and furnished under this Agreement.

         B. All use, personal property and other taxes (including interest and penalties thereon) required by any Federal, State, County, Municipal or other law to be paid or collected by the Trade Contractor or any of its Subcontractors or vendors or any other person or persons acting for, through or under it or any of them, by reason of the performance of the Work or the acquisition, ownership, furnishing or use of any materials, equipment, supplies, labor, services or other items for or in connection with the Work.

         C. All pension, welfare, vacation annuity and other union benefit contributions payable under or in connection with labor agreements with respect to all persons, by whomsoever employed, engaged in the Work to be performed and furnished under this Agreement.

                  Such indemnification of the Owner by the Trade Contractor shall include any expenses, including legal fees and litigation arising from, or related to the Trade Contractor's failure to pay any sales, use, personal property or other taxes based upon labor, services, materials, equipment or other items acquired, performed, furnished or used for or in connection with the Work.

14. Notwithstanding the dimensions on the Drawings, Specifications and other Contract Documents, it shall be the obligation and responsibility of the Trade Contractor to take such measurements as will insure the proper matching and fitting of the Work covered by this Agreement with CONTIGUOUS WORK*. The Trade Contractor's submission of a shop drawing shall constitute the Trade Contractor's representation, upon which the Owner, the Construction Manager and the Design Team may rely, that the Trade Contractor has reviewed the submission for accuracy and compliance with all Contract Documents and that whenever engineering is required to be performed, such engineering has been performed by a qualified and licensed engineer. Furthermore, the review of the Shop Drawings by the Owner, the Construction Manager and the Design Team shall not constitute an undertaking by any of them to identify deficiencies in the submission, that being an undertaking within the sole responsibility of the Trade Contractor.

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
         * REFER TO RIDER 'A' ITEM #2

15. The Work hereunder is to be performed to the satisfaction of the Owner. The Trade Contractor shall not make any changes, additions and/or omissions in the Work except upon written order of the Owner as provided in the General Conditions.

16. The Trade Contractor shall at all times provide sufficient, safe and proper facilities for the inspection of the Work by the Owner, the Construction Manager, the members of the Design Team and their authorized representatives in the field, at shops or at any other place where materials or equipment for the Work are in the course of preparation, manufacture, treatment or storage. The Trade Contractor shall, within twenty-four (24) hours after receiving written notice from the Owner or its authorized representatives to that effect, proceed to take down all portions of the Work and remove from the premises all materials whether worked or unworked, which the Owner or its authorized representatives shall condemn as unsound, defective or improper or as in any way failing to confirm to this Agreement or the Plans, Specifications or other Contract Documents, and the Trade Contractor, at its own cost and expense, shall replace the same with proper and satisfactory work and materials and make good all work damaged or destroyed by or as a result of such unsound, defective, improper or nonconforming work or materials or by the taking down, removal or replacement thereof.

17. The Trade Contractor shall remove, replace and/or repair at its own expense and at the convenience of the Owner any faulty, defective or improper Work, materials or equipment discovered within one (1) year from the date of the acceptance of the Project as a whole by the Owner or for such longer period as may be provided in the Drawings, Specifications, General Conditions, Special Conditions or other Contract Documents.

18. The Contractor hereby guarantees the Work to the full extent provided in the Drawings, Specifications, General Conditions, Special Conditions and other Contract Documents. Without limiting the generality of the foregoing, the Trade Contractor warrants to the Owner, that all materials and equipment furnished under this Agreement will be of first class quality and new, unless otherwise required or permitted by the other Contract Documents, that the Work performed pursuant to this Agreement will be free from defects and that the Work will strictly conform with the requirements of the Contract Documents. Work not confirming to such requirements, including substitutions not properly approved and authorized, shall be considered defective. All warranties contained in this Agreement and in the Contract Documents shall be in addition to and not in limitation of all other warranties or remedies required and/or arising pursuant to applicable law.

19. The Trade Contractor acknowledges that its right to remedies pursuant to New York Mechanic's Lien Law shall be governed, to the fullest extent permitted by law, by the following:

         A. The Trade Contractor agrees that its rights to pursue a lien shall be limited to that portion of its Contract Price which is unpaid and due at the time of filing a lien claim under the terms of this Trade Contract. The Trade Contractor agrees that it shall not file liens for any sum which is not due hereunder and specifically agrees and covenants that it will not file liens for sums which it may contend are due as damages by reason of delays or other such claims unless such sums are agreed due to the Trade Contractor by written contract modification. The Trade Contractor agrees that its lien rights, whatever they may be, are reduced by each payment made to the Trade Contractor by the Owner or any other party on behalf of the Owner.

         B. If any claim or lien is made or filed with or against the Owner, the Project premises or the Project funds by any person claiming that the Trade Contractor or any Subcontractor or other person under subcontract has failed to make payment for any labor, services, materials, equipment, taxes or other items or obligations furnished or incurred for or in connection with the Work, or if at any time, there shall be evidence of such nonpayment or of any claim or lien for which, if established, the Owner might become liable and which is chargeable to the Trade Contractor, or if the Trade Contractor or any Subcontractor or other person under subcontract causes damage to the Work or to any other work on the Project, or if the Trade Contractor fails to perform or is otherwise in default under any of the terms or provisions of this Trade Contract, the Owner shall have the right to retain from any payment then due or thereafter to become due an amount which it deems sufficient to (i) satisfy, discharge and/or defend against any such claim or lien or any action which may be brought or judgment which may be recovered thereon, (ii) make good any such nonpayment, damage, failure or default, and
                  (iii) compensate the Owner for and indemnify and hold it harmless against any and all losses, liability, damages, costs and expenses, including legal fees and disbursements, which may be sustained or incurred by it in connection therewith. The Owner shall have the right to apply and charge against the Trade Contractor so much of the amount retained as may be required for the foregoing purposes. If the amount is insufficient therefor, the Trade Contractor shall be liable for the difference and pay the same to the Owner.

         C. The Trade Contractor acknowledges that a claim lien filed by it may be disruptive of Project finances. Therefore, the Trade Contractor further agrees that if it files a lien claim which is not permitted by law, or which contains claims where are not permissible hereunder, or which is negligently or purposefully overstated, the Owner shall be entitled to receive from the Trade Contractor all its damages arising therefrom and further be held harmless and indemnified by Trade Contractor from all claims of other Trade Contractors arising therefrom.

         D. If any Subcontractor, laborer, materialmen or supplier of the Trade Contractor or any other person directly or indirectly acting for, through or under it or any of them files or maintains a lien or claim, whether a mechanics' lien or an attested account or otherwise, a mechanic's lien or claim against the Project funds or Project premises or any part thereof or any interests therein or any improvements thereon or against any monies due or to become due from the Owner to the Trade Contractor, for or on account of any work, labor, services, materials, supplies, equipment or other items performed or furnished for or in connection with the Work or under any change order or supplemental agreement for extra or additional work in connection with the Project, the Trade Contractor agrees to cause such liens and claims to be satisfied, removed or discharged at its own expense by bond, payment or otherwise within fifteen (15) days from the date of the filing thereof, and upon its failure to do so the Owner shall have the right, in addition to all other rights and remedies provided under this Agreement and the other Contract Documents or by law, to cause such liens or claims to be satisfied, removed or discharged by whatever means the Owner chooses, at the entire cost and expense of the Trade Contractor (such cost and expense to include legal fees and disbursements). The Trade Contractor agrees to indemnify, protect and save harmless the Owner from and against any and all such liens and claims and actions brought or judgments rendered thereon, and from and against any and all loss, damages, liability, costs and expenses, including legal fees and disbursements, which the Owner may sustain or incur in connection therewith.

20. To the fullest extent permitted by law, the Trade Contractor agrees that it shall not assign, sell, transfer, delegate or encumber any rights, duties or obligations arising under this Agreement including, but not limited to, any right to receive payments hereunder, without the prior written consent of the Owner. Such consent may be granted or denied in the Owner's sole discretion and the giving of any such consent to a particular assignment shall not dispense with the necessity of such consent to any further or other assignments.

21. Notices, demands or requests shall be in writing, delivered in person or mailed by registered or certified mail, postage prepaid, or by the sending of hand delivery addressed to the parties hereto at their addresses above stated. Notices to the Contractor shall be to the attention of Mr. Donald Kondas, Project Manager, and to the Owner shall be to the attention of Sara B. Fox, Senior Vice President and Thomas L. Forsyth, Esq.

22. The Trade Contract and the other Contract Documents constitute the entire agreement between the parties. The Trade Contractor agrees that any claims against Owner, irrespective of an alleged breach by Owner of the Contract, shall be based, nonetheless, upon the Trade Contract and the Contract Price, and shall in no event based upon an asserted fair and reasonable value of the Work performed.

23. No representation or other agreements have been made other than as set forth in the Contract, which may not be changed, nor any term or provision thereof waived except in writing signed by the Owner's duly authorized agent or officer.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




TRADE CONTRACTOR                            SWISS RE INVESTORS, INC.

By: /s/  MICHAEL J. RUSSO                   By:  /s/  SARA B. FOX
   ----------------------------                 -------------------------------
Name:    Michael J. Russo                   Name:     Sara B. Fox
     --------------------------                  ------------------------------
Title:   President                          Title:    Senior Vice President
      -------------------------                   -----------------------------




Witness of Flour City                       By:  /s/  PATRICIA LIOI
                                                -------------------------------
 [SIG]                                      Name:     Patricia Lioi
-------------------------------                  ------------------------------

         5/19/97                            Title:    Vice President
-------------------------------                   -----------------------------


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